UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21982

Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31

Date of reporting period: June 1, 2024 - May 31, 2025

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

5.31.2025

Guggenheim Funds Annual Report

Guggenheim Strategic Opportunities Fund

GuggenheimInvestments.com	CEF-GOF-AR-0525

GUGGENHEIMINVESTMENTS.COM/GOF

... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/gof, you will find:

• Daily, weekly and monthly data on share prices, net asset values, distributions and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

DEAR SHAREHOLDER (Unaudited)	May 31, 2025

We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2025 (the “Reporting Period”).

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Economic and Market Overview and the Management’s Discussion of Fund Performance, which begin on page 5. There you will find information on Guggenheim’s views on the economy and market environment, and information about the factors that materially impacted the Fund’s performance during the Reporting Period.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 16.48% and a total return based on NAV of 15.09%. At the end of the Reporting Period, the Fund’s market price of $14.73 per share represented a premium of 28.87% to its NAV of $11.43 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 14.84% based on the Fund’s closing market price of $14.73 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(f) on page 97 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described on page 143 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	May 31, 2025

Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique for shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.

Sincerely,

Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund

June 30, 2025

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	May 31, 2025

The economic environment continued to be characterized by high policy volatility, clouding the outlook for the economy and forcing investors to navigate through the fog. Over the first half of 2025, historic swings in tariff policy elevated uncertainty, which obscured the signals from both soft and hard economic data. The actual effects of tariff hikes still lie ahead. In the coming months, we expect we could see slow growth and rising inflation as businesses pass through at least some of the tariff tax hikes on to consumers. While the fiscal bill may provide incremental new stimulus, it may not offset the drag that could come from tariffs.

The U.S. Federal Reserve has been patient for now, but we expect the easing cycle could commence later this year should unemployment rise, and we anticipate the pace of rate cuts could accelerate into 2026. Higher quality-fixed income returns remained stable, and we believe provide an attractive source of steady yield to help buffer downside risks amid continued policy uncertainty.

While corporate fundamentals were strong, we anticipate a growing divergence among industries as some are more affected by tariffs and other policy shifts. For interest rates, we expect the 10-year Treasury yield will maintain its trading range of 3.75% – 4.75%, with upward pressure from fiscal policy offset by slowing growth and a trend toward easier monetary policy.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 5

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited)	May 31, 2025

MANAGEMENT TEAM

Guggenheim Funds Investment Advisors, LLC serves as the investment adviser to Guggenheim Strategic Opportunities Fund (the “Fund”). The Fund is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”), the Fund’s investment sub-adviser.

This team includes Anne B. Walsh, CFA, JD, Managing Partner, Chief Investment Officer of GPIM and Portfolio Manager; Steven H. Brown, CFA, Chief Investment Officer - Fixed Income, Senior Managing Director, and Portfolio Manager; Adam J. Bloch, Managing Director and Portfolio Manager; and Evan L. Serdensky, Managing Director and Portfolio Manager.

Discuss the Fund’s return and return of comparative indices

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the Reporting Period, the Fund provided a total return based on market price of 16.48% and a total return based on NAV of 15.09%. At the end of the Reporting Period, the Fund’s market price of $14.73 per share represented a premium of 28.87% to its NAV of $11.43 per share. At the beginning of the Reporting Period, the Fund’s market price of $14.68 per share represented a premium of 22.85% to its NAV of $11.95 per share.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV.

Please refer to the graphs and tables included within the Fund Summary beginning on page 12 for additional information about the Fund’s performance.

The returns for the Reporting Period of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

Index*,1	Total Return
Bloomberg U.S. Aggregate Bond Index	5.46%
Bloomberg U.S. Corporate Bond Index	5.61%
Bloomberg U.S. Corporate High Yield Index	9.32%
ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index	7.11%
NASDAQ - 100 Index	16.02%
Russell 2000 Index	1.19%
Standard & Poor’s 500 (“S&P 500”) Index	13.52%
S&P UBS Leveraged Loan Index	6.70%

* See page 10 for Index definitions

6 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	May 31, 2025

Discuss the Fund’s distributions

During the Reporting Period, the Fund paid a monthly distribution of $0.1821 per share. The most recent distribution represents an annualized distribution rate of 14.84% based on the Fund’s closing market price of $14.73 per share at the end of the Reporting Period.

The distributions paid consisted of (i) investment company taxable income taxed as ordinary income, which includes, among other things, short-term capital gain and income from certain hedging and interest rate transactions and (ii) return of capital.

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change.

Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 15, and Note 2(f) on page 97 for more information on distributions for the period.

Payable Date	Amount
June 28, 2024	$0.1821
July 31, 2024	$0.1821
August 30, 2024	$0.1821
September 30, 2024	$0.1821
October 31, 2024	$0.1821
November 29, 2024	$0.1821
December 31, 2024	$0.1821
January 31, 2025	$0.1821
February 28, 2025	$0.1821
March 31, 2025	$0.1821
April 30, 2025	$0.1821
May 30, 2025	$0.1821
Total	$2.1852

What factors materially contributed to or detracted from the Fund’s Performance during the Reporting Period?

During the Reporting Period, the Fund’s positive performance was driven by both earned income, reflecting a continued focus on higher-quality credits with attractive income and yield characteristics, and strategic capital raising through at-the-market issuance activity that enabled the Fund to invest part of the proceeds in profitable investments. Credit spreads detracted from overall returns, particularly due to the Fund’s allocation to certain below-investment-grade sectors like bank loans which experienced spread widening amid increased economic uncertainty related to the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 7

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	May 31, 2025

administration’s trade policies2. The Fund’s equity exposure had a slightly negative contribution to performance. Additionally, duration had a positive effect, as yield movements were mixed and the yield curve steepened: 2-year Treasury yields declined by 100 basis points, while 30-year Treasury yields rose by 27 basis points3.

Discuss the Fund’s Use of Leverage

At the end of the Reporting Period, the Fund’s leverage was approximately 16% of Managed Assets, compared with approximately 18% at the beginning of the Reporting Period.

One purpose of leverage is to fund the purchase of additional securities that may provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage may result in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

Given positive total returns over the Reporting Period, the Fund’s use of leverage benefited performance.

Investments in Investment Funds (as defined in the Additional Information Regarding the Fund section, which begins on page 145) frequently expose the Fund to an additional layer of financial leverage and the associated risks, such as the magnified effect of any losses.

How did the Fund use derivatives during the Reporting Period?

The Fund used a variety of derivatives during the Reporting Period, both to gain market exposure, as well as to hedge certain risks. The strategy employs a proprietary covered call strategy which involves selling call option derivatives. The Fund also utilized foreign currency forwards to hedge non-USD exposures. The Fund employed index credit default swaps to hedge broad credit market exposure, which contributed slightly to performance. The Fund utilized various interest rate derivatives, including swaps, swaptions, caps, and futures, to both hedge rate risks and to gain market exposure. The Fund also utilized total return swaps to gain long equity exposure. Overall, the use of derivatives benefited the Fund’s performance during the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

After a brief wave of post-election optimism, markets experienced significant volatility reminiscent of the COVID-19 era, driven by the administration’s unexpectedly punitive tariff policies. Although recent trade policy rhetoric turned more positive, tariff levels remained at historic highs, posing challenges to economic growth. Meanwhile, the U.S. Federal Reserve faced ongoing uncertainty on its path forward for monetary policy as it assessed the implications of trade policy for its dual mandate.

8 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	May 31, 2025

We believe this environment calls for significant diversification and scrutiny in sector allocations, particularly at the issuer level. The Fund prioritized quality (which takes multiple forms, including focusing on industry market leaders, balance sheet health, and strong credit documents) and industries that may be more resilient across a range of economic and policy outcomes.

We saw the reprieve in volatility near the end of the Reporting Period as an opportunity to continue shifting the Fund up in quality. Given that spread retracement was most exaggerated in high yield corporates, we concentrated on opportunistically lightening up the Fund’s exposure in that sector and increasing allocations to investment-grade corporates and Agency RMBS. We still viewed the go-forward valuation proposition of credit as attractive due to above-average yields across high-quality segments. The Fund also opportunistically increased its equity allocation, taking advantage of volatility-induced price movements.

Sources:

1 Morningstar 1 year total return as of May 31, 2025.

2 Bloomberg as of May 31, 2025.

3 FRED – Federal Reserve Bank of St. Louis.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 9

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	May 31, 2025

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

The Bloomberg U.S. Corporate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity, and quality requirements.

The Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

The ICE Bank of America (“BofA”) Asset Backed Security Master BBB-AA Index is a subset of the ICE Bank of America U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/ wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Standard & Poor’s 500 (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

The S&P UBS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

10 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

MANAGEMENT’S DISCUSSION OF
FUND PERFORMANCE (Unaudited) continued	May 31, 2025

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The net asset value and market price of the Fund’s shares will fluctuate, sometimes independently, based on market, economic, issuer-specific and other factors affecting the Fund and its investments. The market price of Fund shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Fund shares is often considered in determining whether to purchase or sell Fund shares, whether investors will realize gains or losses upon the sale of Fund shares will depend upon whether the market price of Fund shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Fund shares are thus material to investors and may result in losses, even when net asset value has increased. The Fund is designed for long-term investors; investors should not view the Fund as a vehicle for trading purposes.

Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully. Investors should be aware that the Fund’s investments and a shareholder’s investment in the Fund are subject to various risk factors, including investment risk, which could result in the loss of the entire principal amount that you invest, reduced yield and/or income and sudden and substantial losses. Certain of these risk factors are described in the Additional Information Regarding the Fund section, which begins on page 145. Please see the Fund’s Prospectus, Statement of Additional Information (“SAI”) and guggenheiminvestments.com/gof for additional descriptions of the risks of investing in the Fund. Shareholders also may access the Fund’s Prospectus and SAI on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	May 31, 2025

Fund Statistics
Market Price	$14.73
Net Asset Value	$11.43
Premium to NAV	28.87%
Net Assets ($000)	$2,008,816

*The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when sold, may be worth more of less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The Fund does not seek to achieve performance that is comparative to an index.

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED May 31, 2025
	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	15.09%	10.78%	10.67%	8.91%
Market	16.48%	8.82%	12.61%	9.52%
Bloomberg U.S. Aggregate
Bond Index	5.46%	1.49%	(0.90%)	1.49%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2025

Portfolio Breakdown	% of Net Assets
Investments
Corporate Bonds	39.5%
Senior Floating Rate Interests	38.1%
Asset-Backed Securities	19.7%
Collateralized Mortgage Obligations	9.4%
U.S. Government Securities	5.9%
Preferred Stocks	5.3%
Money Market Funds	1.5%
Other	2.5%
Total Investments	121.9%
Interest Rate Swaptions Written	(0.1%)
Options Written	(0.2%)
Other Assets & Liabilities, net	(21.6%)
Net Assets	100.0%

Ten Largest Holdings[1]	% of Net Assets
Uniform MBS 15 Year	1.2%
Lightning A, 5.50%	1.0%
Thunderbird A, 5.50%	1.0%
Fannie Mae, 7.00%	0.9%
Madison Park Funding LIII Ltd., 10.27%	0.9%
Obra Longevity, 8.48%	0.9%
Guggenheim Active Allocation Fund	0.7%
Uniform MBS 30 Year	0.7%
Fannie Mae, 5.50%	0.6%
Hotwire Funding LLC, 8.84%	0.6%
Top Ten Total	8.5%

1 “Ten Largest Holdings” excludes any temporary cash or derivative investments.

Portfolio breakdown and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 13

FUND SUMMARY (Unaudited) continued	May 31, 2025

Portfolio Composition by Quality Rating[1]

% of Total
Rating	Investments
Fixed Income Investments
AAA	0.2%
AA	6.4%
A	5.9%
BBB	10.4%
BB	19.1%
B	32.6%
CCC	3.1%
CC	0.1%
D	0.0%*
NR2	11.1%
Other Investments	11.1%
Total Investments	100.0%

1	Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating.
2	NR (not rated) securities do not necessarily indicate low credit quality.
*	Less than 0.1%.

14 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited) continued	May 31, 2025

All or a portion of the above distributions is characterized as a return of capital. For the year ended May 31, 2025, 31.9% of the distributions were characterized as ordinary income and 68.1% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2025 will be reported to shareholders in January 2026.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6%
Consumer, Non-cyclical – 0.2%
Endo, Inc.*	68,574	$ 1,440,054
Quanta Services, Inc.[1]	64	21,924
Insulet Corp.*,1	64	20,802
IDEXX Laboratories, Inc.*,1	39	20,021
Cardinal Health, Inc.[1]	126	19,459
HCA Healthcare, Inc.[1]	51	19,451
Dexcom, Inc.*,1	226	19,391
Corteva, Inc.[1]	271	19,187
Philip Morris International, Inc.[1]	106	19,143
Monster Beverage Corp.*,1	294	18,801
Cintas Corp.[1]	83	18,799
United Rentals, Inc.[1]	26	18,418
Cencora, Inc. — Class A1	63	18,348
Universal Health Services, Inc. — Class B1	96	18,274
Edwards Lifesciences Corp.*,1	233	18,225
Rollins, Inc.[1]	316	18,091
McKesson Corp.[1]	25	17,988
ResMed, Inc.[1]	73	17,870
Equifax, Inc.[1]	67	17,701
Intuitive Surgical, Inc.*,1	32	17,675
Automatic Data Processing, Inc.[1]	54	17,579
Align Technology, Inc.*,1	97	17,551
Boston Scientific Corp.*,1	166	17,473
STERIS plc[1]	71	17,410
Lamb Weston Holdings, Inc.[1]	310	17,292
Verisk Analytics, Inc. — Class A1	55	17,278
Moody’s Corp.[1]	36	17,255
Bunge Global S.A.[1]	218	17,037
S&P Global, Inc.[1]	33	16,924
Stryker Corp.[1]	44	16,836
Kroger Co.[1]	246	16,785
Hormel Foods Corp.[1]	546	16,751
Altria Group, Inc.[1]	276	16,728
Zoetis, Inc.[1]	99	16,694
Labcorp Holdings, Inc.[1]	67	16,681
MarketAxess Holdings, Inc.[1]	77	16,664
Quest Diagnostics, Inc.[1]	96	16,641
Mondelez International, Inc. — Class A1	246	16,602
Kenvue, Inc.[1]	692	16,518
Coca-Cola Co.[1]	228	16,439

See notes to financial statements.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Consumer, Non-cyclical – 0.2% (continued)
Abbott Laboratories[1]	123	$ 16,430
Keurig Dr Pepper, Inc.[1]	487	16,397
Kimberly-Clark Corp.[1]	114	16,389
PayPal Holdings, Inc.*,1	233	16,375
Archer-Daniels-Midland Co.[1]	339	16,363
Colgate-Palmolive Co.[1]	176	16,357
Hologic, Inc.*,1	261	16,226
J M Smucker Co.[1]	144	16,216
Cigna Group[1]	51	16,149
Procter & Gamble Co.[1]	95	16,140
Estee Lauder Companies, Inc. — Class A1	240	16,066
Kellanova[1]	194	16,030
Avery Dennison Corp.[1]	90	15,996
Henry Schein, Inc.*,1	228	15,958
Sysco Corp.[1]	217	15,841
Solventum Corp.*,1	216	15,788
CVS Health Corp.[1]	246	15,754
Corpay, Inc.*,1	48	15,605
Molina Healthcare, Inc.*,1	51	15,557
Brown-Forman Corp. — Class B1	466	15,536
Constellation Brands, Inc. — Class A1	87	15,511
Gilead Sciences, Inc.[1]	140	15,411
Centene Corp.*,1	273	15,408
Incyte Corp.*,1	236	15,354
DaVita, Inc.*,1	112	15,261
Johnson & Johnson[1]	98	15,210
Viatris, Inc.[1]	1,725	15,163
Waters Corp.*,1	43	15,017
West Pharmaceutical Services, Inc.[1]	71	14,970
Elevance Health, Inc.[1]	39	14,970
Hershey Co.[1]	93	14,944
Tyson Foods, Inc. — Class A1	266	14,939
Humana, Inc.[1]	64	14,920
Agilent Technologies, Inc.[1]	133	14,885
Danaher Corp.[1]	78	14,812
Biogen, Inc.*,1	114	14,796
Amgen, Inc.[1]	51	14,697
Pfizer, Inc.[1]	621	14,587
Medtronic plc[1]	174	14,439
General Mills, Inc.[1]	266	14,433

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Consumer, Non-cyclical – 0.2% (continued)
Molson Coors Beverage Co. — Class B1	269	$ 14,416
Church & Dwight Company, Inc.[1]	146	14,353
McCormick & Company, Inc.[1]	196	14,255
Clorox Co.[1]	108	14,243
PepsiCo, Inc.[1]	108	14,197
Baxter International, Inc.[1]	464	14,152
Vertex Pharmaceuticals, Inc.*,1	32	14,146
Zimmer Biomet Holdings, Inc.[1]	153	14,102
Conagra Brands, Inc.[1]	616	14,100
The Campbell’s Co.[1]	414	14,093
Kraft Heinz Co.[1]	527	14,087
Eli Lilly & Co.[1]	19	14,016
AbbVie, Inc.[1]	75	13,958
Cooper Companies, Inc.*,1	202	13,793
GE HealthCare Technologies, Inc.[1]	191	13,473
Merck & Company, Inc.[1]	171	13,140
Global Payments, Inc.[1]	172	13,005
Revvity, Inc.[1]	143	12,930
Bristol-Myers Squibb Co.[1]	267	12,891
Bio-Techne Corp.[1]	265	12,826
Charles River Laboratories International, Inc.*,1	94	12,749
Thermo Fisher Scientific, Inc.[1]	31	12,488
Becton Dickinson & Co.[1]	71	12,254
Moderna, Inc.*,1	456	12,111
IQVIA Holdings, Inc.*,1	86	12,068
Regeneron Pharmaceuticals, Inc.[1]	23	11,277
UnitedHealth Group, Inc.[1]	33	9,963
Save-A-Lot*,†††	1,871,199	187
Endo Guc Trust — Class A*,†††	13,803	1
Total Consumer, Non-cyclical		3,118,934
Consumer, Cyclical – 0.1%
SHO Holding I Corp.*,†††	768	603,024
Exide Technologies*,†††	342	341,710
Dollar Tree, Inc.*,1	258	23,287
Ulta Beauty, Inc.*,1	48	22,630
Tesla, Inc.*,1	64	22,173
Dollar General Corp.[1]	213	20,714
Royal Caribbean Cruises Ltd.[1]	77	19,787
Ralph Lauren Corp. — Class A1	71	19,653
Carnival Corp.*,1	818	18,994

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Consumer, Cyclical – 0.1% (continued)
Walmart, Inc.[1]	187	$ 18,461
Darden Restaurants, Inc.[1]	84	17,994
Live Nation Entertainment, Inc.*,1	130	17,835
Southwest Airlines Co.[1]	530	17,691
Costco Wholesale Corp.[1]	17	17,683
Ross Stores, Inc.[1]	126	17,651
Tapestry, Inc.[1]	223	17,517
TJX Companies, Inc.[1]	138	17,512
United Airlines Holdings, Inc.*,1	220	17,478
WW Grainger, Inc.[1]	16	17,401
Hilton Worldwide Holdings, Inc.[1]	70	17,391
Fastenal Co.[1]	420	17,363
Ford Motor Co.[1]	1,665	17,283
Hasbro, Inc.[1]	258	17,211
Marriott International, Inc. — Class A1	65	17,149
Domino’s Pizza, Inc.[1]	36	17,058
Delta Air Lines, Inc.[1]	351	16,985
TKO Group Holdings, Inc.[1]	107	16,885
Wynn Resorts Ltd.[1]	186	16,840
Aptiv plc*,1	250	16,703
Genuine Parts Co.[1]	132	16,701
McDonald’s Corp.[1]	53	16,634
General Motors Co.[1]	333	16,520
O’Reilly Automotive, Inc.*,1	12	16,410
MGM Resorts International*,1	515	16,300
Home Depot, Inc.[1]	44	16,205
Walgreens Boots Alliance, Inc.*,1	1,426	16,042
Chipotle Mexican Grill, Inc. — Class A*,1	319	15,976
Lululemon Athletica, Inc.*,1	50	15,833
Lowe’s Companies, Inc.[1]	70	15,801
Caesars Entertainment, Inc.*,1	583	15,671
Copart, Inc.*,1	301	15,496
Cummins, Inc.[1]	48	15,431
Las Vegas Sands Corp.[1]	373	15,353
LKQ Corp.[1]	375	15,176
PulteGroup, Inc.[1]	154	15,097
AutoZone, Inc.*,1	4	14,932
Yum! Brands, Inc.[1]	103	14,826
Norwegian Cruise Line Holdings Ltd.*,1	839	14,808
Tractor Supply Co.[1]	305	14,762

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Consumer, Cyclical – 0.1% (continued)
PACCAR, Inc.[1]	156	$ 14,641
DR Horton, Inc.[1]	124	14,639
Best Buy Company, Inc.[1]	220	14,582
Williams-Sonoma, Inc.[1]	90	14,558
Pool Corp.[1]	48	14,428
NVR, Inc.*,1	2	14,232
Lennar Corp. — Class A1	134	14,215
CarMax, Inc.*,1	220	14,181
Target Corp.[1]	149	14,007
Deckers Outdoor Corp.*,1	131	13,823
Starbucks Corp.[1]	162	13,600
NIKE, Inc. — Class B1	217	13,148
Accuride Corp*,†††,4	3,087,395	309
ATD New Holdings, Inc.*,††	23,593	118
Accuride Liquidating Trust*,†††,4	190	—
Total Consumer, Cyclical		1,924,518
Financial – 0.1%
Checkers Holdings, Inc.*,†††	84,343	335,685
Coinbase Global, Inc. — Class A*,1	80	19,730
W R Berkley Corp.[1]	259	19,345
Charles Schwab Corp.[1]	215	18,993
JPMorgan Chase & Co.[1]	70	18,480
Nasdaq, Inc.[1]	219	18,295
Iron Mountain, Inc. REIT[1]	185	18,261
Goldman Sachs Group, Inc.[1]	30	18,013
Digital Realty Trust, Inc. REIT[1]	105	18,010
Franklin Resources, Inc.[1]	831	17,983
American Express Co.[1]	61	17,937
Morgan Stanley[1]	140	17,924
CME Group, Inc. — Class A1	62	17,918
Hartford Insurance Group, Inc.[1]	138	17,918
State Street Corp.[1]	186	17,908
Capital One Financial Corp.[1]	94	17,780
Citigroup, Inc.[1]	235	17,700
Bank of America Corp.[1]	400	17,652
Cboe Global Markets, Inc.[1]	77	17,642
Blackrock, Inc.[1]	18	17,638
Mastercard, Inc. — Class A1	30	17,568
Bank of New York Mellon Corp.[1]	198	17,545
Visa, Inc. — Class A1	48	17,529

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Financial – 0.1% (continued)
Northern Trust Corp.[1]	163	$ 17,399
Travelers Companies, Inc.[1]	63	17,369
Wells Fargo & Co.[1]	232	17,349
Cincinnati Financial Corp.[1]	114	17,194
Synchrony Financial[1]	298	17,180
SBA Communications Corp. REIT[1]	74	17,160
Huntington Bancshares, Inc.[1]	1,096	17,130
Arthur J Gallagher & Co.[1]	49	17,025
Arch Capital Group Ltd.[1]	179	17,012
KKR & Company, Inc. — Class A1	140	17,004
Allstate Corp.[1]	81	16,999
M&T Bank Corp.[1]	93	16,986
Loews Corp.[1]	190	16,965
Intercontinental Exchange, Inc.[1]	94	16,901
Equinix, Inc. REIT[1]	19	16,888
Crown Castle, Inc. REIT[1]	168	16,859
American International Group, Inc.[1]	199	16,843
Ameriprise Financial, Inc.[1]	33	16,805
U.S. Bancorp[1]	383	16,695
Welltower, Inc. REIT[1]	108	16,662
Chubb Ltd.[1]	56	16,643
Raymond James Financial, Inc.[1]	113	16,609
American Tower Corp. — Class A REIT[1]	77	16,528
Progressive Corp.[1]	58	16,526
Host Hotels & Resorts, Inc. REIT[1]	1,056	16,357
Public Storage REIT[1]	53	16,346
KeyCorp[1]	1,030	16,336
BXP, Inc. REIT[1]	242	16,294
Equity Residential REIT[1]	232	16,272
Kimco Realty Corp. REIT[1]	765	16,264
Invitation Homes, Inc. REIT[1]	482	16,243
Regions Financial Corp.[1]	757	16,230
Extra Space Storage, Inc. REIT[1]	107	16,173
PNC Financial Services Group, Inc.[1]	93	16,164
Berkshire Hathaway, Inc. — Class B*,1	32	16,127
Marsh & McLennan Companies, Inc.[1]	69	16,123
Assurant, Inc.[1]	79	16,035
Realty Income Corp. REIT[1]	283	16,023
Regency Centers Corp. REIT[1]	222	16,017
T. Rowe Price Group, Inc.[1]	171	16,004

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Financial – 0.1% (continued)
Everest Group Ltd.[1]	46	$ 15,971
Globe Life, Inc.[1]	131	15,965
Citizens Financial Group, Inc.[1]	395	15,938
MetLife, Inc.[1]	202	15,873
Camden Property Trust REIT[1]	135	15,861
Aflac, Inc.[1]	153	15,842
Truist Financial Corp.[1]	401	15,840
Willis Towers Watson plc[1]	50	15,828
Blackstone, Inc. — Class A1	114	15,819
Fifth Third Bancorp[1]	414	15,811
VICI Properties, Inc. REIT[1]	498	15,792
AvalonBay Communities, Inc. REIT[1]	76	15,715
Prudential Financial, Inc.[1]	151	15,687
Federal Realty Investment Trust REIT[1]	164	15,659
Simon Property Group, Inc. REIT[1]	96	15,655
CBRE Group, Inc. — Class A*,1	125	15,628
Essex Property Trust, Inc. REIT[1]	55	15,614
Mid-America Apartment Communities, Inc. REIT[1]	99	15,508
Ventas, Inc. REIT[1]	241	15,491
Apollo Global Management, Inc.[1]	118	15,421
UDR, Inc. REIT[1]	372	15,412
Brown & Brown, Inc.[1]	136	15,354
CoStar Group, Inc.*,1	208	15,300
Principal Financial Group, Inc.[1]	195	15,189
Invesco Ltd.[1]	1,046	15,125
Prologis, Inc. REIT[1]	138	14,987
Aon plc — Class A1	40	14,883
Weyerhaeuser Co. REIT[1]	546	14,147
Healthpeak Properties, Inc. REIT[1]	790	13,754
Erie Indemnity Co. — Class A1	38	13,623
Alexandria Real Estate Equities, Inc. REIT[1]	162	11,371
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	3,345,000	335
Endo Luxembourg Finance Co I SARL / Endo US, Inc.*,†††,2	1,900,000	190
Pershing Square Tontine Holdings, Ltd. — Class A*,†††,3	1,042,740	104
Avison Young (Canada), Inc.*,††	579	58
Total Financial		1,873,943
Industrial – 0.1%
BP Holdco LLC*,†††,4	121,041	98,944
Schur Flexibles GesmbH*,††	660	65,580
YAK BLOCKER 2 LLC†††	34,136	25,765

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Industrial – 0.1% (continued)
GE Vernova, Inc.[1]	53	$ 25,068
YAK BLOCKER 2 LLC†††	31,551	23,814
Amphenol Corp. — Class A1	254	22,842
Axon Enterprise, Inc.*,1	29	21,761
Howmet Aerospace, Inc.[1]	125	21,236
Boeing Co.*,1	101	20,940
Johnson Controls International plc[1]	203	20,578
Trane Technologies plc[1]	47	20,223
General Electric Co.[1]	82	20,165
Jabil, Inc.[1]	119	19,993
Rockwell Automation, Inc.[1]	61	19,249
Hubbell, Inc.[1]	48	18,700
Martin Marietta Materials, Inc.[1]	34	18,617
L3Harris Technologies, Inc.[1]	76	18,570
Vulcan Materials Co.[1]	70	18,555
Pentair plc[1]	187	18,547
Huntington Ingalls Industries, Inc.[1]	83	18,514
Westinghouse Air Brake Technologies Corp.[1]	91	18,411
Allegion plc[1]	129	18,408
TE Connectivity plc[1]	112	17,928
Republic Services, Inc. — Class A1	69	17,753
TransDigm Group, Inc.[1]	12	17,621
Eaton Corporation plc[1]	55	17,611
Honeywell International, Inc.[1]	77	17,454
Carrier Global Corp.[1]	244	17,373
Waste Management, Inc.[1]	72	17,350
Parker-Hannifin Corp.[1]	26	17,282
Deere & Co.[1]	34	17,213
Emerson Electric Co.[1]	144	17,191
RTX Corp.[1]	125	17,060
CSX Corp.[1]	540	17,059
Norfolk Southern Corp.[1]	69	17,051
General Dynamics Corp.[1]	61	16,988
Trimble, Inc.*,1	237	16,891
Lockheed Martin Corp.[1]	35	16,883
Veralto Corp.[1]	167	16,872
Ball Corp.[1]	311	16,663
Keysight Technologies, Inc.*,1	106	16,646
Jacobs Solutions, Inc.[1]	131	16,545
Nordson Corp.[1]	78	16,535

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Industrial – 0.1% (continued)
Northrop Grumman Corp.[1]	34	$ 16,482
Teledyne Technologies, Inc.*,1	33	16,462
Xylem, Inc.[1]	130	16,385
Caterpillar, Inc.[1]	47	16,357
Textron, Inc.[1]	220	16,287
AMETEK, Inc.[1]	90	16,086
Ingersoll Rand, Inc.[1]	196	16,001
CH Robinson Worldwide, Inc.[1]	166	15,931
IDEX Corp.[1]	88	15,920
Lennox International, Inc.[1]	28	15,804
3M Co.[1]	106	15,725
Snap-on, Inc.[1]	49	15,717
Illinois Tool Works, Inc.[1]	64	15,685
Packaging Corporation of America[1]	81	15,647
Smurfit WestRock plc[1]	361	15,642
Dover Corp.[1]	88	15,642
A O Smith Corp.[1]	243	15,627
Old Dominion Freight Line, Inc.[1]	97	15,536
Expeditors International of Washington, Inc.[1]	136	15,331
Otis Worldwide Corp.[1]	160	15,256
Fortive Corp.[1]	216	15,161
Mettler-Toledo International, Inc.*,1	13	15,022
Garmin Ltd.[1]	74	15,020
Generac Holdings, Inc.*,1	122	14,900
Union Pacific Corp.[1]	67	14,851
Amcor plc[1]	1,608	14,649
FedEx Corp.[1]	66	14,395
J.B. Hunt Transport Services, Inc.[1]	103	14,302
Mohawk Industries, Inc.*,1	141	14,186
Masco Corp.[1]	224	13,982
United Parcel Service, Inc. — Class B1	139	13,558
Builders FirstSource, Inc.*,1	123	13,245
Stanley Black & Decker, Inc.[1]	197	12,889
Vector Phoenix Holdings, LP*,†††	121,040	2,562
Targus, Inc.*,†††	45,049	797
Targus, Inc.*,†††	45,049	5
Total Industrial		1,441,496

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Technology – 0.1%
Palantir Technologies, Inc. — Class A*,1	236	$ 31,100
Seagate Technology Holdings plc[1]	184	21,701
Crowdstrike Holdings, Inc. — Class A*,1	46	21,683
Intuit, Inc.[1]	27	20,344
Paycom Software, Inc.[1]	77	19,950
Broadcom, Inc.[1]	82	19,850
Microsoft Corp.[1]	42	19,335
Cadence Design Systems, Inc.*,1	67	19,234
ServiceNow, Inc.*,1	19	19,211
Western Digital Corp.[1]	372	19,176
Dell Technologies, Inc. — Class C1	169	18,805
Autodesk, Inc.*,1	63	18,655
NVIDIA Corp.[1]	138	18,648
Fidelity National Information Services, Inc.[1]	234	18,629
Hewlett Packard Enterprise Co.[1]	1,056	18,248
Microchip Technology, Inc.[1]	308	17,876
Monolithic Power Systems, Inc.[1]	27	17,871
Leidos Holdings, Inc.[1]	120	17,822
Take-Two Interactive Software, Inc.*,1	78	17,650
Advanced Micro Devices, Inc.*,1	159	17,606
Dayforce, Inc.*,1	298	17,606
Oracle Corp.[1]	106	17,546
KLA Corp.[1]	23	17,408
Paychex, Inc.[1]	110	17,370
NetApp, Inc.[1]	175	17,353
Broadridge Financial Solutions, Inc.[1]	71	17,241
PTC, Inc.*,1	102	17,169
Synopsys, Inc.*,1	37	17,167
Electronic Arts, Inc.[1]	117	16,822
Lam Research Corp.[1]	208	16,804
Applied Materials, Inc.[1]	107	16,772
Jack Henry & Associates, Inc.[1]	92	16,668
Texas Instruments, Inc.[1]	91	16,639
Fortinet, Inc.*,1	163	16,590
International Business Machines Corp.[1]	64	16,580
ANSYS, Inc.*,1	50	16,541
Zebra Technologies Corp. — Class A*,1	57	16,517
Analog Devices, Inc.[1]	77	16,477

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Technology – 0.1% (continued)
MSCI, Inc. — Class A1	29	$ 16,357
Workday, Inc. — Class A*,1	66	16,349
Cognizant Technology Solutions Corp. — Class A1	201	16,279
Skyworks Solutions, Inc.[1]	235	16,222
Tyler Technologies, Inc.*,1	28	16,156
Roper Technologies, Inc.[1]	28	15,967
Micron Technology, Inc.[1]	167	15,775
ON Semiconductor Corp.*,1	372	15,632
Fair Isaac Corp.*,1	9	15,536
Accenture plc — Class A1	49	15,524
Gartner, Inc.*,1	35	15,275
Akamai Technologies, Inc.*,1	200	15,186
QUALCOMM, Inc.[1]	104	15,101
Intel Corp.*,1	772	15,093
Super Micro Computer, Inc.*,1	376	15,047
Adobe, Inc.*,1	36	14,943
NXP Semiconductor N.V.[1]	78	14,908
Apple, Inc.[1]	74	14,863
Salesforce, Inc.[1]	56	14,861
EPAM Systems, Inc.*,1	84	14,657
Teradyne, Inc.[1]	184	14,462
HP, Inc.[1]	561	13,969
Fiserv, Inc.*,1	76	12,372
Amentum Holdings, Inc.*,1	7	145
Total Technology		1,049,343
Communications – 0.0%
Xplore, Inc.*,††	61,305	145,206
Figs, Inc. — Class A*,1	10,450	45,457
Booking Holdings, Inc.[1]	4	22,076
Netflix, Inc.*,1	17	20,523
Uber Technologies, Inc.*,1	224	18,852
VeriSign, Inc.[1]	68	18,528
Walt Disney Co.[1]	162	18,312
Charter Communications, Inc. — Class A*,1	46	18,228
eBay, Inc.[1]	245	17,927
DoorDash, Inc. — Class A*,1	84	17,527
Corning, Inc.[1]	352	17,456
CDW Corp.[1]	96	17,315
AT&T, Inc.[1]	621	17,264
Arista Networks, Inc.*,1	199	17,241

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Communications – 0.0% (continued)
Palo Alto Networks, Inc.*,1	89	$ 17,125
F5, Inc.*,1	60	17,123
Gen Digital, Inc.[1]	598	17,031
FactSet Research Systems, Inc.[1]	37	16,956
Meta Platforms, Inc. — Class A1	26	16,835
GoDaddy, Inc. — Class A*,1	92	16,758
Paramount Global — Class B1	1,379	16,686
Cisco Systems, Inc.[1]	264	16,642
Verizon Communications, Inc.[1]	375	16,485
Amazon.com, Inc.*,1	80	16,401
Expedia Group, Inc.[1]	98	16,341
Airbnb, Inc. — Class A*,1	126	16,254
Motorola Solutions, Inc.[1]	39	16,200
Juniper Networks, Inc.[1]	448	16,097
Comcast Corp. — Class A1	454	15,695
Match Group, Inc.[1]	519	15,539
Warner Bros Discovery, Inc.*,1	1,532	15,274
T-Mobile US, Inc.[1]	62	15,016
Omnicom Group, Inc.[1]	200	14,688
Interpublic Group of Companies, Inc.[1]	606	14,520
News Corp. — Class A1	445	12,567
Fox Corp. — Class A1	196	10,768
Alphabet, Inc. — Class A1	53	9,102
Alphabet, Inc. — Class C1	43	7,432
Fox Corp. — Class B1	118	5,933
News Corp. — Class B1	132	4,319
Total Communications		785,699
Utilities – 0.0%
NRG Energy, Inc.[1]	173	26,971
Constellation Energy Corp.[1]	73	22,349
Vistra Corp.[1]	131	21,035
Sempra1	232	18,233
FirstEnergy Corp.[1]	418	17,531
Eversource Energy[1]	269	17,434
CenterPoint Energy, Inc.[1]	462	17,205
Dominion Energy, Inc.[1]	297	16,831
Atmos Energy Corp.[1]	108	16,705
DTE Energy Co.[1]	122	16,671
PG&E Corp.[1]	983	16,593

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Utilities – 0.0% (continued)
Exelon Corp.[1]	375	$ 16,432
PPL Corp.[1]	470	16,332
WEC Energy Group, Inc.[1]	152	16,331
Consolidated Edison, Inc.[1]	156	16,300
Public Service Enterprise Group, Inc.[1]	201	16,287
Xcel Energy, Inc.[1]	232	16,263
Southern Co.[1]	180	16,200
NiSource, Inc.[1]	409	16,172
American Water Works Company, Inc.[1]	113	16,156
Duke Energy Corp.[1]	137	16,128
Entergy Corp.[1]	193	16,073
American Electric Power Company, Inc.[1]	155	16,041
Evergy, Inc.[1]	241	16,005
Alliant Energy Corp.[1]	257	15,993
Edison International[1]	287	15,972
Pinnacle West Capital Corp.[1]	175	15,965
Ameren Corp.[1]	164	15,888
CMS Energy Corp.[1]	224	15,732
NextEra Energy, Inc.[1]	219	15,470
AES Corp.[1]	1,349	13,611
Total Utilities		526,909
Energy – 0.0%
Marathon Petroleum Corp.[1]	116	18,646
First Solar, Inc.*,1	117	18,495
Expand Energy Corp.[1]	157	18,232
Equities Corp.[1]	326	17,972
Williams Companies, Inc.[1]	284	17,185
Kinder Morgan, Inc.[1]	602	16,880
Valero Energy Corp.[1]	128	16,508
Exxon Mobil Corp.[1]	146	14,936
Hess Corp.[1]	111	14,673
Diamondback Energy, Inc.[1]	109	14,666
Phillips 66[1]	129	14,639
Chevron Corp.[1]	105	14,354
Coterra Energy, Inc. — Class A1	586	14,246
Occidental Petroleum Corp.[1]	346	14,110
Baker Hughes Co.[1]	376	13,931
ConocoPhillips[1]	163	13,912
ONEOK, Inc.[1]	172	13,905

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
COMMON STOCKS† – 0.6% (continued)
Energy – 0.0% (continued)
EOG Resources, Inc.[1]	128	$ 13,897
Devon Energy Corp.[1]	459	13,889
APA Corp.[1]	813	13,829
Targa Resources Corp.[1]	85	13,424
Texas Pacific Land Corp.[1]	12	13,368
Schlumberger N.V.[1]	399	13,187
Halliburton Co.[1]	646	12,655
Enphase Energy, Inc.*,1	273	11,300
Legacy Reserves, Inc.†††	2,359	266
Permian Production Partners LLC*,†††	184,043	18
Total Energy		373,123
Basic Materials – 0.0%
Mosaic Co.[1]	647	23,383
Newmont Corp.[1]	366	19,296
CF Industries Holdings, Inc.[1]	205	18,596
Ecolab, Inc.[1]	63	16,734
Freeport-McMoRan, Inc.[1]	434	16,700
Sherwin-Williams Co.[1]	46	16,505
Linde plc[1]	35	16,365
PPG Industries, Inc.[1]	144	15,955
Steel Dynamics, Inc.[1]	129	15,876
International Flavors & Fragrances, Inc.[1]	201	15,389
Air Products and Chemicals, Inc.[1]	54	15,061
International Paper Co.[1]	315	15,060
DuPont de Nemours, Inc.[1]	211	14,095
Eastman Chemical Co.[1]	173	13,558
Nucor Corp.[1]	122	13,342
LyondellBasell Industries N.V. — Class A1	221	12,484
Dow, Inc.[1]	447	12,400
Albemarle Corp.[1]	219	12,211
Total Basic Materials		283,010
Total Common Stocks
(Cost $13,227,125)		11,376,975

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
PREFERRED STOCKS† – 5.3%
Financial – 4.2%
Citigroup, Inc.††
3.88%	4,000,000	$ 3,918,721
6.75%	3,100,000	3,066,734
6.95%	2,000,000	2,017,030
4.15%	2,000,000	1,943,520
Goldman Sachs Group, Inc.††
7.50%[1]	8,350,000	8,695,623
6.85%	1,500,000	1,512,393
Wells Fargo & Co.
4.75%[1]	183,750	3,375,487
3.90%1,††	3,300,000	3,249,195
4.70%[1]	148,000	2,681,760
4.38%[1]	50,000	849,500
Bank of America Corp.
4.38%[1]	275,000	4,730,000
4.38%††	2,650,000	2,566,495
6.30%1,††	1,000,000	1,007,644
4.13%[1]	26,000	422,500
Charles Schwab Corp.††
4.00%*,1	3,150,000	2,843,092
5.38%	2,500,000	2,500,000
Markel Group, Inc.††
6.00%	4,770,000	4,770,000
JPMorgan Chase & Co.
6.50%1,††	2,400,000	2,432,494
4.55%[1]	49,000	924,140
4.20%[1]	40,000	709,200
4.63%[1]	24,000	457,680
Jackson Financial, Inc.
8.00%[1]	152,000	3,948,960
Lincoln National Corp.††
9.25%[1]	3,600,000	3,878,219
Public Storage
4.63%[1]	144,400	2,697,392
4.13%[1]	16,400	270,436
W R Berkley Corp.
4.13% due 03/30/61	126,000	1,976,940
4.25% due 09/30/60	36,800	594,688
American National Group, Inc.
7.38%	88,000	2,200,880
PartnerRe Ltd.
4.88%[1]	128,000	2,189,824
Kuvare US Holdings, Inc.††
7.00% due 02/17/51[1,5]	2,100,000	2,093,996
MetLife, Inc.††
3.85%[1]	1,820,000	1,803,728

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
PREFERRED STOCKS† – 5.3% (continued)
Financial – 4.2% (continued)
American Financial Group, Inc.
4.50% due 09/15/60	100,000	$ 1,611,000
CNO Financial Group, Inc.
5.13% due 11/25/60	80,000	1,407,200
State Street Corp.††
6.45%[1]	1,400,000	1,395,525
Equitable Holdings, Inc.††
4.30%[1]	82,000	1,353,000
Assurant, Inc.
5.25% due 01/15/61	58,000	1,146,080
Arch Capital Group Ltd.
4.55%[1]	38,000	642,580
Selective Insurance Group, Inc.
4.60%[1]	36,000	604,440
RenaissanceRe Holdings Ltd.
4.20%	13,000	199,550
Globe Life, Inc.
4.25% due 06/15/61	11,000	169,400
Avison Young (Canada), Inc.
12.50%*,††	815,493	18,756
First Republic Bank
4.50%*	200,000	40
4.25%*	158,000	32
4.13%*	84,800	17
Total Financial		84,875,891
Communications – 0.5%
AT&T Mobility II LLC
6.80%†††	10,000	10,343,700
Government – 0.3%
CoBank ACB††
7.25%[1]	4,300,000	4,366,156
7.13%[1]	500,000	508,119
Farmer Mac
5.75%[1]	80,821	1,725,528
Total Government		6,599,803
Energy – 0.1%
Venture Global LNG, Inc.††
9.00%[1,5]	1,800,000	1,697,707
Utilities – 0.1%
NextEra Energy Capital Holdings, Inc.
6.50% due 06/01/85	58,000	1,450,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Shares	Value
PREFERRED STOCKS† – 5.3% (continued)
Consumer, Cyclical – 0.1%
Exide Technologies*,†††	761	$ 1,070,517
Total Preferred Stocks
(Cost $129,343,822)		106,037,618
WARRANTS† – 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 09/16/26*	26,852	346
Pershing Square SPARC Holdings, Ltd.
Expiring 12/31/49*,†††,3	318,615	32
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,†††,3	115,860	12
Total Warrants
(Cost $62,178)		390
RIGHTS† – 0.0%
Communications – 0.0%
Xplore, Inc.*,†††	4,673	1
Total Rights
(Cost $–)		1
EXCHANGE-TRADED FUNDS***,† – 0.3%
SPDR S&P 500 ETF Trust[1]	4,239	2,498,424
iShares Russell 2000 Index ETF[1]	6,412	1,314,909
Invesco QQQ Trust Series[1]	2,532	1,314,387
Total Exchange-Traded Funds
(Cost $3,600,757)		5,127,720
CLOSED-END FUNDS***,† – 1.0%
Guggenheim Active Allocation Fund[4]	950,000	14,354,500
Blackstone Strategic Credit Fund	186,741	2,231,555
BlackRock Credit Allocation Income Trust	184,289	1,977,421
Eaton Vance Limited Duration Income Fund	141,764	1,416,222
Total Closed-End Funds
(Cost $19,143,524)		19,979,698
MONEY MARKET FUNDS***,† – 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 4.15%[6]	30,234,906	30,234,906
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 4.18%[1,6]	594,303	594,303
Total Money Market Funds
(Cost $30,829,209)		30,829,209

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
PRIVATE FUND††† – 0.1%
Coller Credit Backed Loans & Notes II Ltd.†††	1,452,937	$ 1,926,365
Total Private Fund
(Cost $1,452,937)		1,926,365
CORPORATE BONDS†† – 39.5%
Financial – 11.6%
Morgan Stanley Finance LLC
0.50% due 10/23/29◊,†††,7	13,500,000	11,138,850
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	9,269,262
Encore Capital Group, Inc.
8.50% due 05/15/30[1,5]	6,100,000	6,466,096
9.25% due 04/01/29[5]	2,300,000	2,452,375
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31[1,5]	5,200,000	5,432,248
4.50% due 11/15/29[5]	3,500,000	3,370,347
United Wholesale Mortgage LLC
5.50% due 11/15/25[1,5]	4,060,000	4,053,246
5.50% due 04/15/29[1,5]	1,925,000	1,842,809
5.75% due 06/15/27[1,5]	1,400,000	1,379,996
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[1,5]	7,500,000	7,105,189
Hunt Companies, Inc.
5.25% due 04/15/29[1,5]	7,325,000	7,070,975
Accident Fund Insurance Company of America
8.50% due 08/01/32[1,5]	7,000,000	6,946,457
Wilton RE Ltd.
6.00% [1,5,8,9]	6,786,000	6,836,895
PennyMac Financial Services, Inc.
6.88% due 02/15/33[5]	2,800,000	2,815,036
7.13% due 11/15/30[5]	2,650,000	2,708,528
7.88% due 12/15/29[5]	850,000	895,289
Jones Deslauriers Insurance Management, Inc.
10.50% due 12/15/30[5]	3,650,000	3,915,449
8.50% due 03/15/30[5]	2,050,000	2,152,836
Corebridge Financial, Inc.
6.88% due 12/15/52[1,9]	5,840,000	5,928,463
Maple Grove Funding Trust I
4.16% due 08/15/51[1,5]	8,000,000	5,340,636
Alliant Holdings Intermediate LLC / Alliant Holdings Company-Issuer
7.38% due 10/01/32[5]	3,550,000	3,648,992
4.25% due 10/15/27[1,5]	725,000	704,585
7.00% due 01/15/31[5]	425,000	434,709
6.75% due 04/15/28[5]	350,000	354,901

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Financial – 11.6% (continued)
OneMain Finance Corp.
4.00% due 09/15/30[1]	2,200,000	$ 1,979,508
7.13% due 03/15/26	1,100,000	1,114,893
7.88% due 03/15/30[1]	750,000	783,750
3.88% due 09/15/28	800,000	750,135
9.00% due 01/15/29	400,000	419,228
Sherwood Financing plc
9.63% due 12/15/29[1,5]	GBP 2,000,000	2,741,334
7.63% due 12/15/29[5]	EUR 1,700,000	1,954,633
8.00% (3 Month EURIBOR + 5.50%, Rate Floor: 0.00%) due 12/15/29◊	EUR 300,000	339,910
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	3,750,000	3,251,158
4.75% due 02/01/30	1,450,000	1,286,875
4.75% due 03/01/29	331,000	304,260
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[1,5]	4,800,000	4,820,822
Iron Mountain, Inc.
5.63% due 07/15/32[1,5]	4,870,000	4,751,780
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,5]	7,300,000	4,512,553
LPL Holdings, Inc.
4.00% due 03/15/29[1,5]	4,172,000	4,013,062
4.38% due 05/15/31[1,5]	476,000	452,581
AmFam Holdings, Inc.
3.83% due 03/11/51[1,5]	7,200,000	4,433,476
National Life Insurance Co.
10.50% due 09/15/39[5]	3,400,000	4,418,079
Global Atlantic Finance Co.
4.70% due 10/15/51[1,5,9]	2,900,000	2,812,977
3.13% due 06/15/31[1,5]	1,750,000	1,523,144
Focus Financial Partners LLC
6.75% due 09/15/31[5]	4,250,000	4,299,453
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
4.00% due 10/15/33[1,5]	4,031,000	3,482,216
3.88% due 03/01/31[1,5]	825,000	746,472
RXR Realty LLC
8.75% due 07/17/25†††	4,200,000	4,204,618
Equitable Holdings, Inc.
6.70% due 03/28/55[9]	4,050,000	4,096,121
GLP Capital Limited Partnership / GLP Financing II, Inc.
3.25% due 01/15/32[1]	3,250,000	2,811,617
5.30% due 01/15/29[1]	1,050,000	1,051,727
NatWest Group plc
7.47% due 11/10/26[1,9]	3,500,000	3,540,197

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Financial – 11.6% (continued)
Hampton Roads PPV LLC
6.62% due 06/15/53†††,5	4,395,000	$ 3,491,195
Host Hotels & Resorts, LP
3.50% due 09/15/30[1]	3,610,000	3,288,334
Belrose Funding Trust II
6.79% due 05/15/55[5]	3,150,000	3,157,316
Americo Life, Inc.
3.45% due 04/15/31[1,5]	3,511,000	3,088,625
Toronto-Dominion Bank
8.13% due 10/31/82[1,9]	2,850,000	2,984,893
Ares Finance Company IV LLC
3.65% due 02/01/52[1,5]	4,100,000	2,762,542
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49[5]	2,700,000	2,481,375
Galaxy Bidco Ltd.
8.13% due 12/19/29[1,5]	GBP 1,800,000	2,448,552
Kane Bidco Ltd.
5.00% due 02/15/27	EUR 2,050,000	2,344,042
Walker & Dunlop, Inc.
6.63% due 04/01/33[5]	2,300,000	2,328,953
Bank of Nova Scotia
8.63% due 10/27/82[9]	2,150,000	2,265,077
Enstar Group Ltd.
7.50% due 04/01/45[5,9]	2,200,000	2,227,498
Nationstar Mortgage Holdings, Inc.
5.00% due 02/01/26[5]	2,180,000	2,172,102
VFH Parent LLC / Valor Company-Issuer, Inc.
7.50% due 06/15/31[5]	1,800,000	1,876,667
Farmers Insurance Exchange
7.00% due 10/15/64[1,5,9]	1,920,000	1,876,525
Reinsurance Group of America, Inc.
3.15% due 06/15/30	1,000,000	925,493
6.65% due 09/15/55[9]	800,000	785,335
First American Financial Corp.
4.00% due 05/15/30[1]	1,740,000	1,636,126
Nippon Life Insurance Co.
6.50% due 04/30/55[5,9]	1,550,000	1,573,072
HUB International Ltd.
5.63% due 12/01/29[5]	1,516,000	1,503,538
Allianz SE
3.50%[1,5,8,9]	1,400,000	1,360,316
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[1,5]	1,730,000	1,279,005

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Financial – 11.6% (continued)
Weyerhaeuser Co.
6.88% due 12/15/33[1]	1,100,000	$ 1,196,652
Fortitude Group Holdings LLC
6.25% due 04/01/30[5]	1,150,000	1,164,318
Ryan Specialty LLC
4.38% due 02/01/30[5]	1,100,000	1,046,154
USI, Inc.
7.50% due 01/15/32[5]	970,000	1,016,763
Pershing Square Holdings Ltd.
3.25% due 10/01/31[5]	1,100,000	942,589
Ardonagh Finco Ltd.
7.75% due 02/15/31[5]	850,000	878,880
PartnerRe Finance B LLC
4.50% due 10/01/50[1,9]	950,000	878,309
Prudential Financial, Inc.
5.13% due 03/01/52[1,9]	700,000	672,555
Rfna, LP
7.88% due 02/15/30[5]	650,000	651,624
Macquarie Bank Ltd.
3.62% due 06/03/30[5]	640,000	594,273
Fort Moore Family Communities LLC
6.09% due 01/15/51[5]	675,029	576,675
Pacific Beacon LLC
5.63% due 07/15/51[5]	649,124	574,428
Starwood Property Trust, Inc.
6.50% due 07/01/30[5]	505,000	512,168
Assurant, Inc.
7.00% due 03/27/48[9]	400,000	405,761
Fort Gordon Housing LLC
6.32% due 05/15/51[5]	200,000	181,881
Atlas Mara Ltd.
due 12/31/21†††,2,10	180,783	—
Total Financial		232,310,359
Consumer, Non-cyclical – 5.4%
BCP V Modular Services Finance II plc
6.13% due 10/30/28[5]	GBP 4,250,000	5,440,055
4.75% due 10/30/28[5]	EUR 1,550,000	1,712,934
Medline Borrower, LP
5.25% due 10/01/29[1,5]	5,200,000	5,081,723
3.88% due 04/01/29[5]	2,000,000	1,884,933
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,5]	6,945,000	6,616,559
Bausch Health Companies, Inc.
4.88% due 06/01/28[5]	8,025,000	6,550,406

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Consumer, Non-cyclical – 5.4% (continued)
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[5]	2,400,000	$ 2,297,677
7.38% due 03/15/33[5]	2,250,000	2,292,626
5.50% due 07/01/28[5]	550,000	541,957
CPI CG, Inc.
10.00% due 07/15/29[5]	4,300,000	4,536,500
US Foods, Inc.
4.63% due 06/01/30[1,5]	2,500,000	2,404,652
4.75% due 02/15/29[5]	2,097,000	2,050,665
Reynolds American, Inc.
5.70% due 08/15/35[1]	4,150,000	4,163,310
Altria Group, Inc.
3.70% due 02/04/51[1]	6,000,000	4,049,247
JBS USA Holding Lux SARL/ JBS USA Food Company/ JBS Lux Co SARL
4.38% due 02/02/52[1]	4,800,000	3,612,691
Post Holdings, Inc.
4.50% due 09/15/31[1,5]	3,925,000	3,578,889
Upbound Group, Inc.
6.38% due 02/15/29[1,5]	3,625,000	3,468,487
Sotheby’s
7.38% due 10/15/27[5]	3,399,000	3,347,021
DaVita, Inc.
4.63% due 06/01/30[5]	1,900,000	1,775,438
3.75% due 02/15/31[5]	1,200,000	1,062,859
AZ Battery Property LLC
6.73% due 02/20/46†††	3,000,000	2,820,774
Neogen Food Safety Corp.
8.63% due 07/20/30[5]	2,450,000	2,554,679
Castor S.p.A.
7.75% (3 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 02/15/29◊,5	EUR 2,300,000	2,526,970
Avantor Funding, Inc.
4.63% due 07/15/28[1,5]	1,700,000	1,656,850
3.88% due 11/01/29[5]	925,000	862,705
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[5]	2,700,000	2,328,500
Verisure Holding AB
5.50% due 05/15/30[5]	EUR 1,950,000	2,303,998
Option Care Health, Inc.
4.38% due 10/31/29[5]	2,275,000	2,168,829
Albion Financing 1 SARL
5.38% due 05/21/30[5]	EUR 1,700,000	1,957,220
ADT Security Corp.
4.13% due 08/01/29[5]	1,050,000	1,001,370
4.88% due 07/15/32[5]	1,000,000	949,187

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Consumer, Non-cyclical – 5.4% (continued)
Nobel Bidco B.V.
3.13% due 06/15/28	EUR 1,750,000	$ 1,926,141
CVS Health Corp.
7.00% due 03/10/55[9]	1,850,000	1,863,444
Albion Financing 1 SARL / Aggreko Holdings, Inc.
7.00% due 05/21/30[5]	1,550,000	1,571,962
APi Group DE, Inc.
4.75% due 10/15/29[5]	1,225,000	1,192,824
4.13% due 07/15/29[5]	400,000	378,377
HealthEquity, Inc.
4.50% due 10/01/29[1,5]	1,550,000	1,480,342
Herc Holdings Escrow, Inc.
7.00% due 06/15/30[5]	820,000	844,785
7.25% due 06/15/33[5]	580,000	596,931
Sammontana Italia SpA
6.03% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 10/15/31◊	EUR 1,200,000	1,369,521
Royalty Pharma plc
3.55% due 09/02/50[1]	2,100,000	1,364,304
Grifols S.A.
4.75% due 10/15/28[1,5]	1,350,000	1,284,201
Perrigo Finance Unlimited Co.
5.38% due 09/30/32	EUR 900,000	1,055,176
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	1,047,398
Central Garden & Pet Co.
4.13% due 10/15/30	625,000	577,987
4.13% due 04/30/31[5]	400,000	364,620
Carriage Services, Inc.
4.25% due 05/15/29[5]	925,000	865,577
AMN Healthcare, Inc.
4.63% due 10/01/27[1,5]	725,000	701,452
Valvoline, Inc.
3.63% due 06/15/31[5]	760,000	674,436
WW International, Inc.
due 04/15/29[5,10]	950,000	294,500
Prestige Brands, Inc.
3.75% due 04/01/31[5]	300,000	272,301
Darling Ingredients, Inc.
6.00% due 06/15/30[5]	250,000	250,420
Albertsons Companies Incorporated / Safeway Inc / New Albertsons
Limited Partnership / Albertsons LLC
5.88% due 02/15/28[5]	100,000	99,910
Total Consumer, Non-cyclical		107,676,320

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Consumer, Cyclical – 5.2%
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	3,210,000	$ 3,202,891
5.00% due 06/01/31[5]	1,800,000	1,676,657
Crocs, Inc.
4.25% due 03/15/29[5]	3,238,000	3,055,826
4.13% due 08/15/31[5]	1,525,000	1,353,605
Penn Entertainment, Inc.
4.13% due 07/01/29[1,5]	4,925,000	4,398,973
AccorInvest Group S.A.
5.63% due 05/15/32[5]	EUR 2,550,000	2,907,598
6.38% due 10/15/29[5]	EUR 600,000	713,031
5.89% (3 Month EURIBOR + 3.75%) due 05/15/32◊,5	EUR 600,000	683,910
Wabash National Corp.
4.50% due 10/15/28[1,5]	4,800,000	4,096,319
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[1,5]	3,950,000	3,934,702
Wolverine World Wide, Inc.
4.00% due 08/15/29[5]	4,450,000	3,894,378
Allwyn Entertainment Financing UK plc
7.88% due 04/30/29[1,5]	3,750,000	3,882,386
Fertitta Entertainment LLC / Fertitta Entertainment Finance Company, Inc.
4.63% due 01/15/29[1,5]	4,100,000	3,845,342
Station Casinos LLC
4.63% due 12/01/31[1,5]	4,200,000	3,844,808
Evergreen Acqco 1 Limited Partnership / TVI, Inc.
9.75% due 04/26/28[1,5]	3,660,000	3,830,468
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1,5]	3,350,000	3,389,704
TVL Finance plc
6.11% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/30◊	EUR 3,000,000	3,296,050
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[1]	3,800,000	3,228,625
QuickTop HoldCo AB
7.03% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 03/31/30◊	EUR 2,800,000	3,219,448
Air Canada
4.63% due 08/15/29[1,5]	CAD 2,900,000	2,074,762
3.88% due 08/15/26[5]	825,000	814,594
Clarios Global Limited Partnership / Clarios US Finance Co.
8.50% due 05/15/27[1,5]	2,650,000	2,661,445
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[5]	2,725,000	2,629,820
Scotts Miracle-Gro Co.
4.00% due 04/01/31	2,150,000	1,930,253
4.38% due 02/01/32	700,000	630,035

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Consumer, Cyclical – 5.2% (continued)
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[1,5]	2,548,974	$ 2,560,118
United Airlines, Inc.
4.63% due 04/15/29[1,5]	2,575,000	2,445,868
JB Poindexter & Company, Inc.
8.75% due 12/15/31[5]	2,270,000	2,250,330
Deuce FinCo plc
5.50% due 06/15/27[1]	GBP 1,600,000	2,139,643
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[5]	2,000,000	1,901,338
Yum! Brands, Inc.
4.63% due 01/31/32[1]	1,987,000	1,884,243
Whirlpool Corp.
4.70% due 05/14/32	1,200,000	1,102,408
4.50% due 06/01/46	550,000	398,508
4.60% due 05/15/50	500,000	356,461
RB Global Holdings, Inc.
7.75% due 03/15/31[5]	1,750,000	1,831,904
HP Communities LLC
6.82% due 09/15/53[5]	902,174	854,884
6.16% due 09/15/53[5]	1,000,000	764,324
Hanesbrands, Inc.
9.00% due 02/15/31[1,5]	1,500,000	1,584,793
ONE Hotels GmbH
7.75% due 04/02/31[5]	EUR 1,300,000	1,582,070
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[1,5]	1,625,000	1,572,418
1011778 BC ULC / New Red Finance, Inc.
3.88% due 01/15/28[5]	850,000	822,761
4.00% due 10/15/30[5]	725,000	666,759
QXO Building Products, Inc.
6.75% due 04/30/32[5]	1,200,000	1,230,420
Hilton Domestic Operating Company, Inc.
3.63% due 02/15/32[1,5]	1,350,000	1,201,567
Boyne USA, Inc.
4.75% due 05/15/29[5]	1,250,000	1,201,242
Somnigroup International, Inc.
3.88% due 10/15/31[5]	700,000	622,983
4.00% due 04/15/29[5]	500,000	470,932
Allison Transmission, Inc.
3.75% due 01/30/31[1,5]	1,100,000	998,522
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
5.38% due 04/01/26[5]	975,000	960,410
New Flyer Holdings, Inc.
9.25% due 07/01/30[5]	800,000	821,000

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Consumer, Cyclical – 5.2% (continued)
Scientific Games Holdings Limited Partnership/Scientific Games US FinCo, Inc.
6.63% due 03/01/30[5]	850,000	$ 805,776
Six Flags Entertainment Corp.
7.00% due 07/01/25[5]	531,000	531,518
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27	375,193	361,485
Velocity Vehicle Group LLC
8.00% due 06/01/29[5]	370,000	355,734
Superior Plus, LP
4.25% due 05/18/28[1,5]	CAD 350,000	247,107
Caesars Entertainment, Inc.
6.00% due 10/15/32[5]	225,000	215,840
Aramark Services, Inc.
5.00% due 02/01/28[5]	110,000	108,829
Exide Technologies
due 10/31/24†††,2,10	2,353,687	2
Total Consumer, Cyclical		104,047,827
Industrial – 4.8%
AP Grange Holdings
6.50% due 03/20/45†††	11,000,000	11,096,250
5.00% due 03/20/45†††	1,200,000	1,212,000
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[5]	7,717,000	7,763,379
5.25% due 07/15/28[5]	2,025,000	1,987,244
Standard Industries, Inc.
4.38% due 07/15/30[1,5]	7,050,000	6,616,530
3.38% due 01/15/31[5]	1,100,000	973,268
IP Lending X Ltd.
7.75% due 07/02/29†††,5	5,765,000	5,765,000
Brundage-Bone Concrete Pumping Holdings, Inc.
7.50% due 02/01/32[1,5]	4,650,000	4,641,865
Homestead Spe Issuer LLC
7.21% due 04/01/55†††	4,500,000	4,300,376
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[1,5]	4,500,000	4,217,490
Builders FirstSource, Inc.
6.38% due 06/15/32[5]	2,500,000	2,523,395
4.25% due 02/01/32[5]	1,675,000	1,519,735
Calderys Financing LLC
11.25% due 06/01/28[1,5]	3,737,000	3,979,087
Enviri Corp.
5.75% due 07/31/27[1,5]	3,624,000	3,562,648
Lottomatica Group SpA
4.88% due 01/31/31	EUR 2,550,000	2,966,142

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Industrial – 4.8% (continued)
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/27[5]	1,875,000	$ 1,892,786
9.25% due 04/15/27[5]	1,000,000	985,090
Quikrete Holdings, Inc.
6.75% due 03/01/33[5]	2,425,000	2,460,759
Clearwater Paper Corp.
4.75% due 08/15/285	2,547,000	2,436,690
SCIL IV LLC / SCIL USA Holdings LLC
9.50% due 07/15/28	EUR 1,800,000	2,144,930
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[1,5]	2,300,000	2,040,417
Artera Services LLC
8.50% due 02/15/31[1,5]	2,400,000	2,039,526
Howmet Aerospace, Inc.
3.00% due 01/15/29[1]	1,175,000	1,116,321
5.95% due 02/01/37[1]	875,000	916,314
GrafTech Global Enterprises, Inc.
9.88% due 12/23/29[5]	2,600,000	2,021,500
AmeriTex HoldCo Intermediate LLC
10.25% due 10/15/28[5]	1,900,000	2,015,965
GrafTech Finance, Inc.
4.63% due 12/23/29[5]	2,860,000	1,784,611
Deuce FinCo plc
5.50% due 06/15/27[1,5]	GBP 1,200,000	1,604,732
7.25% (3 Month EURIBOR + 4.75%, Rate Floor: 4.75%) due 06/15/27◊	EUR 100,000	114,543
TK Elevator US Newco, Inc.
5.25% due 07/15/27[5]	1,550,000	1,535,325
Amsted Industries, Inc.
4.63% due 05/15/30[5]	950,000	918,642
6.38% due 03/15/33[5]	500,000	507,496
Cellnex Finance Company S.A.
3.88% due 07/07/41[5]	1,750,000	1,335,096
Waste Pro USA, Inc.
7.00% due 02/01/33[5]	1,200,000	1,230,395
Worldpay US, Inc.
8.50% due 01/15/31[1]	GBP 750,000	1,081,355
GATX Corp.
4.00% due 06/30/30	560,000	536,330
AP Grange Holdings LLC
6.50% due 03/20/45†††	450,510	450,510
TopBuild Corp.
4.13% due 02/15/32[5]	400,000	362,757
Arcosa, Inc.
4.38% due 04/15/29[5]	350,000	333,588

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Industrial – 4.8% (continued)
Hillenbrand, Inc.
3.75% due 03/01/31[1]	250,000	$ 219,204
MIWD Holdco II LLC / MIWD Finance Corp.
5.50% due 02/01/30[5]	125,000	115,243
Enpro, Inc.
5.75% due 10/15/26	115,000	114,995
Vertical Midco GmbH
4.38% due 07/15/27	EUR 100,000	113,417
Total Industrial		95,552,946
Communications – 4.7%
Altice France S.A.
5.50% due 10/15/29[5]	8,175,000	6,945,404
5.13% due 07/15/29[5]	3,025,000	2,552,535
8.13% due 02/01/27[5]	1,300,000	1,193,100
McGraw-Hill Education, Inc.
8.00% due 08/01/29[1,5]	6,300,000	6,316,204
5.75% due 08/01/28[1,5]	3,525,000	3,481,918
Cogent Communications Group LLC
7.00% due 06/15/27[1,5]	7,500,000	7,540,370
Bell Telephone Company of Canada or Bell Canada
6.88% due 09/15/55[1,9]	6,550,000	6,592,338
British Telecommunications plc
4.88% due 11/23/81[1,5,9]	5,550,000	5,045,638
4.25% due 11/23/81[1,5,9]	950,000	923,280
VZ Secured Financing B.V.
5.00% due 01/15/32[1,5]	6,850,000	5,921,394
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.25% due 01/15/29[5]	5,725,000	5,414,473
Paramount Global
4.95% due 05/19/50[1]	6,390,000	4,815,461
Rogers Communications, Inc.
7.13% due 04/15/55[1,9]	3,000,000	3,004,351
4.55% due 03/15/52	2,200,000	1,725,658
Sunrise FinCo I B.V.
4.88% due 07/15/31[1,5]	4,550,000	4,225,585
AMC Networks, Inc.
4.25% due 02/15/29[1]	3,450,000	2,639,250
10.25% due 01/15/29[5]	1,100,000	1,166,000
CSC Holdings LLC
11.25% due 05/15/28[5]	2,750,000	2,721,626
4.63% due 12/01/30[5]	1,913,000	879,980
Corning, Inc.
4.38% due 11/15/57[1]	4,100,000	3,129,189

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Communications – 4.7% (continued)
Vodafone Group plc
5.13% due 06/04/81[1,9]	4,100,000	$ 3,034,551
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% due 06/01/33[1,5]	1,225,000	1,089,542
4.25% due 01/15/34[5]	750,000	647,425
4.50% due 05/01/32	325,000	295,797
Sirius XM Radio LLC
3.88% due 09/01/31[5]	2,300,000	2,011,359
Ciena Corp.
4.00% due 01/31/30[1,5]	2,150,000	2,001,060
Level 3 Financing, Inc.
3.88% due 10/15/30[5]	1,500,000	1,263,750
11.00% due 11/15/29[5]	347,164	393,828
4.00% due 04/15/31[5]	410,000	339,275
Vmed O2 UK Financing I plc
4.25% due 01/31/31[5]	1,225,000	1,108,634
4.75% due 07/15/31[5]	650,000	597,018
Charter Communications Operating LLC / Charter Communications Operating Capital
3.90% due 06/01/52	2,000,000	1,320,134
Virgin Media Secured Finance plc
4.50% due 08/15/30[5]	1,200,000	1,108,033
Zayo Group Holdings, Inc.
4.00% due 03/01/27[1,5]	1,050,000	987,749
Match Group Holdings II LLC
3.63% due 10/01/31[5]	875,000	765,268
Ziggo B.V.
4.88% due 01/15/30[5]	725,000	661,665
Ziggo Bond Company B.V.
5.13% due 02/28/30[5]	500,000	423,812
Total Communications		94,282,654
Energy – 3.3%
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	4,800,000	4,811,688
6.88% due 01/15/29	2,980,000	2,992,316
ITT Holdings LLC
6.50% due 08/01/29[1,5]	8,050,000	7,515,878
BP Capital Markets plc
4.88%[1,8,9]	6,750,000	6,478,289
Venture Global LNG, Inc.
9.88% due 02/01/32[5]	6,000,000	6,383,076
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,044,010
6.20% due 03/15/40	2,100,000	1,957,183
4.30% due 08/15/39	2,100,000	1,609,125
4.63% due 06/15/45	750,000	546,047

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Energy – 3.3% (continued)
NuStar Logistics, LP
6.38% due 10/01/30[1]	5,625,000	$ 5,730,750
5.63% due 04/28/27	200,000	200,498
6.00% due 06/01/26	125,000	125,621
CVR Energy, Inc.
8.50% due 01/15/29[5]	3,500,000	3,416,149
5.75% due 02/15/28[5]	2,100,000	1,999,232
Energy Transfer, LP
7.38% due 02/01/31[1,5]	3,800,000	3,979,807
Parkland Corp.
4.63% due 05/01/30[5]	2,700,000	2,536,876
4.50% due 10/01/29[1,5]	1,300,000	1,227,612
Buckeye Partners, LP
5.85% due 11/15/43	3,750,000	3,165,646
ONEOK, Inc.
6.50% due 09/01/30[1,5]	2,600,000	2,749,479
Hess Corp.
5.60% due 02/15/41[1]	1,550,000	1,502,443
6.00% due 01/15/40[1]	1,000,000	1,027,716
TransMontaigne Partners LLC
8.50% due 06/15/30[5]	1,600,000	1,633,354
Expand Energy Corp.
5.38% due 02/01/29[1]	1,400,000	1,395,441
Venture Global Calcasieu Pass LLC
4.13% due 08/15/31[5]	775,000	701,130
Viper Energy, Inc.
5.38% due 11/01/27[5]	277,000	275,630
7.38% due 11/01/31[5]	230,000	241,187
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[5]	215,078	194,706
Total Energy		66,440,889
Basic Materials – 1.9%
Carpenter Technology Corp.
6.38% due 07/15/28	5,225,000	5,246,177
7.63% due 03/15/30	2,500,000	2,578,345
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[1,5]	6,075,000	6,044,235
SK Invictus Intermediate II SARL
5.00% due 10/30/29[1,5]	5,250,000	4,987,883

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Basic Materials – 1.9%
Kaiser Aluminum Corp.
4.50% due 06/01/31[5]	4,860,000	$ 4,465,252
4.63% due 03/01/28[5]	434,000	421,793
Alumina Pty Ltd.
6.38% due 09/15/32[5]	2,850,000	2,818,483
WR Grace Holdings LLC
4.88% due 06/15/27[5]	2,325,000	2,292,352
7.38% due 03/01/31[5]	500,000	505,020
Compass Minerals International, Inc.
6.75% due 12/01/27[5]	2,550,000	2,549,435
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[5]	1,625,000	1,630,353
Arsenal AIC Parent LLC
8.00% due 10/01/30[5]	1,550,000	1,627,700
Minerals Technologies, Inc.
5.00% due 07/01/28[5]	1,350,000	1,311,754
International Flavors & Fragrances, Inc.
1.23% due 10/01/25[5]	1,258,000	1,242,379
HB Fuller Co.
4.25% due 10/15/28	1,150,000	1,095,398
Mirabela Nickel Ltd.
due 06/24/19†††,2,10	2,667,995	13,340
Total Basic Materials		38,829,899
Technology – 1.7%
Cloud Software Group, Inc.
6.50% due 03/31/29[1,5]	5,630,000	5,623,666
Foundry JV Holdco LLC
6.20% due 01/25/37[5]	4,750,000	4,854,485
TeamSystem SpA
5.78% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 07/31/31◊,5	EUR 2,500,000	2,853,168
3.50% due 02/15/28	EUR 1,700,000	1,908,784
Capstone Borrower, Inc.
8.00% due 06/15/30[1,5]	3,800,000	3,924,553
Central Parent Incorporated / CDK Global, Inc.
7.25% due 06/15/29[1,5]	3,400,000	3,002,284
Twilio, Inc.
3.88% due 03/15/31[1]	2,000,000	1,841,882
Dun & Bradstreet Corp.
5.00% due 12/15/29[5]	1,800,000	1,815,098

See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
CORPORATE BONDS†† – 39.5% (continued)
Technology – 1.7% (continued)
Playtika Holding Corp.
4.25% due 03/15/29[1,5]	2,025,000	$ 1,803,270
Xerox Corp.
10.25% due 10/15/30[5]	1,645,000	1,690,438
Gartner, Inc.
4.50% due 07/01/28[1,5]	1,700,000	1,679,830
Oracle Corp.
3.95% due 03/25/51[1]	2,100,000	1,501,750
Dye & Durham Ltd.
8.63% due 04/15/29[5]	1,200,000	1,244,861
Central Parent LLC / CDK Global II LLC / CDK Financing Company, Inc.
8.00% due 06/15/29[5]	350,000	313,513
NCR Voyix Corp.
5.13% due 04/15/29[5]	263,000	256,327
Total Technology		34,313,909
Utilities – 1.0%
PacifiCorp
7.38% due 09/15/55[9]	5,000,000	5,087,147
ContourGlobal Power Holdings S.A.
5.00% due 02/28/30[5]	EUR 2,800,000	3,202,639
Terraform Global Operating, LP
6.13% due 03/01/26[5]	2,545,000	2,512,718
Alexander Funding Trust II
7.47% due 07/31/28[1,5]	1,950,000	2,067,407
Clearway Energy Operating LLC
3.75% due 02/15/31[1,5]	1,663,000	1,500,853
3.75% due 01/15/32[5]	525,000	461,147
NextEra Energy Capital Holdings, Inc.
6.38% due 08/15/55[1,9]	1,640,000	1,642,039
CMS Energy Corp.
6.50% due 06/01/55[1,9]	1,570,000	1,549,347
Exelon Corp.
6.50% due 03/15/55[1,9]	1,500,000	1,498,227
Total Utilities		19,521,524
Total Corporate Bonds
(Cost $831,485,829)		792,976,327

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1%
Consumer, Cyclical – 9.0%
Pacific Bells LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/13/28	7,788,582	$ 7,804,783
FR Refuel LLC
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 11/08/28	7,719,000	7,603,215
MB2 Dental Solutions LLC
9.83% (1 Month Term SOFR + 5.50%, Rate Floor: 6.25%) due 02/13/31†††	7,188,555	7,156,382
One Hotels GmbH
due 05/02/32	EUR 3,000,000	3,420,770
6.59% (3 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 04/02/31	EUR 2,600,000	2,959,176
Applegreen Limited
7.19% (3 Month EURIBOR + 5.00%, Rate Floor: 5.00%) due 01/23/32	EUR 4,800,000	5,491,710
PHM Group Holding OY
5.72% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/25/32	EUR 4,600,000	5,180,198
Alexander Mann
10.39% (1 Month SOFR + 6.00%, Rate Floor: 6.00%) due 06/29/27	5,291,420	5,139,292
Allwyn Entertainment Financing US LLC
5.09% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 03/19/32	EUR 4,350,000	4,938,282
B&B Hotels
5.85% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/21/31	EUR 4,150,000	4,716,890
Normec 1 B.V.
5.62% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 04/16/31	EUR 4,125,000	4,694,331
QSRP Finco B.V.
7.92% (6 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 06/19/31	EUR 4,100,000	4,668,534
Accuride Corp.
8.79% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 03/07/30†††,4	2,220,431	4,225,481
Shaw Development LLC
10.28% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 10/30/29†††	4,423,404	4,141,871
ATG Entertainment
9.21% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 04/02/32†††	GBP 3,000,000	4,052,251
Zephyr Bidco Ltd.
9.71% (1 Month GBP SONIA + 5.50%, Rate Floor: 5.50%) due 07/20/28	GBP 3,000,000	4,043,278
Citrin Cooperman Advisors LLC
7.30% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/05/32	3,851,515	3,827,443
Tipico
5.37% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 05/22/28	EUR 1,650,000	1,870,799
due 05/22/28	EUR 1,600,000	1,812,437
Betclic Everest Group SAS
5.39% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 12/10/31	EUR 3,150,000	3,596,494
First Brands Group LLC
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 03/30/27	3,728,284	3,596,009
Alterra Mountain Co.
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/31/30	2,886,142	2,889,749
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/17/28	575,430	575,430

See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Consumer, Cyclical – 9.0% (continued)
The Facilities Group
10.18% ((3 Month Term SOFR + 5.75%) and (6 Month Term SOFR + 5.75%),
Rate Floor: 6.75%) due 11/30/27†††	3,251,282	$ 3,206,088
NFM & J LLC
10.09% (6 Month Term SOFR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	3,198,449	3,153,990
Apro LLC
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 07/09/31	3,159,250	3,140,832
Entain Holdings (Gibraltar) Ltd.
5.62% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 06/30/28	EUR 2,750,000	3,134,613
Grant Thornton Advisors LLC
due 05/30/31	3,050,000	3,047,468
Breitling Financing SARL
6.48% (6 Month EURIBOR + 3.90%, Rate Floor: 3.90%) due 10/25/28	EUR 2,800,000	2,978,156
CCRR Parent, Inc.
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/06/28	6,608,644	2,951,883
Seren BidCo AB
7.66% (3 Month SOFR + 3.40%, Rate Floor: 3.90%) due 11/16/28	2,772,000	2,772,000
Cervantes Bidco S.L.U.
6.46% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 10/30/31	EUR 2,400,000	2,739,042
PetSmart LLC
8.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 02/11/28	2,743,125	2,729,985
Mavis Tire Express Services TopCo Corp.
7.33% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 05/04/28	2,671,864	2,647,657
Paint Intermediate III LLC
7.30% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 10/09/31	2,500,000	2,500,000
Drive Bidco B.V.
6.36% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/23/31	EUR 2,200,000	2,485,805
Caesars Entertainment, Inc.
6.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/31	1,980,000	1,970,714
6.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.75%) due 02/06/30	451,000	449,449
Holding Socotec SAS
8.06% (3 Month SOFR + 3.75%, Rate Floor: 4.50%) due 06/30/28	2,300,000	2,306,716
Shilton BidCo Ltd.
6.36% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 01/14/30	EUR 2,000,000	2,278,288
Eagle Bidco Ltd.
5.26% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 03/20/28	EUR 2,000,000	2,267,499
1-800 Contacts
6.78% (3 Month Term SOFR + 2.50%, Rate Floor: 3.25%) due 11/08/32	2,261,134	2,257,425
Oil Changer Holding Corp.
11.16% ((3 Month Term SOFR + 6.75%) and (6 Month Term SOFR + 6.75%),
Rate Floor: 7.75%) due 02/08/27†††	2,123,996	2,123,996
Clarios Global, LP
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 01/28/32	1,400,000	1,395,184
5.01% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 07/16/31	EUR 600,000	679,650

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Consumer, Cyclical – 9.0% (continued)
Blue Ribbon LLC
12.26% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) (in-kind rate was 4.00%)
due 05/08/28†††,11	2,071,010	$ 2,071,010
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
due 04/03/25[10]	2,400,107	1,920,086
TransNetwork LLC
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/29/30	1,890,428	1,899,880
Bulldog Purchaser, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 06/28/31	1,883,424	1,881,069
Scientific Games Corp.
7.28% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 04/04/29	1,833,909	1,822,686
Sweetwater Sound
8.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 08/07/28	1,706,713	1,685,379
Thevelia US LLC
7.30% (3 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 06/18/29	1,582,634	1,586,100
Secretariat Advisors LLC
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/24/32	1,561,828	1,555,971
EG Finco Ltd.
8.58% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 02/07/28	1,540,097	1,543,470
Packers Holdings LLC
7.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 03/09/28	2,667,000	1,520,190
SHO Holding I Corp.
10.94% (1 Month Term SOFR + 6.50%, Rate Floor: 7.50%) due 06/30/29†††	1,138,829	1,130,245
11.44% (1 Month Term SOFR + 2.00%, Rate Floor: 3.00%) (in-kind rate was 5.00%)
due 06/30/29†††,11	420,299	369,863
Fertitta Entertainment LLC
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 01/27/29	1,164,731	1,157,207
Parts Europe SA
5.49% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/03/31	EUR 1,000,000	1,137,724
American Auto Auction Group LLC
due 05/22/32	1,100,000	1,100,000
Congruex Group LLC
15.93% (3 Month Term SOFR + 6.50%, Rate Floor: 7.25%) (in-kind rate was 5.00%)
due 05/03/29[11]	1,223,229	1,078,888
Arcis Golf LLC
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 11/24/28	1,007,500	1,004,357
Dealer Tire LLC
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 07/02/31	995,006	980,081
PT Intermediate Holdings III LLC
9.30% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) (in-kind rate was 1.75%)
due 04/09/30†††,11	929,663	922,690
Elvis UK HoldCo Ltd.
5.66% (3 Month EURIBOR + 3.43%, Rate Floor: 3.43%) due 10/19/28	EUR 800,000	908,308

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Consumer, Cyclical – 9.0% (continued)
Checkers Holdings, Inc.
13.70% (6 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind rate was 6.00%)
due 06/16/28†††,11	703,619	$ 703,619
11.70% (6 Month Term SOFR + 3.00%, Rate Floor: 3.00%) (in-kind rate was 4.00%)
due 06/16/27†††,11	97,890	97,890
AmSpec Parent LLC
8.55% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 12/22/31	520,000	522,600
Total Consumer, Cyclical		180,220,558
Industrial – 7.4%
Capstone Acquisition Holdings, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.50%) due 11/12/29†††	8,317,814	8,276,768
Total Webhosting Solutions B.V.
6.51% (1 Month EURIBOR + 4.50%, Rate Floor: 4.50%) due 11/04/31	EUR 5,000,000	5,696,854
Integrated Power Services Holdings, Inc.
8.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	4,972,422	4,960,054
Merlin Buyer, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 12/14/28	3,880,000	3,844,420
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 12/14/28	1,083,417	1,072,583
Atlantic Aviation
6.83% (1 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 09/23/31	4,943,816	4,910,049
Aegion Corp.
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 05/17/28	4,920,732	4,896,128
Michael Baker International LLC
8.28% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 12/01/28	4,788,280	4,767,355
Hunter Douglas, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 01/17/32	3,640,875	3,581,711
5.61% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 01/17/32	EUR 1,000,000	1,125,040
Charter Next Generation, Inc.
7.09% (1 Month Term SOFR + 2.75%, Rate Floor: 3.50%) due 11/29/30	4,620,551	4,627,390
Boluda Towage S.L.
5.54% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 01/31/30	EUR 3,950,000	4,504,911
Engineering Research And Consulting LLC
9.29% (6 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 08/29/31	4,588,500	4,496,730
Inspired Finco Holdings, Ltd.
5.26% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 02/28/31	EUR 3,800,000	4,303,977
FCG Acquisitions, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 03/31/28	4,275,578	4,272,372
Engineered Machinery Holdings, Inc.
due 05/19/28	2,275,000	2,285,556
due 05/21/28	EUR 1,600,000	1,826,028
ASP Dream Acquisiton Co. LLC
8.68% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/15/28	4,212,251	4,064,822

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Industrial – 7.4% (continued)
Dispatch Terra Acquisition LLC
8.70% (3 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 03/27/28	4,078,502	$ 3,980,903
STS Operating, Inc.
8.43% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 03/25/31	3,960,000	3,860,168
Foundation Building Materials Holding Company LLC
8.28% ((1 Month Term SOFR + 4.00%) and (3 Month Term SOFR + 4.00%),
Rate Floor: 4.00%) due 01/29/31	4,108,500	3,851,144
Pelican Products, Inc.
8.81% (3 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 12/29/28	4,440,432	3,818,772
Galileo Global Education
5.38% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/31/31	EUR 2,898,444	3,266,757
5.38% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/20/31	EUR 251,556	283,521
Indicor LLC
due 11/22/29	EUR 3,100,000	3,502,725
VDK Groep B.V.
5.60% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/23/32	EUR 3,011,811	3,408,791
DG Investment Intermediate Holdings 2, Inc.
7.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 03/31/28	3,407,049	3,403,642
PointClickCare Technologies, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 11/03/31	2,992,500	2,996,241
Infragroup
due 09/27/30	EUR 2,600,000	2,956,121
Anchor Packaging LLC
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/18/29	2,857,033	2,865,604
Climater Bidco II
6.38% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/20/32	EUR 2,450,000	2,778,716
DXP Enterprises, Inc.
8.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 10/11/30	2,574,578	2,581,014
Service Logic Acquisition, Inc.
7.28% ((1 Month Term SOFR + 3.00%) and (3 Month Term SOFR + 3.00%),
Rate Floor: 3.75%) due 10/29/27†††	2,472,861	2,469,770
Savage Enterprises LLC
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 3.25%) due 09/15/28	2,387,788	2,391,155
Fugue Finance LLC
7.58% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 01/09/32	2,333,153	2,338,005
Mauser Packaging Solutions Holding Co.
7.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/15/27	2,268,982	2,254,098
White Cap Supply Holdings LLC
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/19/29	2,157,899	2,133,795
Cognita Ltd.
8.29% (6 Month SOFR + 4.00%, Rate Floor: 4.50%) due 10/27/31	1,995,000	1,997,494
Mannington Mills, Inc.
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 03/07/32	1,850,000	1,808,375

See notes to financial statements.

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Industrial – 7.4% (continued)
OptiGroup
7.35% (1 Month EURIBOR + 5.25%, Rate Floor: 5.25%) due 03/16/29	EUR 1,600,000	$ 1,719,282
API Holdings III Corp.
11.30% (3 Month Term SOFR + 1.00%, Rate Floor: 2.00%)
(in-kind rate was 6.00%) due 05/07/27[11]	1,708,319	1,412,216
11.30% (3 Month Term SOFR + 1.00%, Rate Floor: 2.00%)
(in-kind rate was 6.00%) due 03/25/27[11]	128,650	128,650
Artera Services LLC
8.80% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/15/31	1,732,500	1,502,944
LBM Acquisition LLC
8.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 06/06/31	1,632,663	1,461,821
Vista Management Holding, Inc.
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 03/26/31	1,350,000	1,348,880
Apave S.A.
5.89% (6 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 12/09/31	EUR 1,150,000	1,308,109
ProAmpac PG Borrower LLC
8.28% (3 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 09/15/28	1,310,513	1,307,892
Pregis TopCo LLC
due 02/28/29	1,305,000	1,305,405
ILPEA Parent, Inc.
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.75%) due 06/22/28	1,228,517	1,224,684
Spring Education Group, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 10/04/30	1,185,000	1,189,076
Valcour Packaging LLC
8.20% (1 Month Term SOFR + 1.50%, Rate Floor: 1.50%) (in-kind rate was 2.25%)
due 10/04/28[11]	441,295	372,621
9.58% (1 Month Term SOFR + 5.25%, Rate Floor: 5.25%) due 10/04/28	360,023	361,463
American Residential Services LLC
7.53% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 02/02/32	550,000	550,000
Berlin Packaging LLC
7.82% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%),
Rate Floor: 3.50%) due 06/07/31	467,653	468,383
Sundyne (Star US Bidco)
8.08% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 03/17/27	464,424	463,555
Park River Holdings, Inc.
7.80% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 12/28/27	307,327	295,139
Osmose Utility Services, Inc.
7.69% (1 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 06/23/28	292,424	291,839
Beacon Roofing Supply, Inc.
7.28% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 04/23/32	113,333	113,640
Total Industrial		149,285,158

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Technology – 6.7%
Visma AS
6.08% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/05/28†††	EUR 7,250,000	$ 8,191,858
6.03% (6 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 12/05/28†††	EUR 500,000	564,956
Datix Bidco Ltd.
9.46% (6 Month GBP SONIA + 5.25%, Rate Floor: 5.25%) due 04/30/31†††	GBP 3,920,000	5,245,588
9.54% (6 Month Term SOFR + 5.25%, Rate Floor: 5.75%) due 04/30/31†††	1,110,000	1,102,403
TSG Solutions Holding
5.83% (1M EURIBOR + 3.68%, Rate Floor: 3.68%) due 03/30/29	EUR 2,800,000	3,179,650
6.18% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/32	EUR 1,975,000	2,254,003
Kerridge Commercial Systems Bidco Ltd.
9.71% (3 Month GBP SONIA + 5.25%, Rate Floor: 6.00%) due 09/07/30†††	GBP 3,800,000	5,047,006
Kaseya, Inc.
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 03/22/32	4,850,000	4,846,556
Finastra
11.43% (6 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 09/13/29	4,838,750	4,830,669
DS Admiral Bidco LLC
8.55% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 06/26/31	4,826,696	4,736,195
Team.Blue Finco SARL
5.81% (3 Month EURIBOR + 3.70%, Rate Floor: 3.70%) due 09/30/29	EUR 4,150,000	4,712,696
Precise Midco B.V.
5.75% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 11/15/30	EUR 4,117,500	4,669,944
Boxer Parent Co., Inc.
7.33% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 07/30/31	4,497,500	4,463,049
Planview Parent, Inc.
7.80% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 12/17/27	4,674,044	4,414,074
Bock Capital Bidco B.V.
5.86% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/29/28	EUR 3,800,000	4,319,598
Leia Finco US LLC
7.46% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/09/31	4,200,000	4,196,640
Modena Buyer LLC
8.78% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 07/01/31	4,328,250	4,192,992
Blackhawk Network Holdings, Inc.
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 03/12/29	4,158,627	4,168,359
Wrench Group LLC
8.56% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 10/30/28	4,103,925	4,037,237
Sitecore Holding III A/S
11.72% (3 Month Term SOFR + 3.31%, Rate Floor: 3.81%)
(in-kind rate was 6.24%) due 03/12/29†††,11	2,179,563	2,164,121
10.64% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%)
(in-kind rate was 5.26%) due 03/12/29†††,11	EUR 1,593,974	1,797,276
Pushpay USA, Inc.
8.30% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/15/31	3,890,250	3,880,524
Apttus Corp.
7.78% (3 Month Term SOFR + 3.50%, Rate Floor: 4.25%) due 05/08/28	3,868,704	3,876,751

See notes to financial statements.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Technology – 6.7% (continued)
CoreLogic, Inc.
7.94% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 06/02/28	3,438,818	$ 3,386,376
Polaris Newco LLC
5.76% (1 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 06/02/28	EUR 2,487,113	2,711,366
8.29% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 06/02/28	629,169	608,866
Cordobes Holdco SL
6.11% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/02/29	EUR 2,700,000	3,068,391
Alteryx, Inc.
10.33% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	2,881,944	2,881,944
Central Parent LLC
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 07/06/29	3,190,219	2,834,158
Project Ruby Ultimate Parent Corp.
7.44% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 03/10/28	2,760,332	2,762,292
Zuora, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/14/32	2,750,000	2,741,420
isolved, Inc.
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/15/30	2,673,829	2,680,513
Xerox Corp.
8.28% ((3 Month Term SOFR + 4.00%) and (6 Month Term SOFR + 4.00%),
Rate Floor: 4.50%) due 11/17/29	2,714,943	2,606,345
Polaris Newco LLC
7.19% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 06/04/26†††	2,432,000	2,360,147
Aston FinCo SARL
8.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 10/09/26	1,610,750	1,532,902
8.98% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 384,070	483,692
Azalea TopCo
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/30/31	1,741,250	1,740,519
Athena Bidco Gmbh (P&I)
due 05/16/32	EUR 1,375,000	1,566,510
Dye & Durham Corp.
8.65% (3 Month Term SOFR + 4.25%, Rate Floor: 5.25%) due 04/11/31	1,428,214	1,435,355
Azurite Intermediate Holdings, Inc.
10.33% (1 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 03/19/31†††	1,268,056	1,268,056
E2open LLC
due 02/04/28	1,147,016	1,150,365
Redhalo Midco Ltd.
6.11% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/24/31	EUR 1,000,000	1,141,983
VS Buyer LLC
7.02% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 04/12/31	1,119,382	1,119,382
Conair Holdings LLC
8.19% (1 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 05/17/28	1,331,758	935,560
Upland Software, Inc.
8.18% (1 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 08/06/26	960,830	931,659

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Technology – 6.7% (continued)
BEP Intermediate Holdco LLC
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/25/31	893,261	$ 897,728
Storable, Inc.
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 04/16/31	850,000	849,090
SUSE
7.79% (1 Month SOFR + 3.50%, Rate Floor: 4.00%) due 11/09/30	496,259	497,500
Total Technology		135,084,264
Consumer, Non-cyclical – 6.5%
Southern Veterinary Partners LLC
7.53% (3 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 12/04/31	11,000,970	11,002,840
HAH Group Holding Co. LLC
9.33% (1 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 09/24/31	7,610,604	7,447,661
LaserAway Intermediate Holdings II LLC
10.29% (3 Month Term SOFR + 5.75%, Rate Floor: 6.50%) due 10/14/27	7,460,932	7,106,538
Quirch Foods Holdings LLC
9.57% (3 Month Term SOFR + 5.00%, Rate Floor: 6.00%) due 10/27/27	6,742,468	6,290,184
Nidda Healthcare Holding GmbH
6.05% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 02/21/30	EUR 5,450,000	6,224,115
Women’s Care Holdings, Inc.
8.88% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 01/15/28	6,569,063	6,048,990
Domidep
6.15% (1 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 10/30/29	EUR 4,400,000	5,022,625
Recess Holdings, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 02/20/30	4,851,092	4,847,454
Bowtie Germany Bidco GmbH
6.36% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 08/01/31	EUR 4,200,000	4,787,361
Gibson Brands, Inc.
9.54% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 08/11/28	4,764,938	4,582,297
Blue Ribbon LLC
10.55% (3 Month Term SOFR + 6.00%, Rate Floor: 6.75%) due 05/08/28	5,627,759	4,286,495
Affidea
5.94% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 07/20/29	EUR 3,750,000	4,265,572
Hanger, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 10/23/31	4,244,297	4,229,442
Artisan Newco B.V.
6.32% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/32	EUR 3,682,773	4,195,710
Curriculum Associates LLC
9.05% (3 Month Term SOFR + 4.75%, Rate Floor: 5.50%) due 05/07/32	4,200,000	4,179,053
Rainbow Finco SARL
8.70% (6 Month GBP SONIA + 4.25%, Rate Floor: 4.25%) due 02/26/29	GBP 3,000,000	4,010,819
Florida Food Products LLC
9.56% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/18/28	5,529,733	3,877,725

See notes to financial statements.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Consumer, Non-cyclical – 6.5% (continued)
Culligan
7.32% (1 Month Term SOFR + 3.00%, Rate Floor: 3.50%) due 07/31/28	3,731,273	$ 3,707,580
AI Monet (Luxembourg) Parentco SARL
5.90% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/06/31	EUR 3,250,000	3,703,841
Balrog Acquisition, Inc.
8.94% (1 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 09/05/28†††	2,996,625	2,966,659
CHG PPC Parent LLC
5.51% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 12/08/28	EUR 2,500,000	2,837,781
Chefs’ Warehouse, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/23/29	2,323,750	2,329,559
Stars UK Bidco Ltd.
5.78% (6 Month EURIBOR + 3.20%, Rate Floor: 3.20%) due 08/10/29	EUR 1,900,000	2,164,956
Outcomes Group Holdings, Inc.
8.08% (1 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 05/06/31	2,133,902	2,140,133
Confluent Health LLC
8.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 11/30/28	2,135,251	2,044,503
IVI America LLC
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 04/18/31	2,034,625	2,042,255
Aenova Holding Gmbh
5.01% (3 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 08/22/31	EUR 1,725,000	1,953,994
Skio Bidco B.V.
due 02/26/32	EUR 1,400,000	1,590,493
Eyecare Partners LLC
8.84% (6 Month Term SOFR + 1.00%, Rate Floor: 1.00%)
(in-kind rate was 3.61%) due 11/30/28[11]	1,245,502	1,038,213
9.88% (6 Month Term SOFR + 5.75%, Rate Floor: 5.75%) due 08/31/28	350,691	355,733
HomeVi S.A.S.
7.19% (3 Month EURIBOR + 5.00%, Rate Floor: 5.00%) due 10/31/29	EUR 1,000,000	1,133,931
Ceva Sante
7.05% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 11/08/30	1,115,267	1,118,056
Midwest Physician Administrative Services
7.56% (3 Month Term SOFR + 3.00%, Rate Floor: 3.75%) due 03/12/28	1,181,896	1,116,005
National Mentor Holdings, Inc.
8.17% ((1 Month Term SOFR + 3.75%) and (3 Month Term SOFR + 3.75%),
Rate Floor: 4.50%) due 03/02/28	960,672	930,324
8.15% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 03/02/28	43,141	41,779
Resonetics LLC
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/18/31	882,682	880,476
Balrog Acquisition, Inc.
8.44% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 09/05/28	702,415	692,321
Rainbow Finco SARL
8.58% (6 Month SOFR + 4.25%, Rate Floor: 5.00%) due 02/24/29†††	700,000	689,500
Moran Foods LLC
11.65% (3 Month Term SOFR + 7.25%, Rate Floor: 8.25%) due 06/30/26†††	1,109,051	493,288
2.00% (3 Month Term SOFR + 2.00%, Rate Floor: 0.00%) due 06/30/26†††	759,113	29,188

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Consumer, Non-cyclical – 6.5% (continued)
Snacking Investments US LLC (Arnott’s)
8.28% (3 Month Term SOFR + 4.00%, Rate Floor: 5.00%) due 12/18/26	452,818	$ 454,801
Confluent Medical Technologies, Inc.
7.55% (3 Month Term SOFR + 3.25%, Rate Floor: 3.75%) due 02/16/29	398,000	397,502
Bausch Health Companies, Inc.
10.59% (1 Month Term SOFR + 6.25%, Rate Floor: 6.25%) due 09/25/30	150,000	142,146
Surgery Center Holdings, Inc.
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 12/19/30	123,750	123,892
TGP Holdings LLC
7.68% (1 Month Term SOFR + 3.25%, Rate Floor: 4.00%) due 06/29/28	53,440	46,997
Total Consumer, Non-cyclical		129,570,787
Financial – 5.7%
Eisner Advisory Group
8.33% (1 Month Term SOFR + 4.00%, Rate Floor: 4.50%) due 02/28/31	8,344,692	8,369,726
Higginbotham Insurance Agency, Inc.
8.83% (1 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 11/24/28†††	8,000,960	7,947,994
9.08% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 11/24/28†††	305,457	303,435
HighTower Holding LLC
7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 02/03/32	7,936,810	7,916,967
Cliffwater LLC
9.28% (3 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 04/22/32†††	6,810,000	6,787,449
Cegid Group
5.44% (3 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 07/10/28	EUR 4,650,000	5,285,613
Sandy Bidco B.V.
6.26% (6 Month EURIBOR + 3.85%, Rate Floor: 3.85%) due 08/17/29	EUR 4,250,000	4,770,898
Nexus Buyer LLC
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 07/31/31	4,710,915	4,712,705
Aretec Group, Inc.
7.83% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 08/09/30	4,706,245	4,697,680
Cobham Ultra SeniorCo SARL
8.18% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 08/03/29	4,638,901	4,591,677
Orion Advisor Solutions, Inc.
8.03% (3 Month Term SOFR + 3.75%, Rate Floor: 3.75%) due 09/24/30	4,577,000	4,591,326
Asurion LLC
8.68% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 08/19/28	3,877,263	3,862,723
8.58% (1 Month Term SOFR + 4.25%, Rate Floor: 4.25%) due 09/19/30	696,500	687,905
Howden Group Holdings Ltd.
5.57% (1 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 02/15/31	EUR 3,750,000	4,270,895
AqGen Island Holdings, Inc.
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 08/02/28	4,145,051	4,127,269
Duff & Phelps
8.05% (3 Month Term SOFR + 3.75%, Rate Floor: 4.75%) due 04/09/27	1,979,028	1,921,023
6.36% (3 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 04/09/27	EUR 1,718,428	1,920,537

See notes to financial statements.

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Financial – 5.7% (continued)
Ardonagh Midco 3 plc
7.04% ((3 Month Term SOFR + 2.75%) and (6 Month Term SOFR + 2.75%),
Rate Floor: 2.75%) due 02/15/31	3,850,000	$ 3,821,125
Franchise Group, Inc.
9.19% (1 Month Term SOFR + 4.75%, Rate Floor: 5.75%) due 06/05/25	2,504,413	2,253,972
13.44% ((1 Month Term SOFR + 9.00%) and (3 Month Term SOFR + 9.00%),
Rate Floor: 10.00%) due 06/05/25	1,412,658	1,409,126
due 03/10/26[10]	1,629,936	81,497
Tegra118 Wealth Solutions, Inc.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 02/18/27	3,701,425	3,630,469
Claros Mortgage Trust, Inc.
8.93% (1 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 08/09/26	3,403,481	3,284,359
CFC Group
due 05/29/32	3,200,000	3,168,000
Starwood Property Mortgage LLC
6.58% (1 Month Term SOFR + 2.25%, Rate Floor: 2.25%) due 01/02/30	2,992,500	2,999,981
Cross Financial Corp.
7.58% (1 Month Term SOFR + 3.25%, Rate Floor: 3.25%) due 10/31/31	2,793,000	2,810,456
Assetmark Financial Holdings, Inc.
7.05% (3 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 09/05/31	2,613,450	2,609,451
Saphilux SARL
7.79% (6 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 07/18/28	1,335,902	1,337,011
due 07/27/28	1,150,000	1,150,954
Apex Group Treasury LLC
7.82% (1 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 02/19/32	2,302,679	2,297,889
Galaxy Bidco Ltd.
6.04% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 12/19/29	EUR 1,800,000	2,055,017
OEG Borrower LLC
7.80% (3 Month Term SOFR + 3.50%, Rate Floor: 3.50%) due 06/30/31	1,741,250	1,730,367
Orion US FinCo
due 05/19/32	1,150,000	1,150,357
Global Blue Acquisition B.V.
5.60% (1 Month EURIBOR + 3.25%, Rate Floor: 3.25%) due 12/05/30	EUR 1,000,000	1,135,033
Avison Young (Canada), Inc.
12.56% (3 Month Term SOFR + 1.50%, Rate Floor: 3.50%)
(in-kind rate was 6.50%) due 03/12/29[11]	969,159	436,121
18.57% (3 Month Term SOFR + 8.00%, Rate Floor: 10.00%)
(in-kind rate was 6.50%) due 03/12/29[11]	173,844	24,773
Total Financial		114,151,780
Communications – 1.1%
FirstDigital Communications LLC
8.69% (1 Month Term SOFR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	7,880,000	7,755,472
Level 3 Financing, Inc.
8.58% (1 Month Term SOFR + 4.25%, Rate Floor: 4.75%) due 03/21/32	4,480,000	4,502,400

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Communications – 1.1% (continued)
Syndigo LLC
9.09% (3 Month Term SOFR + 4.50%, Rate Floor: 5.25%) due 12/15/27	4,416,000	$ 4,404,960
Speedster Bidco GmbH
6.13% (6 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 12/10/31	EUR 1,400,000	1,597,329
7.80% (3 Month Term SOFR + 3.50%, Rate Floor: 4.00%) due 12/10/31	1,400,000	1,400,588
Cengage Learning, Inc.
7.83% ((1 Month Term SOFR + 3.50%) and (3 Month Term SOFR + 3.50%),
Rate Floor: 4.50%) due 03/24/31	1,799,590	1,800,400
Xplore, Inc.
6.01% (1 Month Term SOFR + 1.61%, Rate Floor: 1.61%) due 10/24/31†††	1,087,432	845,479
UPC Financing Partnership
6.79% (6 Month Term SOFR + 2.50%, Rate Floor: 2.50%) due 02/29/32	500,000	499,065
Xplore, Inc.
9.59% (3 Month Term SOFR + 1.50%, Rate Floor: 1.50%)
(in-kind rate was 3.50%) due 10/23/29[11]	307,933	294,590
Total Communications		23,100,283
Basic Materials – 0.9%
Lummus Technology Holdings V LLC
7.33% (1 Month Term SOFR + 3.00%, Rate Floor: 3.00%) due 12/31/29	3,267,083	3,273,715
Pregis TopCo Corp.
8.32% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 07/31/26	3,108,984	3,109,948
Vector WP Holdco, Inc.
9.44% (1 Month Term SOFR + 5.00%, Rate Floor: 5.75%) due 10/12/28	3,013,763	2,972,323
Eden S.A.S.
5.86% (3 Month EURIBOR + 3.50%, Rate Floor: 3.50%) due 06/22/29	EUR 2,100,000	2,393,681
GrafTech Finance, Inc.
10.30% (3 Month Term SOFR + 6.00%, Rate Floor: 8.00%) due 12/21/29	1,725,656	1,713,801
Discovery Purchaser Corp.
8.02% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 10/04/29	1,680,788	1,676,233
NIC Acquisition Corp.
8.31% (3 Month Term SOFR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,043,229	898,481
Arsenal AIC Parent LLC
7.08% (1 Month Term SOFR + 2.75%, Rate Floor: 2.75%) due 08/18/30	886,573	882,583
Pregis TopCo LLC
8.44% (3 Month Term SOFR + 4.11%, Rate Floor: 4.61%) due 07/31/26	646,550	646,750
Schur Flexibles GmbH
7.88% (6 Month EURIBOR + 5.50%, Rate Floor: 5.50%) due 09/28/27†††	EUR 312,500	159,692
Vantage Specialty Chemicals, Inc.
9.03% (3 Month Term SOFR + 4.75%, Rate Floor: 5.25%) due 10/26/26	123,111	116,955
Total Basic Materials		17,844,162

See notes to financial statements.

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ – 38.1% (continued)
Energy – 0.6%
BANGL LLC
8.79% (3 Month Term SOFR + 4.50%, Rate Floor: 4.50%) due 02/01/29	7,486,149	$ 7,486,149
Par Petroleum LLC
8.01% (3 Month Term SOFR + 3.75%, Rate Floor: 4.25%) due 02/28/30	3,822,046	3,708,187
Venture Global Calcasieu Pass LLC
7.30% (1 Month Term SOFR + 2.88%, Rate Floor: 3.88%) due 08/19/26	693,877	692,580
Total Energy		11,886,916
Utilities – 0.2%
Powergrid Services LLC
due 03/31/32	2,454,706	2,454,706
Franklin Energy (KAMC Holdings, Inc.)
8.59% (3 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,559,250	1,480,960
Total Utilities		3,935,666
Total Senior Floating Rate Interests
(Cost $764,075,492)		765,079,574
ASSET-BACKED SECURITIES†† – 19.7%
Collateralized Loan Obligations – 9.2%
Madison Park Funding LIII Ltd.
2022-53A E, 10.27% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%)
due 04/21/35◊,5	18,500,000	18,223,347
Palmer Square Loan Funding Ltd.
2022-1A D, 9.26% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/30◊,5	8,750,000	8,744,233
2024-3A CR, 7.26% (3 Month Term SOFR + 3.00%, Rate Floor: 3.00%)
due 04/15/31◊,5	3,500,000	3,526,086
Boyce Park CLO Ltd.
2022-1A E, 10.52% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/21/35◊,5	10,000,000	9,950,867
Fortress Credit Opportunities IX CLO Ltd.
2021-9A DR, 8.47% (3 Month Term SOFR + 4.21%, Rate Floor: 3.95%)
due 10/15/33◊,5	8,000,000	7,993,680
FS Rialto Issuer LLC
2024-FL9 C, 6.97% (1 Month Term SOFR + 2.64%, Rate Floor: 2.65%)
due 10/19/39◊,5	5,100,000	5,035,345
2025-FL10 C, 6.47% (1 Month Term SOFR + 2.15%, Rate Floor: 2.15%)
due 08/19/42◊,5	3,000,000	2,942,404
Fontainbleau Vegas
9.99% (1 Month Term SOFR + 5.65%, Rate Floor: 1.00%) due 01/31/26◊,†††	6,500,000	6,500,000
Cerberus Loan Funding XLIV LLC
2024-5A C, 8.46% (3 Month Term SOFR + 4.20%, Rate Floor: 4.20%)
due 01/15/36◊,5	6,100,000	6,093,240

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 61

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Collateralized Loan Obligations – 9.2% (continued)
Cerberus Loan Funding XLII LLC
2023-3A C, 8.41% (3 Month Term SOFR + 4.15%, Rate Floor: 4.15%)
due 09/13/35◊,5	5,750,000	$ 5,743,195
Carlyle Global Market Strategies
2022-1A E, 11.61% (3 Month Term SOFR + 7.35%, Rate Floor: 7.35%)
due 04/15/35◊,5	5,500,000	5,499,837
Cerberus Loan Funding XLV LLC
2024-1A D, 9.26% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%)
due 04/15/36◊,5	5,000,000	5,037,433
Ares Direct Lending CLO 2 LLC
2024-2A D, 8.17% (3 Month Term SOFR + 3.90%, Rate Floor: 3.90%)
due 10/20/36◊,5	4,800,000	4,793,966
Owl Rock CLO I LLC
2024-1A C, 8.57% (3 Month Term SOFR + 4.25%, Rate Floor: 4.25%)
due 02/20/36◊,5	4,600,000	4,597,838
HPS Private Credit CLO LLC
2025-3A D, due 07/20/37◊,5	4,500,000	4,500,000
Neuberger Berman Loan Advisers CLO 57 Ltd.
2024-57A SUB, due 10/24/38†††,5,12	5,230,000	4,276,257
Neuberger Berman Loan Advisers CLO 47 Ltd.
2022-47A E, 10.49% (3 Month Term SOFR + 6.25%, Rate Floor: 6.25%)
due 04/14/35◊,5	4,250,000	4,253,930
Ares Loan Funding V Ltd.
2024-ALF5A E, 10.88% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 07/27/37◊,5	4,000,000	4,090,772
RR 39 Ltd.
2025-39A SUB, due 04/15/38[5,12]	4,350,000	4,055,505
LoanCore
2025-CRE8 C, 6.47% (1 Month Term SOFR + 2.14%, Rate Floor: 2.14%)
due 08/17/42◊,5	4,000,000	3,925,378
GoldenTree Loan Management US CLO 1 Ltd.
2024-9A DR, 7.62% (3 Month Term SOFR + 3.35%, Rate Floor: 3.35%)
due 04/20/37◊,5	3,450,000	3,472,780
Ares CLO Ltd.
2025-77A , due 07/15/39◊,5,12	3,600,000	3,447,720
Cerberus Loan Funding XLVI, LP
2024-2A D, 9.21% (3 Month Term SOFR + 4.95%, Rate Floor: 4.95%)
due 07/15/36◊,5	3,200,000	3,231,935
KREF Ltd.
2021-FL2 AS, 5.74% (1 Month Term SOFR + 1.41%, Rate Floor: 1.30%)
due 02/15/39◊,5	2,850,000	2,782,388
Symphony CLO 48 Ltd.
2025-48A SUB, (WAC) due 04/20/38◊,5,12	3,000,000	2,691,900

62 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Collateralized Loan Obligations – 9.2% (continued)
Owl Rock CLO XVI LLC
2024-16A C, 7.57% (3 Month Term SOFR + 3.30%, Rate Floor: 3.30%)
due 04/20/36◊,5	2,650,000	$ 2,642,904
Golub Capital Partners CLO 46M Ltd.
2024-46A CR, 7.32% (3 Month Term SOFR + 3.05%, Rate Floor: 3.05%)
due 04/20/37◊,5	2,600,000	2,590,749
Cerberus Loan Funding XL LLC
2023-1A D, 10.66% (3 Month Term SOFR + 6.40%, Rate Floor: 6.40%)
due 03/22/35◊,5	2,500,000	2,504,750
Cerberus Loan Funding XLVII LLC
2024-3A D, 8.61% (3 Month Term SOFR + 4.35%, Rate Floor: 4.35%)
due 07/15/36◊,5	2,450,000	2,449,986
Hamlin Park CLO Ltd.
2024-1A SUB, due 10/20/37[5,12]	2,700,000	2,400,030
Voya CLO Ltd.
2022-1A SUB, due 04/20/35[5,12]	3,650,000	2,266,650
2013-1A INC, due 10/15/30[5,12]	3,000,000	47,768
Regatta 34 Funding Ltd.
2025-3A SUB, due 07/20/38◊,5,12	2,300,000	2,300,000
Regatta 33 Funding Ltd.
2025-2A SUB, due 07/25/38◊,5,12	2,250,000	2,250,000
Golub Capital Partners CLO 49M Ltd.
2021-49A D, 8.38% (3 Month Term SOFR + 4.11%, Rate Floor: 4.11%)
due 08/26/33◊,5	2,250,000	2,247,998
Carlyle US CLO Ltd.
2022-4A DR, 10.86% (3 Month Term SOFR + 6.60%, Rate Floor: 6.60%)
due 04/15/35◊,5	2,000,000	2,003,596
CIFC Funding Ltd.
2022-3A E, 11.54% (3 Month Term SOFR + 7.27%, Rate Floor: 7.27%)
due 04/21/35◊,5	2,000,000	1,997,012
GoldenTree Loan Management US CLO 24 Ltd.
2025-24A E, 8.88% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%)
due 10/20/38◊,5	2,000,000	1,961,307
Madison Park Funding LVIII Ltd.
2024-58A D, 7.93% (3 Month Term SOFR + 3.65%, Rate Floor: 3.65%)
due 04/25/37◊,5	1,700,000	1,715,068
Octagon 74 Ltd.
2025-2A SUB, due 04/22/38[5,12]	2,000,000	1,612,880
Elmwood CLO 16 Ltd.
2024-3A ER, 11.02% (3 Month Term SOFR + 6.75%, Rate Floor: 6.75%)
due 04/20/37◊,5	1,500,000	1,505,883
Madison Park Funding LXXI Ltd.
2025-71A E, 9.02% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%)
due 04/23/38◊,5	1,500,000	1,496,728

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 63

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Collateralized Loan Obligations – 9.2% (continued)
AGL CLO 17 Ltd.
2025-17A ER, 8.92% (3 Month Term SOFR + 4.65%, Rate Floor: 4.65%)
due 01/21/35◊,5	1,500,000	$ 1,431,968
FS Rialto
2021-FL2 C, 6.49% (1 Month Term SOFR + 2.16%, Rate Floor: 2.16%)
due 05/16/38◊,5	1,400,000	1,392,287
Ballyrock CLO 2019-1 Ltd.
2021-1A DR, 11.27% (3 Month Term SOFR + 7.01%, Rate Floor: 6.75%)
due 07/15/32◊,5	1,350,000	1,350,871
AREIT Ltd.
2025-CRE10 B, 6.23% (1 Month Term SOFR + 1.84%, Rate Floor: 1.84%)
due 01/17/30◊,5	1,300,000	1,286,926
Cerberus Loan Funding XXXIII, LP
2021-3A D, 8.52% (3 Month Term SOFR + 4.26%, Rate Floor: 4.00%)
due 07/23/33◊,5	1,200,000	1,199,472
Neuberger Berman Loan Advisers CLO 60 Ltd.
2025-60A SUB, due 04/22/39◊,5,12	1,100,000	987,030
Elmwood CLO VI Ltd.
2024-3A ERR, 10.17% (3 Month Term SOFR + 5.90%, Rate Floor: 5.90%)
due 07/18/37◊,5	950,000	943,277
OCP CLO Ltd.
2024-38A SUB, due 01/21/38[5,12]	1,000,000	825,620
Bayard Park CLO Ltd.
2025-1A SUB, due 07/24/38◊,†††,5,12	1,000,000	821,700
Neuberger Berman Loan Advisers CLO 38 Ltd.
2025-38A ER2, 8.87% (3 Month Term SOFR + 4.60%, Rate Floor: 4.60%)
due 10/20/36◊,5	750,000	734,702
Great Lakes CLO Ltd.
2014-1A SUB, due 10/15/29[5,12]	1,153,846	445,319
Dryden 50 Senior Loan Fund
2017-50A SUB, due 07/15/30[5,12]	3,555,000	398,965
Carlyle Global Market Strategies CLO Ltd.
2012-3A SUB, due 01/14/32[5,12]	2,600,000	309,400
A10 Permanent Asset Financing LLC
2017-II C1, 6.24% (WAC) due 06/15/51◊,5	250,000	186,168
Dryden Senior Loan Fund
2015-37X , due 01/15/31[12]	2,998,799	14,893
Dryden 41 Senior Loan Fund
2015-41A SUB, due 04/15/31[5,12]	1,850,000	10,320
Dryden 37 Senior Loan Fund
2015-37A SUB, due 01/15/31[5,12]	1,050,000	5,215
Treman Park CLO Ltd.
2015-1A COM, due 10/20/28[5,12]	814,751	1,793
Marathon CLO V Ltd.
2013-5A SUB, due 11/21/27[5,12]	3,566,667	357

64 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Collateralized Loan Obligations – 9.2% (continued)
Babson CLO Ltd.
2014-IA SUB, due 07/20/25[5,12]	3,000,000	$ 300
Venture XIII CLO Ltd.
2013-13A SUB, due 09/10/29[5,12]	1,500,000	150
Total Collateralized Loan Obligations		181,750,078
Financial – 3.0%
Lightning A
5.50% due 03/01/37†††	21,200,000	19,166,734
Thunderbird A
5.50% due 03/01/37†††	21,200,000	19,166,734
Ceamer Finance LLC
6.92% due 11/15/37†††	3,048,001	3,066,071
3.69% due 03/24/31†††	1,666,191	1,588,148
Metis Issuer, LLC
6.89% due 05/15/55†††	4,150,000	4,063,494
LVNV Funding LLC
6.84% due 06/12/29†††	3,850,000	3,919,739
Lightning B
7.50% due 03/01/37†††	2,700,000	2,406,990
Thunderbird B
7.50% due 03/01/37†††	2,700,000	2,406,990
KKR Core Holding Company LLC
4.00% due 08/12/31†††	2,532,245	2,301,607
Akso Health Group
7.27% due 12/31/44†††	2,000,000	1,991,426
Nassau LLC
2019-1, 3.98% due 08/15/34[2]	651,372	602,808
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	544,709	537,431
Total Financial		61,218,172
Transport-Aircraft – 2.8%
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[5,13]	8,865,683	8,444,257
2019-1, 5.19% due 12/15/44[5,13]	2,050,214	1,857,390
AASET Trust
2021-2A, 3.54% due 01/15/47[5]	3,430,171	3,155,057
2021-2A, 2.80% due 01/15/47[5]	3,216,403	2,958,815
2020-1A, 3.35% due 01/16/40[5]	1,036,660	1,005,566
2019-2, 4.46% due 10/16/39[5]	966,497	903,711
2020-1A, 4.34% due 01/16/40[5]	531,270	488,783
Sprite Ltd.
2021-1, 3.75% due 11/15/46[5]	8,025,978	7,695,584

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 65

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Transport-Aircraft – 2.8% (continued)
Project Silver
2019-1, 3.97% due 07/15/44[5]	7,161,044	$ 6,910,686
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	4,038,596	3,928,463
Labrador Aviation Finance Ltd.
2016-1A, 4.30% due 01/15/42[5]	2,994,518	2,912,104
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[5]	2,308,528	2,285,443
MACH 1 Cayman Ltd.
2019-1, 3.47% due 10/15/39[5]	2,317,807	2,231,286
Start Ltd.
2018-1, 4.09% due 05/15/43[5]	1,233,526	1,216,911
2018-1, 5.32% due 05/15/43[5]	846,366	840,382
Lunar Structured Aircraft Portfolio Notes
2021-1, 3.43% due 10/15/46[5]	1,816,149	1,689,573
Start II Ltd.
2019-1, 4.09% due 03/15/44[5]	1,670,219	1,645,384
Castlelake Aircraft Securitization Trust
2019-1A, 3.97% due 04/15/39[5]	874,581	828,669
2018-1, 4.13% due 06/15/43[5]	576,237	560,156
WAVE LLC
2019-1, 3.60% due 09/15/44[5]	1,429,974	1,358,533
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[5]	1,051,279	955,979
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[5]	449,375	433,759
2017-1, 6.30% due 02/15/42[5]	221,877	217,458
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[5]	316,542	315,782
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[5]	321,398	311,080
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[5]	197,296	197,261
Castlelake Aircraft Securitization Trust
2014-1, due 12/31/30†††	3,054,105	140
Total Transport-Aircraft		55,348,212
Infrastructure – 2.0%
Hotwire Funding LLC
2023-1A, 8.84% due 05/20/53[5]	11,000,000	11,311,766
2021-1, 4.46% due 11/20/51[5]	5,250,000	5,084,778
2024-1A, 9.19% due 06/20/54[5]	2,000,000	2,090,024
VB-S1 Issuer LLC – VBTEL
2022-1A, 5.27% due 02/15/52[5]	8,000,000	7,534,763
2024-1A, 8.87% due 05/15/54[5]	5,600,000	5,805,140

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Infrastructure – 2.0% (continued)
Switch ABS Issuer LLC
2024-2A, 5.44% due 06/25/54[5]	4,450,000	$ 4,436,991
Vault DI Issuer LLC
2021-1A, 2.80% due 07/15/46[5]	1,850,000	1,781,751
Aligned Data Centers Issuer LLC
2021-1A, 2.48% due 08/15/46[5]	1,500,000	1,430,855
Blue Stream Issuer LLC
2023-1A, 6.90% due 05/20/53[5]	1,000,000	1,014,988
Total Infrastructure		40,491,056
Insurance – 0.9%
Obra Longevity
8.48% due 06/30/39†††	17,400,000	16,978,034
CHEST
7.13% due 03/23/43†††	1,350,000	1,381,894
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[2]	262,102	234,929
Total Insurance		18,594,857
Net Lease – 0.7%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[5]	7,110,000	6,365,687
SVC ABS LLC
2023-1A, 5.55% due 02/20/53[5]	3,679,188	3,585,497
CARS-DB7, LP
2023-1A, 6.50% due 09/15/53[5]	3,284,396	3,316,512
Total Net Lease		13,267,696
Whole Business – 0.6%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.72% due 06/05/49[5]	8,217,000	8,069,707
SERVPRO Master Issuer LLC
2019-1A, 3.88% due 10/25/49[5]	1,937,250	1,898,563
Sonic Capital LLC
2020-1A, 3.85% due 01/20/50[5]	1,190,625	1,160,931
2020-1A, 4.34% due 01/20/50[5]	762,000	727,809
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[5]	98,500	92,953
Total Whole Business		11,949,963

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 67

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 19.7% (continued)
Single Family Residence – 0.5%
FirstKey Homes Trust
2022-SFR3, 4.50% due 07/17/38[5]	3,200,000	$ 3,163,917
2020-SFR2, 4.00% due 10/19/37[5]	3,050,000	3,014,269
2020-SFR2, 4.50% due 10/19/37[5]	3,000,000	2,968,376
2020-SFR2, 3.37% due 10/19/37[5]	1,900,000	1,874,460
Total Single Family Residence		11,021,022
Collateralized Debt Obligations – 0.0%
Anchorage Credit Funding 4 Ltd.
2021-4A CR, 3.52% due 04/27/39[5]	1,000,000	934,483
Total Asset-Backed Securities
(Cost $401,009,312)		394,575,539
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 9.4%
Government Agency – 5.9%
Fannie Mae
7.00% due 03/01/55[1]	17,776,818	18,561,067
5.50% due 06/01/55[1]	12,910,000	12,784,603
4.00% due 06/01/52[1]	6,015,667	5,565,459
4.00% due 07/01/52[1]	5,716,302	5,302,847
5.00% due 08/01/53[1]	5,369,215	5,213,466
5.00% due 09/01/52[1]	1,929,428	1,874,893
5.00% due 06/01/53[1]	1,859,409	1,804,921
4.00% due 05/01/52[1]	1,524,027	1,405,545
Uniform MBS 15 Year
due 07/01/25◊	24,149,665	24,149,279
due 08/01/25◊	10,140,335	10,134,626
Freddie Mac
5.00% due 09/01/52[1]	5,165,486	5,019,485
4.00% due 05/01/52[1]	4,697,572	4,341,087
5.50% due 06/01/55	4,075,000	4,035,419
4.00% due 06/01/52[1]	4,126,902	3,813,704
4.00% due 08/01/52[1]	1,491,608	1,386,711
Uniform MBS 30 Year
due 08/01/25◊	16,150,000	13,146,439
Total Government Agency		118,539,551
Residential Mortgage-Backed Securities – 2.0%
Mill City Securities Ltd.
2024-RS1, 4.00% due 11/01/69[5,13]	10,250,000	9,214,750
Top Pressure Recovery Turbines
7.51% due 11/01/69	4,009,397	4,013,406
LSTAR Securities Investment Ltd.
2024-1, 7.45% (30 Day Average SOFR + 3.10%, Rate Floor: 3.10%) due 01/01/29◊,5	3,315,888	3,316,433
CFMT LLC
2022-HB9, 3.25% (WAC) due 09/25/37◊,5	3,400,000	3,163,087

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 9.4% (continued)
Residential Mortgage-Backed Securities – 2.0% (continued)
Carrington Mortgage Loan Trust Series
2006-NC5, 4.59% (1 Month Term SOFR + 0.26%, Rate Cap/Floor: 14.50%/0.15%)
due 01/25/37◊	3,461,663	$ 3,074,777
OBX Trust
2024-NQM6, 6.92% (WAC) due 02/25/64◊,5	1,750,000	1,765,671
2022-NQM8, 6.10% due 09/25/62[5,13]	904,604	901,451
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 4.61% (1 Month Term SOFR + 0.28%, Rate Floor: 0.28%) due 07/25/47◊	1,429,398	1,064,040
2007-HE4, 4.69% (1 Month Term SOFR + 0.36%, Rate Floor: 0.36%) due 07/25/47◊	850,086	488,654
2007-HE2, 4.63% (1 Month Term SOFR + 0.30%, Rate Floor: 0.30%) due 04/25/37◊	1,286,274	467,349
PRPM LLC
2024-4, 6.41% due 08/25/29[5,13]	1,775,781	1,776,634
New Residential Mortgage Loan Trust
2022-NQM5, 6.50% due 11/25/52[5,13]	1,760,425	1,755,113
GCAT Trust
2022-NQM5, 5.71% due 08/25/67[5,13]	1,756,735	1,748,659
Lehman XS Trust Series
2006-18N, 4.80% (1 Month Term SOFR + 0.47%, Rate Floor: 0.36%) due 12/25/36◊	1,568,300	1,512,489
BRAVO Residential Funding Trust
2022-NQM3, 5.50% (WAC) due 07/25/62◊,5	1,282,092	1,277,114
Saluda Grade Alternative Mortgage Trust
2023-FIG4, 7.12% (WAC) due 11/25/53◊,5	1,009,604	1,038,813
PRKCM Trust
2022-AFC2, 6.14% (WAC) due 08/25/57◊,5	977,000	972,560
Citigroup Mortgage Loan Trust, Inc.
2022-A, 6.17% due 09/25/62[5,13]	893,900	893,923
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 4.70% (1 Month Term SOFR + 0.37%, Rate Floor: 0.26%) due 12/25/36◊	1,301,950	808,870
Total Residential Mortgage-Backed Securities		39,253,793
Commercial Mortgage-Backed Securities – 1.0%
BX Trust
2024-VLT4, 6.77% (1 Month Term SOFR + 2.44%, Rate Floor: 2.44%) due 07/15/29◊,5	5,200,000	5,138,250
2023-DELC, 7.67% (1 Month Term SOFR + 3.34%, Rate Floor: 3.34%) due 05/15/38◊,5	2,750,000	2,762,031
BX Commercial Mortgage Trust
2021-VOLT, 6.44% (1 Month Term SOFR + 2.11%, Rate Floor: 2.00%) due 09/15/36◊,5	3,743,000	3,714,928
2024-AIRC, 6.92% (1 Month Term SOFR + 2.59%, Rate Floor: 2.59%) due 08/15/39◊,5	1,553,151	1,558,490
BXHPP Trust
2021-FILM, 5.54% (1 Month Term SOFR + 1.21%, Rate Floor: 1.10%) due 08/15/36◊,5	5,350,000	4,871,385
GS Mortgage Securities Corporation Trust
2020-DUNE, 7.10% (1 Month Term SOFR + 2.76%, Rate Floor: 2.65%) due 12/15/36◊,5 1,847,257		1,777,133
Total Commercial Mortgage-Backed Securities		19,822,217

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 9.4% (continued)
Military Housing – 0.5%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.95% (WAC) due 11/25/52◊,5	3,244,659	$ 2,661,830
2015-R1, 0.70% (WAC) due 10/25/52◊,5,14	38,563,716	2,207,734
2015-R1, 0.70% (WAC) due 11/25/55◊,5,14	38,784,488	2,164,264
2015-R1, 0.70% (WAC) due 11/25/52◊,5,14	30,416,753	1,444,659
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52†††,5	1,480,819	1,239,992
2007-AET2, 6.06% due 10/10/52†††,5	446,287	412,622
GMAC Commercial Mortgage Asset Corp.
2006-LEAV, 5.46% due 03/10/51†††,5	949,613	771,578
Total Military Housing		10,902,679
Total Collateralized Mortgage Obligations
(Cost $193,355,891)		188,518,240
U.S. GOVERNMENT SECURITIES†† – 5.9%
U.S. Treasury Bills
4.18% due 07/29/25[15]	7,800,000	7,747,729
4.17% due 07/31/25[1,15]	7,800,000	7,745,958
4.16% due 07/31/25[1,15]	7,800,000	7,745,958
4.13% due 07/24/25[1,15]	7,500,000	7,454,207
4.15% due 07/31/25[1,15]	7,500,000	7,448,037
4.15% due 07/03/25[1,15]	6,885,000	6,859,993
4.04% due 07/17/25[1,15]	6,885,000	6,848,662
4.03% due 06/12/25[1,15]	6,350,000	6,342,502
4.14% due 06/26/25[1,15]	6,165,000	6,147,620
4.01% due 06/05/25[1,15]	6,030,000	6,027,864
4.14% due 07/10/25[1,15]	4,240,000	4,221,091
4.02% due 07/10/25[1,15]	2,645,000	2,633,204
4.14% due 06/20/25[1,15]	2,630,000	2,624,431
4.04% due 06/20/25[1,15]	2,180,000	2,175,384
4.00% due 06/20/25[1,15]	2,075,000	2,070,606
4.04% due 06/05/25[1,15]	915,000	914,675
4.08% due 06/12/25[1,15]	915,000	913,920
4.11% due 06/20/25[1,15]	915,000	913,063
4.13% due 06/26/25[1,15]	915,000	912,420
4.14% due 07/03/25[1,15]	915,000	911,677
4.15% due 07/10/25[1,15]	915,000	910,919
4.16% due 07/17/25[1,15]	915,000	910,171
4.00% due 06/26/25[1,15]	600,000	598,308
3.98% due 06/05/25[1,15]	535,000	534,811
4.00% due 06/12/25[1,15]	535,000	534,368
4.15% due 06/05/25[1,15]	320,000	319,887
4.16% due 07/24/25[1,15]	300,000	298,168
4.18% due 07/31/25[1,15]	300,000	297,921
4.05% due 06/26/25[1,15]	120,000	119,662

70 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Face
	Amount~	Value
U.S. GOVERNMENT SECURITIES†† – 5.9% (continued)
U.S. Treasury Bonds
due 08/15/51[1,16,17]	32,650,000	$ 8,762,386
due 05/15/44[1,16,17]	5,030,000	1,943,326
due 11/15/44[1,16,17]	5,030,000	1,887,245
due 02/15/46[1,16,17]	5,060,000	1,778,294
U.S. Treasury Notes
4.00% due 03/31/30[1]	7,380,000	7,392,685
4.63% due 02/15/35[1]	4,080,000	4,156,500
Total U.S. Government Securities
(Cost $126,478,316)		119,103,652
CONVERTIBLE BONDS†† – 0.2%
Consumer, Non-cyclical – 0.1%
Block, Inc.
due 05/01/26[16]	2,840,000	2,699,420
Communications – 0.1%
Cable One, Inc.
due 03/15/26[1,16]	1,250,000	1,179,375
Total Convertible Bonds
(Cost $3,913,559)		3,878,795
FOREIGN GOVERNMENT DEBT†† – 0.1%
Panama Government International Bond
4.50% due 01/19/63	4,150,000	2,495,603
Total Foreign Government Debt
(Cost $4,124,862)		2,495,603
SENIOR FIXED RATE INTERESTS†† – 0.0%
Industrial – 0.0%
Schur Flexibles GmbH
12.10% due 09/30/26	EUR 174,195	166,163
7.88% due 09/30/26	EUR 118,242	112,791
12.05% due 09/30/26	EUR 117,171	111,769
12.05% due 09/30/26	1,151	967
Total Industrial		391,690
Total Senior Fixed Rate Interests
(Cost $425,500)		391,690
MUNICIPAL BONDS†† – 0.0%
Oklahoma – 0.0%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	387,796
Total Municipal Bonds
(Cost $400,000)		387,796

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Contracts/
	Notional Value	Value
LISTED OPTIONS PURCHASED† – 0.0%
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with
strike price of $112.00 (Notional Value $24,022,406)	213	$ 209,672
Total Listed Options Purchased
(Cost $389,444)		209,672
OTC OPTIONS PURCHASED†† – 0.1%
Call Options on:
Equity Options
Goldman Sachs International CBOE Volatility Index Expiring July 2025 with
strike price of $25.00 (Notional Value $9,996,231)	5,383	925,876
UBS AG CBOE Volatility Index Expiring August 2025 with strike price of $28.00
(Notional Value $5,804,982)	3,126	612,696
Total Equity Options		1,538,572
Put Options on:
Foreign Exchange Options
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with
strike price of $140.00	10,190,000	246,977
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026
with strike price of $2.73	4,857,000	184,045
Goldman Sachs International Foreign Exchange USD/JPY Expiring May 2026
with strike price of $123.50	1,640,000	161,548
Goldman Sachs International Foreign Exchange USD/JPY Expiring April 2026
with strike price of $2.64	3,885,000	147,213
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with
strike price of $140.00	3,057,000	74,093
JP Morgan International Foreign Exchange USD/JPY Expiring May 2026
with strike price of $123.50	386,000	38,023
Bank of America, N.A. Foreign Exchange USD/JPY Expiring April 2026 with
strike price of $2.63	858,000	32,512
Goldman Sachs International Foreign Exchange USD/JPY Expiring November 2025
with strike price of $140.00	932,000	22,589
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $22,049,961)	EUR 19,423,000	10,486
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $22,049,961)	EUR 19,423,000	10,486
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $15,434,859)	EUR 13,596,000	7,547
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $7,758,298)	EUR 6,834,000	3,794
Bank of America, N.A. Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $6,615,102)	EUR 5,827,000	3,234

See notes to financial statements.

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Contracts/
	Notional Value	Value
OTC OPTIONS PURCHASED†† – 0.1% (continued)
Put Options on: (continued)
Foreign Exchange Options (continued)
BNP Paribas Foreign Exchange EUR/USD Expiring November 2025
with strike price of EUR 1.01 (Notional Value $1,277,156)	EUR 1,125,000	$ 624
Total Foreign Exchange Options		943,171
Total OTC Options Purchased
(Cost $3,189,135)		2,481,743
OTC INTEREST RATE SWAPTIONS PURCHASED††,18 – 0.1%
Call Swaptions on:
Interest Rate Swaptions
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026
with exercise rate of 3.50% (Notional Value $32,082,500)	32,082,500	483,908
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026
with exercise rate of 3.50% (Notional Value $32,082,500)	32,082,500	483,908
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $32,082,500)	32,082,500	483,908
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.50% (Notional Value $32,082,500)	32,082,500	483,908
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring August 2026
with exercise rate of 3.50% (Notional Value $51,919,175)	GBP 38,500,000	319,439
Total Interest Rate Call Swaptions		2,255,071
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 5.50% (Notional Value $51,919,175)	GBP 38,500,000	39,984
Total Interest Rate Put Swaptions		39,984
Total OTC Interest Rate Swaptions Purchased
(Cost $1,882,748)		2,295,055
Total Investments – 121.9%
(Cost $2,528,389,640)		$ 2,447,671,662
LISTED OPTIONS WRITTEN† – (0.1)%
Call Options on:
Equity Options
S&P 500 Index Expiring June 2025 with strike price of $5,910.00 (Notional Value $23,055,591)	39	(4,095)
SPDR S&P 500 ETF Trust Expiring June 2025 with strike price of $592.00
(Notional Value $1,178,780)	20	(15,410)
S&P 500 Index Expiring June 2025 with strike price of $5,950.00 (Notional Value $23,055,591)	39	(23,985)
S&P 500 Index Expiring June 2025 with strike price of $5,915.00 (Notional Value $2,364,676)	4	(34,180)
S&P 500 Index Expiring June 2025 with strike price of $5,960.00 (Notional Value $23,055,591)	39	(36,855)
NASDAQ-100 Index Expiring June 2025 with strike price of $21,400.00 (Notional Value $2,134,099) 1		(36,910)
Russell 2000 Index Expiring June 2025 with strike price of $2,075.00 (Notional Value $2,686,173) 13		(46,995)

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 73

SCHEDULE OF INVESTMENTS continued		May 31, 2025
	Contracts/
Notional Value		Value
LISTED OPTIONS WRITTEN† – (0.1)% (continued)
Call Options on: (continued)
Equity Options (continued)
S&P 500 Index Expiring June 2025 with strike price of $5,890.00 (Notional Value $23,055,591)	39	$ (86,775)
S&P 500 Index Expiring June 2025 with strike price of $5,920.00 (Notional Value $23,055,591)	39	(120,900)
S&P 500 Index Expiring June 2025 with strike price of $5,915.00 (Notional Value $23,055,591)	39	(220,935)
S&P 500 Index Expiring June 2025 with strike price of $5,910.00 (Notional Value $23,055,591)	39	(252,720)
S&P 500 Index Expiring June 2025 with strike price of $5,900.00 (Notional Value $23,055,591)	39	(289,965)
S&P 500 Index Expiring June 2025 with strike price of $5,870.00 (Notional Value $23,055,591)	39	(290,745)
S&P 500 Index Expiring June 2025 with strike price of $5,855.00 (Notional Value $23,055,591)	39	(298,740)
S&P 500 Index Expiring June 2025 with strike price of $5,900.00 (Notional Value $23,055,591)	39	(303,225)
S&P 500 Index Expiring June 2025 with strike price of $5,820.00 (Notional Value $23,055,591)	39	(451,035)
Total Equity Options		(2,513,470)
Put Options on:
Interest Rate Options
U.S. Treasury Long Bond Futures Contracts Expiring June 2025 with strike
price of $108.00 (Notional Value $24,022,406)	213	(33,281)
Total Listed Options Written
(Premiums received $4,034,939)		(2,546,751)
OTC OPTIONS WRITTEN†† – (0.1)%
Call Options on:
Equity Options
UBS AG CBOE Volatility Index Expiring August 2025 with strike price of $40.00
(Notional Value $5,804,982)	3,126	(306,348)
Goldman Sachs International CBOE Volatility Index Expiring July 2025 with
strike price of $30.00 (Notional Value $9,996,231)	5,383	(627,120)
Total Equity Options		(933,468)
Put Options on:
Foreign Exchange Options
Goldman Sachs International Foreign Exchange USD/JPY Expiring November 2025
with strike price of $130.00	932,000	(6,837)
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with
strike price of $130.00	3,057,000	(22,425)
UBS AG Foreign Exchange USD/JPY Expiring November 2025 with
strike price of $130.00	10,190,000	(74,751)
Total Foreign Exchange Options		(104,013)
Total OTC Options Written
(Premiums received $1,021,209)		(1,037,481)

74 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

	Contracts/
	Notional Value	Value
OTC INTEREST RATE SWAPTIONS WRITTEN††,18 – (0.1)%
Call Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 3.00% (Notional Value $51,919,175)	GBP 38,500,000	$ (168,474)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.00% (Notional Value $32,082,500)	32,082,500	(222,102)
BNP Paribas 9-Month/5-Year Interest Rate Swap Expiring February 2026 with
exercise rate of 3.00% (Notional Value $32,082,500)	32,082,500	(222,102)
Morgan Stanley Capital Services LLC 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.00% (Notional Value $32,082,500)	32,082,500	(222,102)
The Toronto-Dominion Bank 9-Month/5-Year Interest Rate Swap Expiring
February 2026 with exercise rate of 3.00% (Notional Value $32,082,500)	32,082,500	(222,102)
Total Interest Rate Swaptions		(1,056,882)
Put Swaptions on:
Interest Rate Swaptions
Morgan Stanley Capital Services LLC 2-Year Interest Rate Swap Expiring
August 2026 with exercise rate of 4.50% (Notional Value $51,919,175)	GBP 38,500,000	(153,902)
Total Interest Rate Swaptions		(153,902)
Total OTC Interest Rate Swaptions Written
(Premiums received $1,103,664)		(1,210,784)
Other Assets & Liabilities, net – (21.6)%		(434,060,816)
Total Net Assets – 100.0%		$2,008,815,830

FUTURES CONTRACTS

				Value and
	Number of	Expiration	Notional	Unrealized
Description	Contracts	Date	Amount	Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	1,174	Jun 2025	$347,195,825	$19,901,592
Interest Rate Futures Contracts Purchased†
3-Month SOFR Futures Contracts	104	Dec 2026	25,162,800	191,359
Commodity Futures Contracts Purchased†
Gold 100 oz. Futures Contracts	16	Aug 2025	5,309,760	172,098

Centrally Cleared Credit Default Swap Agreements Protection Sold++

			Protection					Upfront	Unrealized
			Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Exchange	Index	Rate	Frequency	Date	Amount	Value	Paid	(Depreciation)**
BofA Securities,	ICE	CDX.NA.HY.44.V1	5.00%	Quarterly	06/20/30	$5,460,908	$336,928	$249,486	$ 87,442
Inc.
BofA Securities,	ICE	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	1,629,000	100,326	112,605	(12,279)
Inc.
							$437,254	$362,091	$ 75,163

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 75

SCHEDULE OF INVESTMENTS continued	May 31, 2025

OTC Credit Default Swap Agreements Protection Purchased††
		Protection					Upfront	Unrealized
		Premium	Payment	Maturity	Notional		Premiums	Appreciation
Counterparty	Index	Rate	Frequency	Date	Amount	Value	(Received)	(Depreciation)**
Morgan Stanley Capital	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	$6,610,000	$ (349,681)	$ (382,790)	$ 33,109
Services LLC	(15-25%)
Morgan Stanley Capital	CDX.NA.HY.43.V1	5.00%	Quarterly	12/20/29	6,610,000	(985,363)	(915,015)	(70,348)
Services LLC	(25-35%)
						$(1,335,044)	$(1,297,805)	$(37,239)

Centrally Cleared Interest Rate Swap Agreements††
		Floating	Floating						Upfront
		Rate	Rate	Fixed	Payment	Maturity	Notional		Premiums	Unrealized
Counterparty	Exchange	Type	Index	Rate	Frequency	Date	Amount	Value	Paid	Depreciation**
BofA Securities,	CME	Receive	U.S.	4.05%	Annually	01/31/30	$ 24,060,000	$ (455,238)	$381	$ (455,619)
Inc.			Secured
			Overnight
			Financing
			Rate
BofA Securities,	CME	Pay	U.S.	2.78%	Annually	07/18/27	143,900,000	(2,631,725)	403	(2,632,128)
Inc.			Secured
			Overnight
			Financing
			Rate
								$(3,086,963)	$784	$(3,087,747)

TOTAL RETURN SWAP AGREEMENTS
								Value and
								Unrealized
	Reference		Financing	Payment	Maturity		Notional	Appreciation
Counterparty	Obligation	Type	Rate	Frequency	Date	Units	Amount	(Depreciation)
OTC Credit Index Swap Agreements††
Morgan Stanley	Markit iBoxx USD Pay		4.33% (SOFR)	At Maturity	09/20/25	N/A	$35,000,000	$ 311,302
Capital Services LLC	Liquid Leveraged
	Loans Total
	Return Index
OTC Equity Index Swap Agreements††
Bank of America, N.A.	SPDR S&P	Pay	4.94% (Federal Funds	At Maturity	06/16/26	100,000	58,939,000	(481,000)
	500 ETF Trust		Rate + 0.61%)
OTC Interest Rate Swap Agreements††
Goldman Sachs	Goldman Sachs	Pay	3.33% (Federal Funds	At Maturity	05/15/26	68,228	10,228,066	(354,103)
International	Swaption Forward		Rate - 1.00%)
	Volatility Index

76 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Forward Foreign Currency Exchange Contracts††
						Unrealized
				Contract	Settlement	Appreciation
Counterparty	Currency	Type	Quantity	Amount	Date	(Depreciation)
Morgan Stanley Capital Services LLC	EUR	Buy	85,000	95,420 USD	06/16/25	$ 1,186
Barclays Bank plc	EUR	Sell	3,600,000	4,066,076 USD	06/16/25	(25,482)
JPMorgan Chase Bank, N.A.	EUR	Sell	2,900,000	3,267,879 USD	06/16/25	(28,099)
Barclays Bank plc	CAD	Sell	3,400,000	2,440,793 USD	06/16/25	(38,745)
Morgan Stanley Capital Services LLC	EUR	Sell	6,187,000	6,959,404 USD	06/16/25	(72,394)
Barclays Bank plc	GBP	Sell	29,320,000	39,008,555 USD	06/16/25	(499,223)
Toronto-Dominion Bank	EUR	Sell	187,295,000	209,761,624 USD	06/16/25	(3,107,382)
						$(3,770,139)

OTC INTEREST RATE SWAPTIONS PURCHASED
	Floating	Floating					Swap
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
BNP Paribas	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	$32,082,500	$483,908
9-Month/5-Year		Term SOFR
Interest Rate Swap
BNP Paribas	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	32,082,500	483,908
9-Month/5-Year		Term SOFR
Interest Rate Swap
The Toronto-Dominion Bank	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	32,082,500	483,908
9-Month/5-Year		Term SOFR
Interest Rate Swap
Morgan Stanley	Pay	12 Month	Annual	3.50%	02/13/26	3.50%	32,082,500	483,908
Capital Services LLC		Term SOFR
9-Month/5-Year
Interest Rate Swap
Morgan Stanley	Pay	12 Month	Annual	3.50%	08/19/26	3.50%	51,919,175	319,439
Capital Services LLC		GBP SONIA
2-Year Interest Rate Swap
								$2,255,071
Put
Morgan Stanley	Receive	12 Month	Annual	5.50%	08/19/26	5.50%	$51,919,175	$39,984
Capital Services LLC		GBP SONIA
2-Year Interest Rate Swap

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 77

SCHEDULE OF INVESTMENTS continued	May 31, 2025

OTC INTEREST RATE SWAPTIONS WRITTEN
	Floating	Floating					Swap
Counterparty/	Rate	Rate	Payment	Fixed	Expiration	Exercise	Notional	Swaption
Description	Type	Index	Frequency	Rate	Date	Rate	Amount	Value
Call
Morgan Stanley	Receive	12 Month	Annual	3.00%	08/19/26	3.00%	$51,919,175	$ (168,474)
Capital Services LLC		GBP SONIA
2-Year Interest Rate Swap
Morgan Stanley	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(222,102)
Capital Services LLC		Term SOFR
9-Month/5-Year
Interest Rate Swap
The Toronto-Dominion Bank	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(222,102)
9-Month/5-Year		Term SOFR
Interest Rate Swap
BNP Paribas	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(222,102)
9-Month/5-Year		Term SOFR
Interest Rate Swap
BNP Paribas	Receive	12 Month	Annual	3.00%	02/13/26	3.00%	32,082,500	(222,102)
9-Month/5-Year		Term SOFR
Interest Rate Swap
								$(1,056,882)
Put
Morgan Stanley	Pay	12 Month	Annual	4.50%	08/19/26	4.50%	$51,919,175	$ (153,902)
Capital Services LLC		GBP SONIA
2-Year Interest Rate Swap

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
***	A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
◊	Variable rate security. Rate indicated is the rate effective at May 31, 2025. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[1]	All or a portion of these securities have been physically segregated in connection with borrowings, options, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2025, the total value of segregated securities was $599,504,649.
[2]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $851,604 (cost $4,052,378), or less than 0.1% of total net assets — See Note 12.
[3]	Special Purpose Acquisition Company (SPAC).

See notes to financial statements.

78 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

[4]	Affiliated issuer.
[5]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $937,822,792 (cost $961,292,329), or 46.7% of total net assets.
[6]	Rate indicated is the 7-day yield as of May 31, 2025.
[7]	Variable rate security. Rate indicated is the rate effective at May 31, 2025. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
[8]	Perpetual maturity.
[9]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[10]	Security is in default of interest and/or principal obligations.
[11]	Payment-in-kind security.
[12]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[13]	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at May 31, 2025. See table below for additional step information for each security.
[14]	Security is an interest-only strip.
[15]	Rate indicated is the effective yield at the time of purchase.
[16]	Zero coupon rate security.
[17]	Security is a principal-only strip.
[18]	Swaptions - See additional disclosure in the swaptions table above for more information on swaptions.

BofA — Bank of America

CAD — Canadian Dollar

CDX.NA.HY.43.V1 (15-25%) — Credit Default Swap North American High Yield Series 43 Index Version 1

CME — Chicago Mercantile Exchange

EUR — Euro

EURIBOR — European Interbank Offered Rate

GBP — British Pound

ICE — Intercontinental Exchange

plc — Public Limited Company

PPV — Public-Private Venture

REIT — Real Estate Investment Trust

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 79

SCHEDULE OF INVESTMENTS continued	May 31, 2025

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2025 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 9,732,297	$ 210,962	$ 1,433,716	$ 11,376,975
Preferred Stocks	36,985,254	57,638,147	11,414,217	106,037,618
Warrants	346	—	44	390
Rights	—	—	1	1
Exchange-Traded Funds	5,127,720	—	—	5,127,720
Closed-End Mutual Funds	19,979,698	—	—	19,979,698
Money Market Funds	30,829,209	—	—	30,829,209
Private Fund	—	—	1,926,365	1,926,365
Corporate Bonds	—	739,214,150	53,762,177	792,976,327
Senior Floating Rate Interests	—	657,416,095	107,663,479	765,079,574
Asset-Backed Securities	—	304,002,150	90,573,389	394,575,539
Collateralized Mortgage Obligations	—	186,094,048	2,424,192	188,518,240
U.S. Government Securities	—	119,103,652	—	119,103,652
Convertible Bonds	—	3,878,795	—	3,878,795
Foreign Government Debt	—	2,495,603	—	2,495,603
Senior Fixed Rate Interests	—	391,690	—	391,690
Municipal Bonds	—	387,796	—	387,796
Options Purchased	209,672	2,481,743	—	2,691,415
Interest Rate Swaptions Purchased	—	2,295,055	—	2,295,055
Equity Futures Contracts**	19,901,592	—	—	19,901,592
Interest Rate Futures Contracts**	191,359	—	—	191,359
Commodity Futures Contracts**	172,098	—	—	172,098
Credit Default Swap Agreements**	—	120,551	—	120,551
Forward Foreign Currency Exchange Contracts**	—	1,186	—	1,186
Credit Index Swap Agreements**	—	311,302	—	311,302
Total Assets	$ 123,129,245	$2,076,042,925	$269,197,580	$2,468,369,750

80 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs	Total
Options Written	$ 2,546,751	$ 1,037,481	$ —	$ 3,584,232
Interest Rate Swaptions Written	—	1,210,784	—	1,210,784
Credit Default Swap Agreements**	—	82,627	—	82,627
Interest Rate Swap Agreements**	—	3,441,850	—	3,441,850
Forward Foreign Currency Exchange Contracts**	—	3,771,325	—	3,771,325
Equity Index Swap Agreements**	—	481,000	—	481,000
Unfunded Loan Commitments (Note 11)	—	—	428,183	428,183
Total Liabilities	$ 2,546,751	$ 10,025,067	$ 428,183	$ 13,000,001

** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $328,621,024 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	May 31, 2025	Technique	Inputs	Range	Average*
Assets:
Asset-Backed Securities	$ 57,788,259	Yield Analysis	Yield	4.3%-13.0%	7.5%
Asset-Backed Securities	27,687,173	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Asset-Backed Securities	4,276,257	Third Party Pricing	Vendor Price	—	—
Asset-Backed Securities	821,700	Third Party Pricing	Trade Price	—	—
Collateralized Mortgage	2,424,192	Option adjusted spread off	Broker Quote	—	—
Obligations		prior month end broker quote
Common Stocks	1,040,481	Enterprise Value	Valuation Multiple	2.4x-8.7x	5.2x
Common Stocks	341,710	Model Price	Purchase Price	—	—
Common Stocks	51,525	Model Price	Liquidation Value	—	—
Corporate Bonds	29,212,100	Third Party Pricing	Broker Quote	—	—
Corporate Bonds	24,086,225	Option adjusted spread off	Broker Quote	—	—
		prior month end broker quote
Corporate Bonds	2	Model Price	Purchase Price	—	—
Corporate Bonds	463,850	Third Party Pricing	Trade Price	—	—
Preferred Stocks	10,343,700	Yield Analysis	Yield	6.8%	—
Preferred Stocks	1,070,517	Model Price	Purchase Price	—	—
Private Fund	1,926,365	Model Price	Purchase Price	—	—
Rights	1	Model Price	Liquidation Value	—	—
Senior Floating Rate Interests	54,156,579	Model Price	Purchase Price	—	—
Senior Floating Rate Interests	25,825,078	Yield Analysis	Yield	10.0%-15.4%	10.3%
Senior Floating Rate Interests	22,933,865	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	4,747,957	Model Price	Liquidation Value	—	—
Warrants	44	Model Price	Liquidation Value	—	—
Total Assets	$269,197,580
Liabilities:
Unfunded Loan Commitments	$ 428,183	Model Price	Purchase Price	—	—
* Inputs are weighted by the fair value of the instruments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 81

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the year ended May 31, 2025, the Fund had securities with a total value of $3,731,136 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $15,390,612 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2025:

				Assets							Liabilities
				Senior				Senior			Unfunded
		Collateralized		Floating				Fixed			Loan
	Asset-Backed	Mortgage	Corporate	Rate		Common	Preferred	Rate		Total	Commit-
	Securities	Obligations	Bonds	Interests	Warrants	Stocks	Stocks	Interests	Rights	Assets	ments
Beginning
Balance	$45,517,169	$1,716,438 $39,085,000		$118,735,150	$44	$1,211,166 $10,908,493		$334,549	$ –	$217,508,009	$ (300,392)
Purchases/
(Receipts)	49,516,265	813,696	22,397,233	48,900,179	–	–	–	77,186	–	121,704,559	(1,329,972)
(Sales, maturities
and paydowns)/
Fundings	(2,236,324)	(37,365)	(6,703,195)	(41,821,278)	–	(247,462)	–	–	–	(51,045,624)	617,222
Amortization of
premiums/
discounts	18,411	3,007	16,785	465,243	–	–	–	70	–	503,516	(4,577)
Corporate actions	–	–	–	(9,527,275)	–	758,899	–	–	–	(8,768,376)	–
Total realized gains
(losses) included
in earnings	–	–	(1,018,306)	(312,386)	–	125,606	–	–	–	(1,205,086)	227,722
Total change in
unrealized
appreciation
(depreciation)
included in
earnings	(2,242,132)	(71,584)	1,911,025	2,492,510	–	(414,493)	505,813	(21,082)	1	2,160,058	361,814
Transfers into
Level 3	–	–	–	3,731,136	–	–	–	–	–	3,731,136	–
Transfers out of
Level 3	–	–	–	(14,999,800)	–	–	(89) (390,723)		–	(15,390,612)	–
Ending Balance	$90,573,389	$2,424,192 $55,688,542		$107,663,479	$44 $1,433,716 $11,414,217			$ –	$1	$269,197,580	$ (428,183)
Net change in
unrealized
appreciation
(depreciation)
for investments
in Level 3
securities still
held at
May 31, 2025	$ (2,242,132)	$ (71,584) $ 901,422		$ 2,534,206	$ –	$ (350,182) $	519,008	$ –	$1	$ 1,290,739	$ 475,896

82 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2025

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, except GAIA Aviation, Ltd, which are scheduled to decrease.

Coupon	Rate at Next	Next Rate	Future	Future
Name	Reset Date	Reset Date	Reset Rate	Reset Date
Citigroup Mortgage Loan Trust, Inc. 2022-A, 6.17%
due 09/25/62	9.17%	09/25/25	10.17%	09/25/26
GAIA Aviation Ltd. 2019-1, 3.97% due 12/15/44	2.00%	10/15/26	—	—
GAIA Aviation Ltd. 2019-1, 5.19% due 12/15/44	2.00%	10/15/26	—	—
GCAT Trust 2022-NQM5, 5.71% due 08/25/67	6.71%	10/01/26	—	—
Mill City Securities Ltd. 2024-RS1, 4.00% due 11/01/69	7.00%	10/01/27	—	—
New Residential Mortgage Loan Trust 2022-NQM5,
6.50% due 11/25/52	7.50%	09/01/26	—	—
OBX Trust 2022-NQM8, 6.10% due 09/25/62	7.10%	10/01/26	—	—
PRPM LLC 2024-4, 6.41% due 08/25/29	9.41%	08/25/27	10.41%	08/25/28

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

The Fund may invest in certain investment companies managed by GI. Additional information about the affiliated fund, including the most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the year ended May 31, 2025, in which the company is an affiliated issuer, were as follows:

					Change in
					Unrealized
	Value			Realized	Appreciation	Value	Shares	Investment
Security Name	05/31/24	Additions	Reductions	Gain (Loss)	(Depreciation)	05/31/25	05/31/25	Income
Common Stocks
Accuride Corp*	$ —	$ —	$—	$—	$ 309	$ 309	3,087,395	$ —
Accuride Liquidating Trust*	—	—	—	—	—	—	190	—
BP Holdco LLC*	146,719	—	—	—	(47,775)	98,944	121,041	—
Closed-End Mutual Funds
Guggenheim Active
Allocation Fund	14,269,000	—	—	—	85,500	14,354,500	950,000	1,353,750
Senior Floating Rate Interests
Accuride Corp. 8.79%
(3 Month Term
SOFR + 4.50%,
Rate Floor: 4.50%)
due 3/7/2030	—	2,176,396	—	—	2,049,085	4,225,481	2,220,431	41,642
	$14,415,719	$2,176,396	$—	$—	$2,087,119	$18,679,234		$1,395,392

* Non-income producing security.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 83

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2025
ASSETS:
Investments in unaffiliated issuers, at value (cost $2,512,794,558)	$ 2,428,992,428
Investments in affiliated issuers, at value (cost $15,595,082)	18,679,234
Foreign currency, at value (cost $798,105)	798,148
Cash	26,046,466
Segregated cash due from broker	1,150,000
Unrealized appreciation on forward foreign currency exchange contracts	1,186
Due from adviser	4,151
Unamortized upfront premiums paid on credit default swap agreements	362,091
Unamortized upfront premiums paid on interest rate swap agreements	784
Unrealized appreciation on OTC swap agreements	344,411
Prepaid expenses	124,372
Receivables:
Investments sold	25,510,229
Interest	22,460,655
Fund shares sold	3,076,082
Dividends	239,017
Variation margin on interest rate swap agreements	189,690
Tax reclaims	21,543
Variation margin on credit default swap agreements	5,633
Total assets	2,528,006,120
LIABILITIES:
Reverse repurchase agreements (Note 7)	328,621,024
Borrowings (Note 8)	49,700,000
Unfunded loan commitments, at value (Note 11) (commitment fees received $1,036,046)	428,183
Options written, at value (premiums received $6,159,812)	4,795,016
Unamortized upfront premiums received on credit default swap agreements	1,297,805
Unrealized depreciation on forward foreign currency exchange contracts	3,771,325
Unrealized depreciation on OTC swap agreements	905,451
Interest due on borrowings	328,515
Segregated cash due to broker	2,608,507
Payable for:
Investments purchased	121,942,931
Swap settlement	469,697
Investment advisory fees	2,007,487
Offering costs	1,185,966
Variation margin on futures contracts	499,680
Professional fees	376,825
Protection fees on credit default swap agreements	62,152
Trustees’ fees and expenses*	507
Other liabilities	189,219
Total liabilities	519,190,290
NET ASSETS	$ 2,008,815,830
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 175,777,487 shares issued and outstanding	$ 1,757,775
Additional paid-in capital	2,129,139,431
Total distributable earnings (loss)	(122,081,376)
NET ASSETS	$ 2,008,815,830
Shares outstanding ($0.01 par value with unlimited amount authorized)	175,777,487
Net asset value	$ 11.43

See notes to financial statements.

84 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF OPERATIONS	May 31, 2025
For the Year Ended May 31, 2025
INVESTMENT INCOME:
Interest from securities of unaffiliated issuers (net of foreign withholdings tax $27,669)	$ 166,476,796
Interest from securities of affiliated issuers	41,642
Dividends from securities of unaffiliated issuers	4,175,382
Dividends from securities of affiliated issuers	1,353,750
Total investment income	172,047,570
EXPENSES:
Investment advisory fees	22,295,074
Interest expense	19,750,467
Professional fees	626,592
Administration fees	338,411
Printing fees	267,356
Fund accounting fees	267,123
Trustees’ fees and expenses*	222,360
Custodian fees	198,946
Registration and filing fees	164,170
Insurance	85,498
Transfer agent fees	22,265
Miscellaneous	18,832
Total expenses	44,257,094
Less:
Expenses waived by adviser	(182,857)
Net expenses	44,074,237
Net investment income	127,973,333
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(19,656,156)
Swap agreements	3,721,287
Futures contracts	(407,586)
Options purchased	(411,432)
Options written	(14,016,988)
Forward foreign currency exchange contracts	(6,389,100)
Foreign currency transactions	(1,389,478)
Net realized loss	(38,549,453)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	39,155,186
Investments in affiliated issuers	2,087,119
Swap agreements	1,677,956
Futures contracts	21,590,793
Options purchased	993,804
Options written	835,609
Forward foreign currency exchange contracts	(3,237,512)
Foreign currency translations	(313,777)
Net change in unrealized appreciation (depreciation)	62,789,178
Net realized and unrealized gain	24,239,725
Net increase in net assets resulting from operations	$ 152,213,058

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 85

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2025
	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 127,973,333	$ 106,958,039
Net realized gain (loss) on investments	(38,549,453)	22,806,381
Net change in unrealized appreciation (depreciation)
on investments	62,789,178	58,417,986
Net increase in net assets resulting from operations	152,213,058	188,182,406
DISTRIBUTIONS:
Distributions to shareholders	(109,237,042)	(124,527,642)
Return of capital	(233,507,296)	(159,703,627)
Total distributions	(342,744,338)	(284,231,269)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	454,403,248	292,166,076
Reinvestments of distributions	42,146,998	34,501,486
Common shares offering cost charged to paid-in-capital	(822,156)	(693,499)
Net increase in net assets resulting from shareholder transactions	495,728,090	325,974,063
Net increase in net assets	305,196,810	229,925,200
NET ASSETS:
Beginning of period	1,703,619,020	1,473,693,820
End of period	$ 2,008,815,830	$ 1,703,619,020

See notes to financial statements.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS	May 31, 2025
For the Year Ended May 31, 2025
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 152,213,058
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Used in Operating Activities:
Net change in unrealized (appreciation) depreciation on investments	(41,242,305)
Net change in unrealized (appreciation) depreciation on swap agreements	2,550,275
Net change in unrealized (appreciation) depreciation on options purchased	(993,804)
Net change in unrealized (appreciation) depreciation on options written	(835,609)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	3,237,512
Net realized loss on investments	19,656,156
Net realized loss on options purchased	411,432
Net realized loss on options written	14,016,988
Purchase of long-term investments	(788,561,023)
Proceeds from sale of long-term investments	539,925,499
Net purchase of short-term investments	(94,780,379)
Net accretion of bond discount and amortization of bond premium	(15,105,144)
Corporate actions and other payments	3,011,689
Premiums received on options written	67,686,720
Cost of closing options written	(76,909,318)
Commitment fees received and repayments of unfunded commitments	738,944
Decrease in due from adviser	13,358
Increase in unamortized upfront premiums paid on credit default swap agreements	(361,499)
Increase in unamortized upfront premiums paid on interest rate swap agreements	(784)
Increase in interest receivable	(1,167,903)
Decrease in dividends receivable	129,262
Increase in investments sold receivable	(21,603,440)
Increase in variation margin on credit default swap agreements receivable	(3,014)
Increase in variation margin on interest rate swap agreements receivable	(189,690)
Decrease in variation margin on futures contracts receivable	1,310,890
Increase in prepaid expenses	(53,716)
Increase in tax reclaims receivable	(9,037)
Increase in investments purchased payable	79,255,039
Increase in interest due on borrowings	40,295
Increase in professional fees payable	159,185
Increase in unamortized upfront premiums received on credit default swap agreements	920,032
Decrease in segregated cash due to broker	(22,690,712)
Increase in investment advisory fees payable	214,876
Decrease in variation margin on interest rate swap agreements payable	(3,112,056)
Increase in protection fees on credit default swap agreements payable	26,617
Increase in variation margin on futures contracts payable	499,680
Increase in trustees’ fees and expenses payable*	507
Increase in swap settlement payable	260,949
Increase in other liabilities	34,783
Net Cash Used in Operating Activities	$ (181,305,687)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 87

STATEMENT OF CASH FLOWS continued	May 31, 2025
For the Year Ended May 31, 2025
Cash Flows From Financing Activities:
Distributions to common shareholders	$ (300,597,340)
Proceeds from the issuance of common shares	453,120,108
Proceeds from borrowings	81,400,000
Payments made on borrowings	(34,000,000)
Proceeds from reverse repurchase agreements	2,160,820,871
Payments made on reverse repurchase agreements	(2,191,355,709)
Offering costs in connection with the issuance of common shares	(420,647)
Net Cash Provided by Financing Activities	168,967,283
Net decrease in cash	(12,338,404)
Cash at Beginning of Year (including foreign currency)**	40,333,018
Cash at End of Year (including foreign currency)***	$ 27,994,614
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$ 18,277,048
Supplemental Disclosure of Non Operating Financing Activity:
Dividend reinvestment	$ 42,146,998

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
**	Includes $34,792,184 of segregated cash from broker for swap agreements and $458,539 of foreign currency.
***	Includes $1,150,000 of segregated cash from broker for futures contracts and $798,148 of foreign currency.

See notes to financial statements.

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2025

The information in this table for the fiscal years ended 2025, 2024, 2023, 2022 and 2021 is derived from the Fund’s financial statements and has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The Fund’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, are included in this annual report to shareholders for the year ended May 31, 2025.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2025	2024	2023	2022	2021
Per Share Data:
Net asset value, beginning of period	$ 11.95	$ 12.34	$ 14.33	$ 17.05	$ 15.29
Income from investment operations:
Net investment income(a)	0.82	0.82	0.75	0.80	0.95
Net gain (loss) on investments (realized and unrealized)	0.85	0.98	(0.55)	(1.33)	3.00
Total from investment operations	1.67	1.80	0.20	(0.53)	3.95
Less distributions from:
Net investment income	(0.70)	(0.81)	(0.76)	(1.04)	(0.97)
Capital gains	—	(0.15)	(0.18)	(0.19)	—
Return of capital	(1.49)	(1.23)	(1.25)	(0.96)	(1.22)
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.19)	(2.19)
Net asset value, end of period	$ 11.43	$ 11.95	$ 12.34	$ 14.33	$ 17.05
Market value, end of period	$ 14.73	$ 14.68	$ 15.69	$ 17.92	$ 20.90
Total Return(b)
Net asset value	15.09%	15.72%	2.09%(f)	(3.99%)	27.20%
Market value	16.48%	9.77%	0.80%	(3.48%)	45.59%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 2,008,816	$ 1,703,619	$ 1,473,694	$ 1,492,615	$ 878,041
Ratio to average net assets of:
Net investment income, including interest expense	6.95%	6.79%	5.81%	4.75%	5.72%
Total expenses, including interest expense(c)(d)	2.40%	2.90%	2.88%	1.83%	1.83%
Portfolio turnover rate	25%	30%	26%	47%	64%
Senior Indebtedness
Total Borrowings outstanding (in thousands)(g)	$ 378,321	$ 361,456	$ 343,500	$ 128,000	$ 38,501
Asset Coverage per $1,000 of indebtedness(e)	$ 6,310	$ 5,713	$ 5,290	$ 12,661	$ 23,806

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 89

FINANCIAL HIGHLIGHTS continued	May 31, 2025

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2020	2019	2018	2017	2016
Per Share Data:
Net asset value, beginning of period	$ 17.91	$ 19.12	$ 19.78	$ 17.50	$ 19.61
Income from investment operations:
Net investment income(a)	0.89	0.97	1.23	1.61	1.40
Net gain (loss) on investments (realized and unrealized)	(1.32)	0.01	0.30	2.86	(1.33)
Total from investment operations	(0.43)	0.98	1.53	4.47	0.07
Less distributions from:
Net investment income	(0.86)	(1.12)	(2.01)	(2.18)	(1.82)
Capital gains	—	(0.16)	(0.18)	(0.01)	(0.36)
Return of capital	(1.33)	(0.91)	—	—	—
Total distributions to shareholders	(2.19)	(2.19)	(2.19)	(2.19)	(2.18)
Net asset value, end of period	15.29	17.91	19.12	19.78	17.50
Market value, end of period	$ 16.20	$ 19.96	$ 21.29	$ 20.94	$ 17.61
Total Return(b)
Net asset value	(2.79%)	5.43%	8.02%	26.76%	0.80%
Market value	(7.96%)	4.94%	13.31%	33.33%	-6.07%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 648,892	$ 641,825	$ 530,250	$ 410,465	$ 310,246
Ratio to average net assets of:
Net investment income, including interest expense	5.29%	5.26%	6.27%	8.55%	7.79%
Total expenses, including interest expense(c) (d)	1.21%	1.17%	1.52%	2.35%	2.38%
Portfolio turnover rate	41%	38%	48%	41%	116%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$ 19,300	N/A	N/A	$ 16,705	$ 9,355
Asset coverage per $1,000 of indebtedness(e)	$ 34,621	N/A	N/A	$ 25,571	$ 34,164

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FINANCIAL HIGHLIGHTS continued	May 31, 2025

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, for the years ended May 31, the expense ratios would increase by:
2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
0.05%	0.07%	0.07%	0.06%	0.06%	0.09%	0.08%	0.00%*	0.00%*	0.00%*

(d)	Excluding interest expense, the operating expense ratios for the years ended May 31, would be:
2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
1.32%	1.39%	1.44%	1.51%	1.55%	1.17%	1.15%	1.33%	1.62%	1.74%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, for the years ended May 31, 2025, May 31, 2024 and May 31, 2023, Asset Coverage is calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the sum of the borrowings and reverse repurchase agreements.
(f)	The net increase from the payment by the Adviser totaling $216,351 relating to an operational issue contributed 0.01% to total return at net asset value for the year ended May 31, 2023.
(g)	Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

* Less than 0.01%.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 91

NOTES TO FINANCIAL STATEMENTS	May 31, 2025

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and together with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

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If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

In general, portfolio securities and assets of the Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or deemed unreliable by the Adviser, the Fund will fair value those securities and assets in good faith in accordance with the Valuation Procedures. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances, and the exercise of judgment. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a portfolio security or asset at the price the Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of the New York Stock Exchange (“NYSE”), on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. E.T. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized to use prices and other information supplied by an independent third-party pricing vendor in valuing foreign securities.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent third-party pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service.

U.S. Government securities are valued by independent third-party pricing services, using the last traded fill price, or at the reported bid price at the close of business on the valuation date.

CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by an independent third-party pricing service that uses broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser. As the Fund invests in loans and asset-backed securities as part of its investment strategies, it may have a significant amount of these instruments that are fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using a price provided by a pricing service.

Futures contracts are valued on the basis of the last sale price as of 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Interest rate swap agreements entered into by the Fund are valued on the basis of the last sale price on the primary exchange on which the swap is traded. Other swap agreements entered into by the Fund are generally valued using an evaluated price provided by an independent third-party pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by independent third-party pricing services as of a time that is prior to the time when the Fund determines its NAV. There can be no assurance in each case that significant events will be identified.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services pursuant to the processes set forth in the Valuation Designee Procedures. Valuations provided by the independent third-party pricing services are generally based on methods designed to approximate the amount that the Fund could reasonably expect to receive upon the sale of the portfolio security or asset. When providing valuations to the Fund, independent third-party pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Independent third-party pricing services face the same challenges as the Fund in valuing securities and assets and may rely on limited available information. If the independent third-party pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued by the Adviser. The Fund may also use third-party service providers to model certain securities to determine fair market value. While the Fund’s use of fair valuation is intended to result in calculation of NAV that fairly reflects values of the Fund’s portfolio securities as of the time of pricing, the Fund cannot guarantee that any fair valuation will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

estimated amounts. Discounts or premiums on debt securities purchased are accreted or amortized to interest income using the effective interest method. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities, and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement.

The Fund may receive other income from investments in senior loan interests, including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Fund and included in interest income on the Fund’s Statement of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Fund’s Statement of Operations at the end of the commitment period.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, (iii) the bank’s certificate of deposit rate, or (iv) the Secured Overnight Financing Rate (“SOFR”). Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” under the federal

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded for financial reporting purposes as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Distributions to Shareholders

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

subsequent return of capital distributions would constitute taxable capital gain to such shareholder. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(g) Restricted Cash

A portion of cash on hand relates to cash received by the Fund for reverse repurchase agreements and collateral received by the Fund for forward foreign currency exchange contracts and options. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due to broker. At May 31, 2025, there was $2,608,507 of Segregated cash due to broker. A portion of the Fund’s cash has been pledged as collateral for futures contracts. This amount is presented on the Fund’s Statement of Assets and Liabilities as Segregated cash due from broker. At May 31, 2025, there was $1,150,000 of Segregated cash due from broker.

(h) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Fund’s Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(i) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference asset or obligation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by the Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

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(j) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

The Fund may purchase and write swaptions primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the options. The swaptions are forward premium swaptions which have extended settlement dates.

(k) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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(m) Special Purpose Acquisition Companies

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used for investment purposes (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, for diversification purposes, to change the duration of the Fund, for leverage purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate

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risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Speculation: the use of an instrument to express macro-economic and other investment views.

To the extent the Fund’s investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation	$125,884,958	$166,949,801

The risk in writing a call option is that the Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options

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and the underlying securities where the Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, the Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a monthly basis:

	Average Notional Amount
Use	Call	Put
Duration, Hedge, Speculation, Income	$312,019,999	$62,864,550

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

	Average Notional Amount
Use	Long	Short
Index exposure, Hedge, Duration, Speculation	$264,139,046	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. If the Fund utilizes centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that the

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Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Income	$68,196,632	$—

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a monthly basis:

	Average Notional Amount
	Pay	Receive
Use	Floating Rate	Floating Rate
Duration, Hedge	$143,900,000	$10,025,000

Credit default swaps are instruments which allow for the full or partial transfer of third-party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the

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referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund if the Fund is selling the credit protection. If the Fund utilizes centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third-party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a monthly basis:

	Average Notional Amount
	Protection	Protection
Use	Sold	Purchased
Index Exposure, Income, Hedge, Speculation	$2,395,735	$44,243,174

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to seek to hedge or manage exposure to foreign currency risks with portfolio investments or to seek to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average Value
Use	Purchased	Sold
Hedge	$1,851,058	$198,488,473

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2025:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Foreign exchange/Interest rate option contracts	Investment in unaffiliated	Options written, at value
issuers, at value
Currency forward contracts	Unrealized appreciation	Unrealized depreciation
	on forward foreign	on forward foreign
	currency exchange	currency exchange
	contracts	contracts
Credit/Equity/Interest rate swap agreements	Unamortized upfront	Unamortized upfront
	premiums paid on credit	premiums received on credit
	default swap agreements	default swap agreements
	Unrealized appreciation	Unrealized depreciation
	on OTC swap agreements	on OTC swap agreements
	Unamortized upfront	–
premiums paid on interest
rate swap agreements
	Variation margin on credit	–
default swap agreements
	Variation margin on interest	–
rate swap agreements
Equity/Interest rate/Commodity futures contracts	–	Variation margin on
futures contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2025:

Asset Derivative Investments Value
							Options			Options
							Written	Options		Purchased	Options	Forward
		Futures	Swaps			Options	Foreign	Written	Options	Foreign	Purchased	Foreign	Total
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Currency	Interest	Purchased	Currency	Interest	Currency	Value at
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Exchange	Rate	Equity	Exchange	Rate	Exchange	May 31,
Risk*	Risk	Risk*	Risk*	Risk*	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	2025
$19,901,592	$—	$191,359	$—	$172,098	$431,853	$—	$—	$—	$1,538,572	$943,171 $209,672		$1,186	$23,389,503

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Liability Derivative Investments Value
							Options			Options
							Written	Options		Purchased	Options	Forward
		Futures	Swaps			Options	Foreign	Written	Options	Foreign	Purchased	Foreign	Total
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Currency	Interest	Purchased	Currency	Interest	Currency	Value at
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Exchange	Rate	Equity	Exchange	Rate	Exchange	May 31,
Risk*	Risk	Risk*	Risk*	Risk*	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	2025
$—	$481,000	$— $3,441,850		$—	$82,627	$3,446,938	$104,013	$33,281	$—	$—	$—	$3,771,325	$11,361,034

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Fund’s Schedule of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2025:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Credit/Equity/Interest rate swap agreements	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation
(depreciation) on swap agreements
Equity/Foreign exchange/ Interest rate option contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written
Equity/Interest rate/Commodity futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Currency forward contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the year ended May 31, 2025:

Realized Gain(Loss) on Derivative Investments Recognized on the Statement of Operations
										Options	Options	Forward
		Futures	Swaps			Options	Options	Options	Options	Purchased	Written	Foreign
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased	Written	Purchased	Foreign	Foreign	Currency
Equity	Equity	Rate	Rate	Commodity	Credit	Equity	Equity	Interest	Interest	Exchange	Exchange	Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$(2,198,018)	$6,211,883	$379,462	$(2,720,848)	$1,410,970	$230,252	$(12,410,530)	$(2,733,951)	$(1,606,458)	$2,322,519	$ –	$ –	$(6,389,100)	$(17,503,819)

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Change in Unrealized Appreciation(Depreciation) on Derivative Investments Recognized on the Statement of Operations
										Options	Options	Forward
		Futures	Swaps			Options	Options	Options	Options	Purchased	Written	Foreign
Futures	Swaps	Interest	Interest	Futures	Swaps	Written	Purchased	Written	Purchased	Foreign	Foreign	Currency
Equity	Equity	Rate	Rate Commodity		Credit	Equity	Equity	Interest	Interest	Exchange Exchange		Exchange
Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Risk	Total
$21,041,411	$(2,263,966)	$191,359	$3,584,874	$358,023	$357,048	$804,170	$862,724	$23,489	$897,685	$(766,605)	$ 7,950	$(3,237,512)	$21,860,650

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve heightened risks and risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it

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may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

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For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
Amounts of		Statement of	Statement of		Cash
Recognized		Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Options purchased
contracts	$ 4,776,798	$ —	$ 4,776,798	$ (2,757,477)	$ (490,000)	$ 1,529,321
Credit index
swap agreements	311,302	—	311,302	(311,302)	—	—
Credit default swap
agreements	33,109	—	33,109	(33,109)	—	—
Forward foreign
currency exchange
contracts	1,186	—	1,186	(1,186)	—	—

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Credit default swap
agreements	$ 70,348	$ —	$ 70,348	$ (70,348)	$ —	$ —
Interest rate swap
agreements	354,103	—	354,103	(354,103)	—	—
Swap equity
agreements	481,000	—	481,000	(68,059)	—	412,941
Options written	2,248,265	—	2,248,265	(2,248,265)	—	—
Forward foreign
currency
exchange
contracts	3,771,325	—	3,771,325	(362,299)	—	3,409,026
Reverse
repurchase
agreements	328,621,024	—	328,621,024	(328,621,024)	—	—

1 Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments and reverse repurchase agreements as of May 31, 2025.

Counterparty	Asset Type	Cash Pledged	Cash Received
BNP Paribas	Options	$ —	$ 490,000
BofA Securities, Inc.	Credit default swap agreements	—	444,283
BofA Securities, Inc.	Interest rate swap agreements	—	189,524
BofA Securities, Inc.	Futures contracts	1,150,000	—
Canadian Imperial Bank of
Commerce	Reverse repurchase agreements	—	228,700
Goldman Sachs & Co. LLC	Reverse repurchase agreements	—	800,000
Natixis Securities Americas LLC	Reverse repurchase agreements	—	456,000
		$ 1,150,000	$ 2,608,507

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes office facilities and equipment, and provides administrative services on behalf of the Fund, and oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). The Adviser provides all services through the medium of any directors, officers or employees of the Adviser or its affiliates as the Adviser deems appropriate in order to fulfill its obligations. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets (as defined in this report).

Pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the oversight and supervision of the Board and the Adviser, manages the investment of the assets of the Fund in accordance with its investment objective and policies, places orders to purchase and sell securities on behalf of the Fund, and, at the request of the Adviser, consults with the Adviser as to the overall management of the assets of the Fund and its investment policies and practices. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, at an annual rate equal to 0.50% of the Fund’s average daily Managed Assets, less 0.50% of the Fund’s average daily assets attributable to any investments by the Fund in Affiliated Investment Funds.

For purposes of calculating the fees payable under the foregoing agreements, “Managed Assets” means the total assets of the Fund (other than assets attributable to any investments by the Fund in Affiliated Investment Funds), including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage. “Affiliated Investment Funds” means investment companies, including registered investment companies, private investment funds and/or other pooled investment vehicles, advised or managed by the Fund’s investment Sub-Adviser or any of its affiliates.

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If the Fund invests in a fund that is advised by the Adviser or an adviser affiliated with the Adviser, the Adviser has agreed to waive Fund fees to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such fund. Fee waivers will be calculated at the Fund level without regard to any expense cap, if any, in effect for the Fund. Fees waived under this arrangement are not subject to reimbursement. For the year ended May 31, 2025, the Adviser waived fees in the amount of $182,857 related to investments by the Fund in such funds.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

GFIA pays operating expenses on behalf of the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily Managed Assets and certain out of pocket expenses.

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

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Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets. Quotes from broker-dealers and vendor prices based on broker quotes can vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers and vendor prices based on broker quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from an independent third-party pricing service based on a single daily or monthly broker quote.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio

112 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements to seek to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds are invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2025, the average daily balance for which reverse repurchase agreements were outstanding amounted to $374,064,630. The weighted average interest rate was 4.90%. As of May 31, 2025, there was $328,621,024 (inclusive of interest payable) in reverse repurchase agreements outstanding.

As of May 31, 2025, the Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rate(s)	Maturity Date	Face Value
Barclays Capital, Inc.	3.75%*	Open Maturity	$ 3,625,930
BofA Securities, Inc.	4.00% - 5.00%*	06/2/25	23,610,336
BofA Securities, Inc.	4.00%*	Open Maturity	1,509,741
Canadian Imperial Bank of Commerce	4.54%*	Open Maturity	1,641,501
Citigroup Global Markets, Inc.	4.49% - 4.51%
	(U.S. Secured
	Overnight Financing
	Rate + 0.18%)**	07/11/25	43,329,582
Goldman Sachs & Co. LLC	0.00% - 4.45%*	Open Maturity	52,371,494
Natixis Securities Americas LLC	4.63% (U.S. Secured
	Overnight Financing
	Rate + 0.30%)**	06/10/25	67,344,157
Natixis Securities Americas LLC	4.55% - 4.69%*	Open Maturity	48,705,046
RBC Capital Markets LLC	4.55% - 4.65%*	Open Maturity	7,755,688
Societe Generale	4.66%*	Open Maturity	10,603,686
Societe Generale	4.87% (U.S. Secured
	Overnight Financing
	Rate + 0.54%)**	06/10/25	10,287,206
TD Securities (USA) LLC	4.45% - 4.68%*	Open Maturity	30,699,760
TD Securities (USA) LLC	4.50% (U.S. Secured
	Overnight Financing
	Rate + 0.15%)**	06/10/25	12,539,046
TD Securities (USA) LLC	4.52% (U.S. Secured
	Overnight Financing
	Rate + 0.17%)**	06/10/25	11,575,553
TD Securities (USA) LLC	4.48% (U.S. Secured
	Overnight Financing
	Rate + 0.13%)**	06/10/25	3,022,298
			$ 328,621,024

*	The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set of reference rate and spread. Rate indicated is the rate effective at May 31, 2025.
**	Variable rate security. Rate indicated is the rate effective at May 31, 2025.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 113

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2025, aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
Asset Type	Continuous	Up to 30 days	31-90 days	90 days	Total
Corporate Bonds	$166,950,518	$ 78,569,397	$ –	$–	$245,519,915
Preferred Stocks	7,559,134	–	–	–	7,559,134
Federal Agency Notes	2,225,471	15,561,344	–	–	17,786,815
Mortgage-Backed Securities	2,850,025	11,575,553	43,329,582	–	57,755,160
Total reverse repurchase
agreements	$179,585,148	$105,706,294	$43,329,582	$–	$328,621,024
Gross amount of recognized
liabilities for reverse
repurchase agreements	$179,585,148	$105,706,294	$43,329,582	$–	$328,621,024

Note 8 – Borrowings

The Fund had entered into a $400,000,000 credit facility agreement, with the right to request an increase to $800,000,000, with BNP Paribas whereby BNP Paribas has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to BNP Paribas. On June 7, 2024, the terms of the Fund’s credit facility agreement were amended to reduce the maximum amount available to borrow from $400,000,000 to $150,000,000. The maximum amount available to borrow under the Fund’s credit facility may change from time to time pursuant to the terms of the credit facility agreement. Under the most recent amended terms, the interest rate on the amount borrowed is based on the Secured Overnight Financing Rate (“SOFR”) plus 0.35% to 0.85% depending on the eligible security types pledged as related collateral, and an unused commitment fee of 0.30% is charged on the difference between the amount available to borrow under the credit facility agreement and the actual amount borrowed. As of May 31, 2025, there was $49,700,000 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2025 was $14,419,452 with a related average interest rate of 5.16%. The maximum amount outstanding during the period was $82,900,000. As of May 31, 2025, the total value of securities segregated and pledged as collateral in connection with borrowings was $231,433,793.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed,

114 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

The tax character of distributions paid during the year ended May 31, 2025 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$109,237,042	$—	$233,507,296	$342,744,338

The tax character of distributions paid during the year ended May 31, 2024 was as follows:

Ordinary	Long-Term	Return	Total
Income	Capital Gain	of Capital	Distributions
$104,758,916	$19,768,726	$159,703,627	$284,231,269

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 115

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The tax components of distributable earnings/(loss) as of May 31, 2025 were as follows:

Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$ —	$ —	$(97,501,302)	$(24,580,074)	$(122,081,376)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. The Fund is permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of May 31, 2025, capital loss carryforwards for the Fund were as follows:

		Total
Unlimited		Capital Loss
Short-Term	Long-Term	Carryforward
$ —	$(24,524,734)	$(24,524,734)

For the year ended May 31, 2025, no capital loss carryforward amounts were utilized.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships and swap agreements, foreign currency gains and losses, investments in collateralized debt obligations, losses deferred due to wash sales, paydown losses, and the “mark-to-market” of certain derivatives. Additional differences may result from losses deferred due to straddles and the reclass of distributions. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2025 for permanent book/tax differences:

Paid In	Total Distributable
Capital	Earnings/(Loss)
$(399,746)	$399,746

At May 31, 2025, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and

116 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Net Tax
	Tax	Tax	Unrealized
Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$2,537,007,554	$51,568,903	$(149,273,435)	$(97,704,532)

Note 10 – Securities Transactions

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$777,138,764	$539,925,499

For the year ended May 31, 2025, the cost of purchases and proceeds from sales of government securities were as follows:

Purchases	Sales
$11,422,259	$—

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price. For the year ended May 31, 2025, the Fund did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

Note 11 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2025. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2025, the total amount segregated in connection with unfunded loan commitments and reverse repurchase agreements was $368,070,856.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 117

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

The unfunded loan commitments as of May 31, 2025 were as follows:

Borrower	Maturity Date	Face Amount*	Value
Aegion Corp.	05/17/2028	155,844	$ 679
Akso Health Group	07/20/2026	1,000,000	—
Alteryx, Inc.	02/08/2031	461,111	—
AmSpec Parent LLC	12/11/2031	80,000	—
Arcis Golf LLC	11/24/2028	292,500	—
Capstone Acquisition Holdings, Inc.	11/12/2029	531,324	2,622
Care BidCo	05/04/2028	EUR 1,000,000	44,272
Checkers Holdings, Inc.	06/16/2027	139,346	—
Citrin Cooperman Advisors LLC	03/05/2032	248,485	1,553
Cliffwater LLC	03/19/2032	640,000	—
Coller Capital Ltd.	09/25/2036	3,547,063	—
Convergint	03/31/2028	275,298	275
Datix Bidco Ltd.	10/25/2030	997,500	—
Datix Bidco Ltd.	04/25/2031	1,180,000	8,076
Finastra USA, Inc.	09/13/2029	330,000	—
GrafTech Finance, Inc.	11/04/2029	986,089	6,774
Hanger, Inc.	10/23/2031	455,703	1,595
Higginbotham Insurance Agency, Inc.	11/24/2028	293,053	1,940
Integrated Power Services Holdings, Inc.	11/22/2028	594,359	1,478
Kerridge Commercial Systems Bidco Ltd.	09/07/2030	2,500,000	48,057
MB2 Dental Solutions LLC	02/13/2031	1,503,565	18,539
Oil Changer Holding Corp.	02/08/2027	282,105	—
Polaris Newco LLC	06/04/2026	3,968,000	117,235
Powergrid Services LLC	03/31/2032	755,294	—
Powergrid Services LLC	03/31/2030	1,690,000	118,300
PT Intermediate Holdings III LLC	04/09/2030	65,352	132
Secretariat Advisors LLC	02/21/2032	188,172	706
Shaw Development LLC	10/30/2029	531,915	33,854
SHO Holding I Corp.	06/30/2029	295,159	19,304
TK Elevator Midco GmbH	01/29/2027	EUR 1,750,000	—
VDK Groep B.V.	01/29/2032	738,189	2,792
			$ 428,183
* The face amount is denominated in U.S. dollars unless otherwise indicated.

EUR – Euro

118 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Note 12 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Atlas Mara Ltd. 8.00% due 12/31/21	10/01/15	$ 504,832	$ —
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46	08/09/19	256,877	234,929
Endo Luxembourg Finance Co I SARL /
Endo US, Inc.*	04/23/24	19,970	335
Endo Luxembourg Finance Co I SARL /
Endo US, Inc.*	04/23/24	11,343	190
Exide Technologies
11.00% due 10/31/24	10/27/20	—	1
Exide Technologies
11.00% due 10/31/24	07/02/19	266,406	1
Mirabela Nickel Ltd.
9.50% due 06/24/19[1]	12/31/13	2,341,590	13,340
Nassau LLC
2019-1, 3.98% due 08/15/34	08/16/19	651,360	602,808
		$ 4,052,378	$ 851,604

* Non-income producing security.

1 Security is in default of interest and/or principal obligations.

Note 13 – Capital

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 175,777,487 shares issued and outstanding as of May 31, 2025.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	May 31, 2025	May 31, 2024
Beginning shares	142,615,463	119,342,322
Shares issued through at-the-market offering	30,263,740	20,732,200
Shares issued through dividend reinvestment	2,898,284	2,540,941
Ending shares	175,777,487	142,615,463

On September 20, 2021, the Fund filed a shelf registration allowing for the delayed or continuous offering of up to $700,000,000 of common shares. The Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) on September 16, 2021, as amended, to offer and sell common shares having an aggregated initial offering price of up to $374,537,331, from time to time, through Cantor Fitzgerald as agent for the Fund. On March 24, 2023, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald to offer and sell common shares having an aggregated initial offering price of up to $330,024,727, from time to time, through Cantor Fitzgerald as agent for the Fund.

On May 3, 2024, the Fund’s current shelf registration allowing for the delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $850,000,000 of common shares. The Fund entered into an at-the-market sales agreement

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 119

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

with Cantor Fitzgerald on May 3, 2024, as amended, to offer and sell common shares having an aggregated initial offering price of up to $850,000,000, from time to time, through Cantor Fitzgerald as agent for the Fund.

As of May 31, 2025, up to $367,257,778 of common shares remained available under the at-the-market sales agreement. For the year ended May 31, 2025, the Fund paid $420,647 for offering costs associated with the at-the market offering, and will be responsible for additional offering costs in the future of up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement.

The foregoing offering supports the Fund’s asset level and if the Fund does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time. There is no guarantee that the Fund will sell all of the common shares available for sale under its shelf registration statement or that there will be any sales of common shares thereunder and, from time to time, the Fund may be unable to sell its common shares under its shelf registration statement.

Note 14 – Segment Reporting

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of their operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Trust, subject to the oversight and supervision of the Board, serve as the CODM for the Fund.
The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Trust’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

120 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2025

Note 15 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting (or perceived to affect) individual companies, or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates (which may change at any time based on changes in monetary policies and various market and other economic conditions), changes in inflation rates or expectations about inflation rates, deflation, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, increased instability or general uncertainty, extreme weather, environmental or man-made disasters, or geological events, governmental actions, actual or threatened imposition of tariffs (which may be imposed by U.S. and foreign governments) and trade disruptions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and its collateral economic and other effects, including, but not limited to, sanctions and other international trade barriers) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Fund in a different country, geographic region, economy, industry or market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value and liquidity of the Fund’s investments and performance of the Fund.

Note 16 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 121

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2025

To the Shareholders and Board of Trustees of Guggenheim Strategic Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the “Fund”), including the schedule of investments, as of May 31, 2025, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2025, by correspondence with the custodian, brokers, and paying agents; when replies were not received from brokers or paying agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia

July 25, 2025

122 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2025

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2026, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2025.

The Fund’s investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31, 2025, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k) (2), respectively. See the qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
3.84%	3.84%	89.53%	0.00%

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 123

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Senior Securities

The following table sets forth information about the Fund’s outstanding senior securities as of the end of each fiscal year for the last ten fiscal years. The outstanding senior securities include borrowings from certain financial institutions (“Borrowings”) and, effective August 19, 2022, reverse repurchase agreement transactions. The information in this table for the fiscal years ended 2025, 2024, 2023, 2022 and 2021 has been audited by Ernst & Young LLP, independent registered public accounting firm. The Fund’s audited financial statements, including the report of Ernst & Young LLP thereon and accompanying notes thereto, are included in this annual report to shareholders for the year ended May 31, 2025.

		Total Principal	Asset Coverage
Fiscal Year Ended	Title of Security	Amount Outstanding(1)	Per $1,000 of Principal Amount
May 31, 2025	Borrowings, Reverse Repurchase Agreements	$ 378,321,024	$ 6,310
May 31, 2024	Borrowings, Reverse Repurchase Agreements	$ 361,455,862	$ 5,713
May 31, 2023	Borrowings; Reverse Repurchase Agreements	$ 343,499,795	$ 5,290
May 31, 2022	Borrowings	$ 128,000,000	$ 12,661
May 31, 2021	Borrowings	$ 38,500,690	$ 23,806
May 31, 2020	Borrowings	$ 19,300,000	$ 34,621
May 31, 2019	Borrowings	$ —	N/A
May 31, 2018	Borrowings	$ —	N/A
May 31, 2017	Borrowings	$ 16,704,955	$ 25,571
May 31, 2016	Borrowings	$ 9,354,955	$ 34,164

(1)	Principal amount outstanding represents the principal amount as of the end of the relevant fiscal year/period owed by the Fund to lenders or counterparties under arrangements or reverse repurchase agreements in place at the time.

Prior to August 19, 2022, as a result of the Fund having earmarked or segregated cash or liquid securities to collateralize reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the SEC, the Fund did not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act. Accordingly, this table does not reflect reverse repurchase agreement transactions for periods prior to August 19, 2022. Effective August 19, 2022, the Fund’s obligations under reverse repurchase agreement transactions are treated as senior securities representing indebtedness for purposes of the 1940 Act.

124 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	May 31, 2025

Summary of Fund Expenses

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of May 31, 2025. The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The following table should not be considered a represen -tation of the Fund’s future expenses. Actual expenses may be greater or less than shown. The following table shows estimated Fund expenses as a percentage of average net assets attributable to Common Shares and not as a percentage of Managed Assets.

May 31, 2025
Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)(1)	—%
Offering expenses borne by the Fund (as a percentage of offering price)(1)(2)	0.60%
Dividend Reinvestment Plan fees(3)	None

As a Percentage of
Net Assets Attributable
to Common Shares(4)
Annual Expenses
Management fees(5)	1.19%
Acquired Fund Fees and Expenses(6)	0.05%
Interest expense(7)	0.94%
Other expenses(8)	0.12%
Total annual expenses(9)	2.30%

(1)	In connection with an offering of Common Shares, a supplement to the Fund’s prospectus (“Prospectus Supplement”) will set forth any applicable sales load and the estimated offering expenses borne by the Fund.
(2)	The Adviser has incurred on behalf of the Fund all costs associated with the Fund’s registration statement and any offerings pursuant to such registration statement. The Fund has agreed, in connection with offerings under the Fund’s registration statement, to reimburse the Adviser for offering expenses incurred by the Adviser on the Fund’s behalf in an amount up to the lesser of the Fund’s actual offering costs or 0.60% of the total offering price of the Common Shares sold in such offering. Amounts in excess of 0.60% of the total offering price of shares sold in connection with offerings under the Fund’s registration statement will not be subject to recoupment from the Fund. This agreement will be in effect for the life of the Fund’s registration statement with respect to all Common Shares sold pursuant to such registration statement and may only be terminated by the Board of Trustees of the Fund.

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.
(4)	Based upon average net assets applicable to Common Shares during the fiscal year ended May 31, 2025.
(5)	The Fund pays the Adviser a monthly fee in arrears at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets. The fee shown is based upon outstanding leverage employed through, among other things: (i) the issuance of preferred shares (“Preferred Shares”), (ii) borrowing or the issuance of commercial paper or other forms of debt (“Borrowings”), (iii) reverse repurchase agreements, dollar rolls or similar transactions or (iv) a combination of the foregoing (‘leveraged transactions’ and collectively, ‘Financial Leverage’) of 15.85% of the Fund’s Managed Assets. If Financial Leverage of more than 15.85% of the Fund’s Managed Assets is used, the management fees shown would be higher.
(6)	Acquired Fund Fees and Expenses are estimated based on the fees and expenses borne by the Fund as an investor in other investment companies during the fiscal year ended May 31, 2025.
(7)	Includes interest payments on borrowed funds and interest expense on reverse repurchase agreements. Interest payments on borrowed funds is estimated based upon the Fund’s outstanding Borrowings as of May 31, 2025, which included Borrowings under the Fund’s committed facility agreement in an amount equal to 2.08% of the Fund’s Managed Assets, at an average interest rate of 5.08%. Interest expenses on reverse repurchase agreements is estimated based on the Fund’s outstanding reverse repurchase agreements as of May 31, 2025, which included leverage in the form of reverse repurchase agreements in an amount equal to 13.77% of the Fund’s Managed Assets, at a weighted average interest rate cost to the Fund of 4.52%. The actual amount of interest payments and expenses by the Fund will vary over time in accordance with the amount of Borrowings and reverse repurchase agreements and variations in market interest rates.
(8)	Other expenses are estimated based upon those incurred during the fiscal year ended May 31, 2025.
(9)	The Total Annual Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 2.30% of net assets attributable to Common Shares and (2) a 5% annual return*:

	1 Year	3 Years	5 Years	10 Years
Total Annual Expenses paid by Common Shareholders(1)	$23	$71	$122	$262

*	The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed and shown. Moreover, the Fund’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
(1)	The example does not include sales loads or estimated offering costs which, if reflected, would result in higher expenses. In connection with an offering of Common Shares, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

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Market and Net Asset Value Information

The Fund’s currently outstanding Common Shares are listed on the NYSE. The Fund’s Common Shares commenced trading on the NYSE on July 27, 2007.

The Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although the Common Shares recently have traded at a premium to net asset value, there can be no assurance that this will continue nor that the Common Shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the net asset value per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. Net asset value is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month.

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			Net Asset Value
			per Common Share		Premium/(Discount)
			on Date of Market		on Date of Market
	Market Price		Price High and Low(1)		Price High and Low(2)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
May 31, 2025	$15.91	$13.74	$11.67	$11.06	36.33%	24.23%
February 28, 2025	$15.99	$15.00	$12.01	$11.74	33.14%	27.77%
November 30, 2024	$16.03	$15.26	$11.99	$12.01	33.69%	27.06%
August 31, 2024	$15.75	$14.65	$12.06	$11.93	30.60%	22.80%
May 31, 2024	$14.90	$13.80	$12.26	$11.82	21.53%	16.75%
February 29, 2024	$14.29	$12.67	$12.12	$12.34	17.90%	2.67%
November 30, 2023	$15.96	$11.16	$12.30	$11.71	29.76%	-4.70%
August 31, 2023	$16.28	$15.51	$12.48	$12.30	30.45%	26.10%
May 31, 2023	$17.15	$15.20	$12.83	$12.26	33.67%	23.98%

(1) Based on the Fund’s computations.

(2) Calculated based on the information presented. Percentages are rounded.

The reported market price, net asset value per Common Share and percentage premium to net asset value per Common Share as of May 31, 2025 was $14.73, $11.43 and 28.87%, respectively. The Fund cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. As of May 31, 2025, 175,777,487 Common Shares of the Fund were outstanding.

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Delaware Statutory Trust Act-Control Share Acquisition

Under Delaware law applicable to the Fund as of August 1, 2022, if a shareholder acquires direct or indirect ownership or power to direct the voting of shares of the Fund in an amount that equals or exceeds certain percentage thresholds specified under Delaware law (beginning at 10% or more of shares of the Fund), the shareholder’s ability to vote certain of these shares may be limited.

Unresolved Staff Comments

The Fund believes that there are no material unresolved written comments, received 180 days or more before May 31, 2025, from the staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940 or its registration statement.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on April 3, 2025. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Thomas F. Lydon, Jr.	104,583,215	1,469,221	1,726,844
Ronald A. Nyberg	104,730,241	1,310,914	1,738,125
Sandra G. Sponem	104,589,878	1,575,583	1,613,819
Ronald E. Toupin, Jr.	104,642,296	1,380,768	1,756,216

The other Trustees of the Fund not up for election in 2025 are Randall C. Barnes, Angela Brock-Kyle, and Amy J. Lee.

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

Trustees

The Trustees of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees:
Randall C. Barnes	Trustee and	Since 2007	Current: Private Investor (2001-present).	127	Current: Advent Convertible and
(1951)	Chair of the	(Trustee)			Income Fund (2005-present); Purpose
	Valuation	Since 2020	Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		Investments Funds (2013-present).
	Oversight	(Chair of the	President, Pizza Hut International (1991-1993); Senior Vice President,
	Committee	Valuation	Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Guggenheim Energy & Income
		Oversight			Fund (2015-2023); Fiduciary/Claymore
		Committee)			Energy Infrastructure Fund (2004-2022);
Guggenheim Enhanced Equity Income
Fund (2005-2021); Guggenheim Credit
Allocation Fund (2013-2021).
Angela Brock-Kyle	Trustee	Since 2019	Current: Retired.	126	Current: Hunt Companies, Inc. (2019-
(1959)					present); Mutual Fund Directors Forum
			Former: Founder and Chief Executive Officer, B.O.A.R.D.S. (consulting firm)		(2022-present); Bowhead Specialty
			(2013-2023); Senior Leader, TIAA (financial services firm) (1987-2012).		Holdings Inc. (May 2024-present).

Former: Bowhead Insurance GP, LLC
(2020-Sept. 2024); Guggenheim Energy
& Income Fund (2019-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2019-2022); Guggenheim Enhanced
Equity Income Fund (2019-2021);
Guggenheim Credit Allocation Fund
(2019-2021); Infinity Property &
Casualty Corp. (2014-2018).

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Thomas F. Lydon, Jr.	Trustee and	Since 2019	Current: President, Global Trends Investments (registered investment	126	Current: US Global Investors, Inc.
(1960)	Chair of the	(Trustee)	adviser) (1996-present); Chief Executive Officer, Lydon Media		(GROW) (1995-present); The 2023 ETF
	Contracts	Since 2020	(2016-present).		Series Trust (4) (2023-present); The
	Review	Chair of the			2023 ETF Series Trust II (1)
	Committee	(Contracts	Former: Vice Chairman, VettaFi, a wholly owned subsidiary of The TMX		(2023-present).
		Review	Group (financial advisor content, research, index and digital
		Committee)	distribution provider) (2022-2024); Chief Executive Officer, ETF Flows,		Former: Guggenheim Energy & Income
			LLC (financial advisor education and research provider) (2019-2023);		Fund (2019-2023); Fiduciary/Claymore
			Director, GDX Index Partners, LLC (index provider) (2021-2023).		Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); Harvest
Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg	Trustee and	Since 2007	Current: Of Counsel (formerly Partner), Momkus LLP (law firm)	127	Current: Advent Convertible and
(1953)	Chair of the		(2016-present).		Income Fund (2003-present).
Nominating and
	Governance		Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive		Former: PPM Funds (2) (2018-Dec.
	Committee		Vice President, General Counsel, and Corporate Secretary, Van Kampen		2024); Endeavor Health (2012-
			Investments (1982-1999).		Dec. 2024); Guggenheim Energy &
Income Fund (2015-2023); Fiduciary/
Claymore Energy Infrastructure Fund
(2004-2022); Guggenheim Enhanced
Equity Income Fund (2005-2021);
Guggenheim Credit Allocation Fund
(2013-2021); Western Asset Inflation-
Linked Opportunities & Income Fund
(2004-2020); Western Asset Inflation-
Linked Income Fund (2003-2020).

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Independent Trustees continued:
Sandra G. Sponem	Trustee and	Since 2019	Current: Retired.	126	Current: SPDR Series Trust (85)
(1958)	Chair of the	(Trustee)			(2018-present); SPDR Index Shares
	Audit	Since 2020	Former: Senior Vice President and Chief Financial Officer, M.A.		Funds (25) (2018-present); SSGA
	Committee	(Chair of the	Mortenson-Companies, Inc. (construction and real estate development		Active Trust (32) (2018-present).
		Audit	company) (2007-2017).
		Committee)			Former: Guggenheim Energy & Income
Fund (2019-2023); Fiduciary/Claymore
Energy Infrastructure Fund (2019-2022);
Guggenheim Enhanced Equity Income
Fund (2019-2021); Guggenheim Credit
Allocation Fund (2019-2021); SSGA
Master Trust (1) (2018-2020).
Ronald E. Toupin, Jr.	Trustee,	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council,	126	Former: Guggenheim Energy & Income
(1958)	Chair of the		Independent Directors Council (2013-present); Governor, Board of		Fund (2015-2023); Fiduciary/Claymore
	Board and		Governors, Investment Company Institute (2018-present).		Energy Infrastructure Fund
	Chair of the				(2004-2022); Guggenheim Enhanced
	Executive				Equity Income Fund (2005-2021);
	Committee		Former: Member, Executive Committee, Independent Directors Council		Guggenheim Credit Allocation Fund
			(2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset		(2013-2021); Western Asset Inflation-
			Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.		Linked Opportunities & Income Fund
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		(2004-2020); Western Asset Inflation-
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen		Linked Income Fund (2003-2020).
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc.
(registered broker dealer) (1982-1999).

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees***
Interested Trustee:
Amy J. Lee****	Trustee, Vice	Since 2018	Current: Interested Trustee, certain other funds in the Fund Complex	126	Former: Guggenheim Energy & Income
(1961)	President	(Trustee)	(2018-present); Chief Legal Officer, certain other funds in the Fund Complex		Fund (2018-2023); Fiduciary/Claymore
	and Chief	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex		Energy Infrastructure Fund
	Legal Officer	(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments		(2018-2022); Guggenheim Enhanced
		Officer) Since	(2012-present).		Equity Income Fund (2018-2021);
		2012 (Vice			Guggenheim Credit Allocation Fund
		President)	Former: President and Chief Executive Officer, certain other funds in the		(2018-2021).
Fund Complex (2017-2019); Vice President, Associate General Counsel and
Assistant Secretary, Security Benefit Life Insurance Company and Security
Benefit Corporation (2004-2012).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified. After a Trustee’s initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he or she serves.

- Mr. Barnes and Mses. Lee and Brock-Kyle are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s 2026 annual meeting of shareholders.

- Messrs. Nyberg, Lydon, Jr., Toupin, Jr. and Ms. Sponem are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s 2027 annual meeting of shareholders.

***	Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.
****	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Adviser and/or the parent of the Adviser.

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OTHER INFORMATION (Unaudited) continued	May 31, 2025

Officers

The Officers of the Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Officers:
Brian E. Binder	President	Since 2018	Current: Board Member & Chairman of the Board, Guggenheim Credit Income Fund (Dec. 2024-present); President, Mutual Funds
(1972)	and Chief		Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-
	Executive		present); President, Mutual Funds Boards, and Senior Managing Director, Guggenheim Funds Investment Advisors, LLC and Security
	Officer		Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member,
Guggenheim Global Investments plc (2022-present).

Former: Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-2024). Senior Managing Director and Chief
Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US
Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American
Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
James M. Howley	Chief	Since 2022	Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer,
(1972)	Accounting		certain other funds in the Fund Complex (2022-present).
Officer, Chief
	Financial		Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen
	Officer,		Investments, Inc. (1996-2004).
Principal
Financial and
Accounting
Officer, and
Treasurer
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)
Glenn McWhinnie	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex
(1969)	Treasurer		(2016-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments
(1984)	Secretary		(2012-present).

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Position(s)
	Held	Term of Office
Name, Address*	with	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years
Elisabeth Miller	Chief	Since 2024	Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim
(1968)	Compliance		Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).
Officer
Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager,
Guggenheim Distributors, LLC (2004-2014).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van
Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Jon Szafran	Assistant	Since 2017	Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors
(North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund
Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 135

REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) BOARD OF TRUSTEES	May 31, 2025

The Board of Trustees (the “Board”) of Guggenheim Strategic Opportunities Fund (the “Fund”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Investment Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) and the investment sub-advisory agreement by and among the Fund, the Adviser and Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) (the “Sub-Advisory Agreement” and together with the “Investment Advisory Agreement,” the “Agreements”).

GFIA and GPIM are each an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, GFIA, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 15, 2025 (the “April Meeting”) and on May 22, 2025 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Agreements. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Fund, and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject fund’s relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. FUSE also made a presentation at the April Meeting.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience

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REPORT OF THE GUGGENHEIM STRATEGIC OPPORTUNITIES
FUND (GOF) BOARD OF TRUSTEES continued	May 31, 2025

governing the Fund and other funds in the Guggenheim fund complex and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of the Agreements for an additional annual term. Following its review of the Committee’s recommendation, the Board unanimously approved the renewal of the Agreements for the Fund for a one-year period ending August 1, 2026 at a meeting held on May 21-22, 2025 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that, although the Adviser delegated certain portfolio management responsibilities to the Sub-Adviser, as affiliated companies, both the Adviser and the Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, in evaluating the services provided to the Fund, the Committee did not separately consider the contributions under the Investment Advisory Agreement and the Sub-Advisory Agreement.

The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Fund. The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Fund, including regulatory, operational, legal and entrepreneurial risks. The Committee

[1]	Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under the Agreements.

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considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended. In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), which oversees the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, GIH Borrower, LLC (“GIHB”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GIHB and its indirect subsidiary Guggenheim Investments Holdings, LLC. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Committee received data showing, among other things, the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2024, as well as total return based on NAV since inception. The Committee also received certain performance information as of March 31, 2025. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe, excluding term funds, that generally invests greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. The Committee noted that the peer group consists of 6 other multi-sector bond closed-end funds, with 3 of 6 peers belonging to the same large fund family. The Committee also

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considered that the peer group is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In assessing the Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

The Committee observed that, on a NAV basis, the returns of the Fund ranked in the 1st percentile of its peer group for the one-year and five-year periods ended December 31, 2024 and in the 17th percentile of its peer group for the three-year period ended December 31, 2024.

In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim for the since-inception, five-year, three-year and one-year periods ended December 31, 2024, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that, as of December 31, 2024, the Fund has consistently outperformed its benchmark and delivered returns ranking in the top quartile of its peer group over all relevant periods, including ranking in the 1st percentile of its peer group over the since-inception, five-year and one-year periods. The Committee also noted Guggenheim’s statement indicating that, as of December 31, 2024, the Fund’s risk metrics were strong relative to its peer group, although somewhat mixed over shorter time periods, and that the Fund’s risk-adjusted returns have generally ranked in the 1st percentile of its peer group over all relevant periods.

The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2024, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2024 and annualized for the three-year and since-inception periods ended December 31, 2024.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) as a percentage of average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee3 and total net expense ratio, in

[2]	Contractual advisory fee rankings represent the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.
[3]	The “net effective management fee” for the Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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each case as a percentage of average net assets for the latest fiscal year, to the peer group and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses), of the peer group. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of the Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure the Fund is able to deliver on shareholder return expectations.

The Committee observed that the Fund’s contractual advisory fee based on average managed assets, net effective management fee based on average net assets and total net expense ratio (excluding interest expense) based on average net assets each rank in the third quartile (67th percentile) of its peer group. The Committee took into account Guggenheim’s unique investment strategy for the Fund, which is to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.

As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the regulatory, operational, legal and entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or that the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2024, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2023 and December 31, 2022. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in

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FUND (GOF) BOARD OF TRUSTEES continued	May 31, 2025

producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to the Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain synergies, such as enhanced visibility of the Adviser and its products and services with the correlative opportunity to increase sales and distribution of these products and services, and other synergies arising from offering a broad spectrum of products and services, including the Fund.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate and that the Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to and shared with the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee considered that the Adviser’s research-intensive investment strategy for the Fund has required greater resources as the size of the Fund has increased and took into account Guggenheim’s belief that given the relative size of the Fund, breakpoints are not appropriate at this time. The Committee also considered the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as Fund fixed costs, become a smaller percentage of overall assets. In considering whether breakpoints should be added based on the growth in assets, the Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), the competitiveness of the total expense ratio and performance.

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Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and the Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not separately evaluate the services provided under the Investment Advisory Agreement and the Sub-Advisory Agreement. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement. With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GIHB and the various entities comprising Guggenheim Investments. The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the SubAdviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its conclusion of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was reasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement – Economies of Scale” above.)

Overall Conclusions

The Committee concluded that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the renewal of the Agreements is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of their informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Agreements.

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DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2025

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. For federal income tax purposes, the Fund generally would be able to claim a deduction for distributions to shareholders with respect to the common shares issued at up to a 5-percent discount from the closing market value pursuant to the Plan.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the

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market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

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ADDITIONAL INFORMATION REGARDING THE FUND[1] (Unaudited)	May 31, 2025

INVESTMENT OBJECTIVE

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment objective is considered fundamental and may not be changed without the approval of the holders of the Fund’s common shares of beneficial interest (“Common Shares”).

PRINCIPAL INVESTMENT STRATEGIES AND PORTFOLIO COMPOSITION

Portfolio Composition

In seeking to achieve its investment objective, the Fund will or may ordinarily invest in, among other investment categories, the following categories of investments:

Income Securities. The Fund may invest in a wide range of fixed- income and other debt and senior equity securities (“Income Securities”) selected from a variety of sectors and credit qualities. The Fund may invest in Income Securities of any credit quality, including, without limitation, Income Securities rated below-investment grade (commonly referred to as “high-yield” or “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The sectors and types of Income Securities in which the Fund may invest, include, but are not limited to:

•	Corporate bonds;
•	Loans and loan participations (including senior secured floating rate loans, “second lien” secured floating rate loans, and other types of secured and unsecured loans with fixed and variable interest rates, including “debtor-in-possession” financings) (collectively, “Loans”);
•	Structured finance investments (including residential and commercial mortgage-related securities, asset- backed securities, collateralized debt obligations and risk-linked securities);
•	U.S. government and agency securities and sovereign or supranational debt obligations;
•	Mezzanine and preferred securities; and
•	Convertible securities.

Common Equity Securities and Covered Call Option Strategy. The Fund may invest in common stocks, limited liability company interests, trust certificates and other equity investments (“Common Equity Securities”) that GPIM believes offer attractive yield and/or capital appreciation potential. As part of its Common Equity Securities strategy, the Fund currently intends to employ a strategy of writing (selling) covered call options and may, from time to time, buy or sell put options on individual Common Equity Securities. In addition to its covered call option strategy, the Fund may, to a lesser extent, pursue a strategy that includes the sale (writing) of both covered call and put options on indices of securities and sectors of securities. This covered call option strategy is intended to generate current gains from option premiums as a means to generate total returns as well as to enhance distributions payable to the Common Shareholders. As the Fund writes covered calls over

[1]	Certain disclosures in this section have been reorganized, enhanced and/or supplemented since the Fund’s prior annual report.

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more of its portfolio, its ability to benefit from capital appreciation becomes more limited. As part of its strategy, the Fund may not sell “naked” call options on individual securities. A substantial portion of the options written by the Fund may be over-the-counter options (“OTC options”). Under current market conditions, the Fund implements its covered call writing strategy primarily by investing in exchange-traded funds (“ETFs”) or index futures which provide exposure to Common Equity Securities and writing covered call options on those ETFs or index futures, and the Fund may also write call options on individual securities, securities indices, ETFs futures and baskets of securities.

Structured Finance Investments. The Fund may invest in structured finance investments, which are Income Securities and Common Equity Securities typically issued by special purpose vehicles that hold income-producing securities (e.g., mortgage loans, consumer debt payment obligations and other receivables) and other financial assets. Structured finance investments are designed to meet certain financial goals of investors. Typically, these investments provide investors with the potential for capital protection, income generation and/or the opportunity to generate capital growth. GPIM believes that structured finance investments may provide attractive risk-adjusted returns, frequent sector rotation opportunities and prospects for adding value through security selection. For purposes of the Fund’s investment policies, structured finance investments are not deemed to be “private investment funds” (as discussed below). Structured finance investments primarily include (among others):

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations, real estate investment trusts (“REITs”) (including debt and preferred stock issued by REITs), and other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates, and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in residential and commercial mortgage-related securities issued by governmental entities (i.e., agency mortgage-related securities) and private issuers (i.e., non-agency mortgage-related securities), including subordinated mortgage-related securities. The underlying assets of certain mortgage-related securities are subject to prepayments, which shorten the weighted average maturity and may lower the return of such securities, and extension, which lengthens expected maturity as payments on principal may occur at a slower rate or later than expected.

Asset-Backed Securities. Asset-backed securities (“ABS”) are a form of structured debt obligation. ABS are payment claims that are securitized in the form of negotiable paper that is issued by a financing company (generally called a special purpose vehicle). Collateral assets are brought into a pool according to specific diversification rules. A special purpose vehicle is founded for the purpose of securitizing these payment claims and the assets of the special purpose vehicle are the diversified pool of collateral assets. The special purpose vehicle issues marketable

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securities that are intended to represent a lower level of risk than an underlying collateral asset individually, due to the diversification in the pool. The redemption of the securities issued by the special purpose vehicle takes place out of the cash flow generated by the collected assets. A special purpose vehicle may issue multiple securities with different priorities to the cash flows generated and the collateral assets. The collateral for ABS may include, among other assets, home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of ABS that may be developed in the future. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available or may be insufficient to support payments on these securities.

Collateralized Debt Obligations. A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CBOs and CLOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CLO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. This prioritization of the cash flows from a pool of securities among the several tranches of the CLO is a key feature of the CLO structure. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated (or residual) tranche (often referred to as the “equity” tranche). CLOs are subject to the same risk of prepayment and extension described with respect to certain mortgage-related and ABS.

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. Investment in the subordinated tranche is subject to additional risks. The subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO because it bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in many but not all circumstances.

Risk-Linked Securities. Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a predefined “trigger event.” Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and

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non-natural events (such as aerospace and shipping catastrophes). Accordingly, depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

Synthetic Investments. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, futures (including, but not limited to, futures on rates such as Secured Overnight Financing Rate (“SOFR”), securities, indices, currencies and other investments) or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

Real Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that own, produce, refine, process, transport and market “real property assets,” such as real estate and the natural resources upon or within real estate (“Real Property Asset Companies”). These Real Property Asset Companies include companies engaged in the ownership, construction, financing, management and/or sale of commercial, industrial and/ or residential real estate (or that have assets primarily invested in such real estate), including real estate investment trusts (“REITs”), and companies engaged in energy, natural resources and basic materials businesses and companies engaged in associated businesses. These companies include, but are not limited to, those engaged in businesses such as oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers.

Personal Property Asset Companies. The Fund may invest in Income Securities and Common Equity Securities issued by companies that seek to profit primarily from the ownership, rental, leasing, financing or disposition of personal (as opposed to real) property assets (“Personal Property Asset Companies”). Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund will typically seek to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies the investment performance of which is not expected to be highly correlated with traditional market indexes because the personal property asset held by such company is non-correlated with traditional debt or equity markets. Such personal property assets include special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Private Securities. The Fund may invest in privately issued Income Securities and Common Equity Securities of both public and private companies (“Private Securities”), including those issued on a private placement basis pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale pursuant to Rule 144A thereunder. Private Securities have additional risk considerations in addition to those of comparable public securities, including the availability of financial information about the issuer and valuation and liquidity issues.

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Investment Funds. As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing in other investment companies, including registered investment companies, private investment funds and/ or other pooled investment vehicles (collectively, “Investment Funds”), which may be managed by the Adviser, GPIM and/or their affiliates. The Fund may invest up to 30% of its total assets in Investment Funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly. The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met. The Fund will invest in private investment funds, commonly referred to as “hedge funds,” or “private equity funds” (including “single asset continuation funds”) only to the extent permitted by applicable rules, regulations and interpretations of the Securities and Exchange Commission (“SEC”) and the NYSE. The Fund may invest up to the lower of 10% of its total assets or 15% of its net assets, measured at the time of investment, in private investment funds that provide exposure to Common Equity Securities of private companies (i.e., exposure to private equity investments). Investments in other Investment Funds involve operating expenses and fees at the Investment Fund level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by holders of the Common Shares.

Derivatives Transactions. The Fund may purchase and sell various derivative instruments (which derive their value by reference to another instrument, asset or index), such as swaps, futures, options and other derivatives contracts, for investment purposes, such as obtaining investment exposure to an investment category; risk management purposes, such as hedging against fluctuations in asset prices, currencies or interest rates; diversification purposes; or to change the duration of the Fund. GPIM seeks to allocate derivatives transactions to limit exposure to any single counterparty. The Fund has not adopted a maximum percentage limit with respect to derivative investments; however, the use of derivative investments is subject to the limits imposed by the 1940 Act.

Municipal Securities. The Fund may invest directly or indirectly in municipal securities. Municipal securities include securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for federal income tax purposes. Municipal securities also include taxable securities issued by such issuers. Municipal bonds may include those backed by, among other things, state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.

Foreign Securities. While the Fund invests primarily in securities of U.S. issuers, the Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the United States, including up to 10% in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under

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the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank.

Certain Other Investment Practices. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In addition, to seek to increase income, the Fund may, in accordance with the 1940 Act, also lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. The Fund may also enter into bilateral and tri-party repurchase agreements, as well as reverse repurchase agreements.

Furthermore, GPIM may from time to time utilize a sleeve structure in managing the Fund. In this structure, GPIM implements the Fund’s investment strategies using component sleeves of investments comprising distinct sub-strategies or grouping similar investments in sub-accounts of the Fund that, collectively, comprise the Fund’s overall portfolio and investment strategies. This approach facilitates internal allocations and tracking of investments within a portfolio.

Principal Investment Strategies

The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPIM seeks to combine a credit managed fixed income portfolio with access to a diversified pool of alternative investments and equity strategies.

GPIM’s analysis of a fixed-income security’s credit quality is comprised of multiple elements, including, but not limited to: (i) sector analysis, including regulatory developments and sector health, (ii) collateral, business, and counterparty risk, which includes payment history, collateral performance, and borrower credit profile, (iii) structural analysis, which includes securitization structure review and forms of credit enhancement, and (iv) stress analysis, including historical collateral performance during extreme market stress and identifying tail risks. This analysis is applied against the macroeconomic outlook, geopolitical issues as well as considerations that more directly affect the company’s industry to determine GPIM’s internal judgment as to the security’s credit quality. In addition to the process described above, GPIM selects securities using a rigorous portfolio construction approach to tightly control independent risk exposures such as fixed income sector weights, sector specific yield curves, credit spreads, prepayment risks, and other risk exposures GPIM deems relevant. Within those risk constraints, GPIM estimates the relative value of different securities to select individual securities that, in GPIM’s judgment, may provide risk-adjusted outperformance.

GPIM’s process for determining whether to buy or sell a security is a collaborative effort between various groups including: (i) economic research, which focuses on key economic themes and trends,

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regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilizes proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic outlook and geopolitical issues.

GPIM generally decides which securities to sell for the Fund based on one of three factors:

•	In GPIM’s judgment, the relative value measure of the instrument no longer indicates that the instrument is cheap relative to similar instruments and a substitution of the instrument with a similar but cheaper instrument enhances the risk-adjusted return potential of the portfolio.
•	GPIM’s fundamental analysis suggests that the embedded credit risk in an instrument has increased and the instrument no longer properly compensates the holder for this increased risk.
•	GPIM’s fundamental sector allocation decisions result in the rebalancing of existing positions to achieve GPIM’s desired sector exposures.

Investment Policies

The Fund may allocate its assets among a wide variety of Income Securities and Common Equity Securities, provided that, under normal market conditions, the Fund will not invest more than:

•	50% of its total assets in Common Equity Securities consisting of common stock;
•	30% of its total assets in Investment Funds;
•	20% of its total assets in non-U.S. dollar-denominated Income Securities of corporate and governmental issuers located outside the United States; and
•	10% of its total assets in Income Securities of issuers in emerging markets.

The 1940 Act generally limits a registered investment company’s investments in other registered investment companies to 10% of its total assets. However, pursuant to exemptions set forth in the 1940 Act and rules and regulations promulgated under the 1940 Act, the Fund may invest in excess of this and other applicable limitations provided that the conditions of such exemptions are met.

The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the above referenced investment policies.

The Fund may invest without limitation in below-investment grade securities (e.g., securities rated below Baa3 by Moody’s Investors Service, Inc., below BBB- by Standard & Poor’s Ratings Group or

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Fitch Ratings or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by GPIM to be of comparable quality). Below-investment grade securities are commonly referred to as “high-yield” or “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s investments in any of the sectors and types of Income Securities in which the Fund may invest may include, without limitation, below-investment grade securities. The Fund’s investments in below-investment grade securities may include distressed and defaulted securities.

Unless otherwise stated, the Fund’s investment policies are considered non-fundamental and may be changed by the Board of Trustees without approval of holders of Common Shares (“Common Shareholders”). The Fund will provide Common Shareholders with at least 60 days’ prior written notice of any change in the Fund’s investment policies.

Percentage limitations described in this report are as of the time of investment by the Fund and could thereafter be exceeded as a result of market value fluctuations of the Fund’s portfolio.

USE OF LEVERAGE

The Fund may employ leverage through: (i) the issuance of preferred shares, (ii) borrowing or the issuance of commercial paper or other forms of debt, (iii) reverse repurchase agreements, dollar rolls or similar transactions or (iv) a combination of the foregoing (collectively “Financial Leverage”).

Under the 1940 Act, the Fund may not utilize indebtedness if, immediately after incurring such indebtedness, the Fund would have asset coverage (as defined in the 1940 Act) of less than 300% (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets). Under the 1940 Act, the Fund may not issue preferred shares if, immediately after issuance, the Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of indebtedness plus preferred shares outstanding, the Fund is required to have at least two dollars of assets). The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions.

Although leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. Leverage may cause greater changes in the Fund’s net asset value (“NAV”) and returns than if leverage had not been used.

The Fund currently employs leverage through a committed facility provided to the Fund by BNP Paribas. The committed facility provides for the Fund’s ability to borrow up to a maximum amount of $150,000,000. The maximum amount available to borrow under the committed facility may change from time to time pursuant to the terms of the agreement governing the committed facility. As of May 31, 2025, outstanding borrowings under the Fund’s committed facility agreement were approximately $49,700,000, representing approximately 2% of the Fund’s managed assets as of such date, and there was approximately $328,621,024 in reverse repurchase agreements outstanding, representing approximately 14% of the Fund’s managed assets as of such date. As of May 31, 2025, the Fund’s total Financial Leverage represented approximately 16% of the Fund’s managed assets.

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In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. Subject to Rule 18f-4, the Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC. So long as the net rate of return on the Fund’s investments purchased with the proceeds of Financial Leverage and leveraged transactions exceeds the cost of such Financial Leverage and leveraged transactions, such excessive amounts will be available to pay higher distributions to Common Shareholders.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk.

TEMPORARY INVESTMENTS

At any time when a temporary posture is believed by GPIM to be warranted (a “temporary period”), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may not achieve its investment objective during a temporary period or be able to sustain its historical distribution levels.

PRINCIPAL RISKS OF THE FUND

Investment in the Fund involves special risk considerations, which means investors could lose money, including all or part of their investment in the Fund. The Fund’s principal risks are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation and other market and economic factors, among others. The relative significance of each principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund.

The fact that a particular risk is not indicated as a principal risk does not mean that the Fund is prohibited from investing its assets in securities or investments that give rise to that risk and because a risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency.

Not a Complete Investment Program

An investment in the Common Shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking current income and capital appreciation. An investment in the Fund is not meant to provide a vehicle for those who wish to play short-term swings in the market. Each Common Shareholder should take into account the Fund’s investment objective as well as the Common Shareholder’s other investments when considering an investment in the Fund. Before making an investment decision, a prospective investor should consider (i) the suitability of an investment in the Fund with respect to his or her investment objectives and personal situation and (ii) other factors, such as his or her personal net worth, income and income needs, age, risk tolerance and liquidity needs.

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Investment and Market Risk

An investment in the Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. During periods of adverse economic, financial, market, geopolitical, labor and public health conditions, the risks associated with an investment in Common Shares may be heightened. Periods of market stress and volatility of financial markets, including potentially extreme stress and volatility caused by the events described below or similar circumstances, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity, longer than usual trade settlement periods, increased volatility and increased difficulty in valuing the Fund’s assets. Such developments may also impact the work forces and processes of the Fund’s service providers and heighten the risks to which they are subject. In addition to risks specifically related to a particular issuer, the Fund’s investments may also decline in value or otherwise be adversely affected due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally.

An investment in the Common Shares represents an indirect investment in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of frequent, significant, rapid and/or unpredictable fluctuation, and loss. The value of certain asset classes (e.g., those traded on exchanges) tends to fluctuate more dramatically over the shorter term than the value of other asset classes. These movements may result from factors affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, general outlook for corporate earnings, changing economic, political (including geopolitical), social or financial market conditions, bank failures, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental, natural or other disasters, extreme weather or geological events, governmental or quasi-governmental actions, cyber attacks, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, terrorism, actual or threatened wars or other armed conflicts (such as the conflict in the Middle East and the ongoing Russia-Ukraine conflict and the risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods. For example, the risks of a borrower’s default or bankruptcy or non-payment of scheduled interest or principal payments from senior floating rate interests held by the Fund are especially acute under these conditions. Furthermore, interest rates may change and bond yields may fall as a result of types of events, including responses by governmental entities to such events, which would magnify the Fund’s fixed-income instruments’ susceptibility to interest rate risk and diminish their yield and performance. Moreover, the Fund’s investments in ABS are subject to many of the same risks that are applicable to investments in securities generally, including interest rate risk, credit risk, foreign currency risk, below-investment grade securities risk, leverage risk, prepayment and extension risks and regulatory risk, which would be elevated under the foregoing circumstances.

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Moreover, changing economic, political, social, geopolitical or financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. During a general downturn in the securities markets or economies, multiple asset classes may decline in value simultaneously even if the performance of those asset classes is not otherwise historically correlated.

In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Different sectors, industries and security types may go through different cycles of under-performance and out-performance and therefore react differently to the types of adverse developments discussed above and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. The Fund’s investments may underperform general securities markets or other investments, particularly during such periods. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility in the Fund’s portfolio. GPIM potentially could be prevented from considering, managing and executing investment decisions at an advantageous time or price or at all as a result of any domestic or global market or other disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, which have also resulted in impediments to the normal functioning of workforces, including personnel and systems of the Fund’s service providers and market intermediaries.

The domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. budget and deficit reduction plan, including related agency or

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departmental actions and uncertainty related to the debt ceiling, and foreign policy tensions with foreign nations, including embargoes, tariffs, sanctions and other similar developments, have in the past resulted, and may in the future result, in developments that present additional risks to the Fund’s investments and operations. For example, U.S. federal government shutdowns, U.S. foreign policy, the threat or actual imposition of tariffs, deficit levels and any reduction plans and other federal government initiatives, or U.S. economic policies and any related domestic and/ or geopolitical tensions may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Market, economic and other disruptions could also prevent the Fund from executing its investment strategies and processes in a timely manner. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance.

It may be difficult for the market to assess the immediate impact of an event on an issuer or security due to uncertainty that may surround such events; the impact of such an event on a security’s valuation may be delayed.

Many economies and markets may experience, and have experienced in recent periods, high inflation rates. In response to such inflation, governmental and quasi-governmental authorities have implemented significant fiscal and monetary policies, such as increasing interest rates and quantitative tightening (reduction of money available in the market), and could take these or other measures in the future. Such interventions (or their reversal) may not be effective and could lead to increased market volatility and adverse economic conditions.

At any point in time, your Common Shares may be worth less than your original investment, even after including the reinvestment of Fund dividends and distributions.

Management Risk

The Fund is subject to management risk because it is actively managed. GPIM will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s allocation of its investments across various asset classes and sectors may vary significantly over time based on GPIM’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The ability of the Fund to achieve its investment objective depends, in part, on GPIM’s investment decisions and the ability of GPIM to allocate effectively the Fund’s assets among multiple investment strategies, Investment Funds and investments and asset classes. Although GPIM considers several factors when making investment decisions, GPIM may not evaluate every factor prior to investing in an issuer or security or disposing of an investment, and GPIM may determine that certain factors are more significant than others. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or Investment Fund or investment will achieve its particular investment objective.

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Furthermore, the ability of the Fund to achieve its investment objective is partially dependent on GPIM’s successful implementation of the Fund’s covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Distribution Risk

The Fund intends to declare and pay monthly distributions to common shareholders. The Fund expects that distributions will generally consist of (i) investment company taxable income expected to be taxed as ordinary income, which includes, among other things, investment income, short-term capital gains and income from certain hedging and interest rate transactions, (ii) long-term capital gains and (iii) return of capital. Any net realized long-term capital gains are distributed annually to Common Shareholders. To the extent distributions exceed the amount of the Fund’s earnings and profit available for distribution, the excess will be deemed a return of capital. Distributions may be paid by the Fund from any permitted source and, from time to time, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital is generally not taxable and would reduce the shareholder’s tax basis in its shares, which would reduce the loss (or increase the gain) on a subsequent taxable disposition by such shareholder of the shares, until such shareholder’s basis reaches zero at which point subsequent return of capital distributions would constitute taxable capital gain to such shareholder. This may cause the shareholder to pay taxes even if such shareholder sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders receiving a return of capital may be under the impression that they are receiving net investment income or profit when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

The Fund’s at-the-market offering supports the Fund’s asset level and if the Fund does not conduct such offering, it may not be able to maintain historical distribution levels for extended periods of time.

Income and Distribution Rate Risk

The Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. The income investors receive from the Fund is based primarily or in part on the interest or income it earns from its investments in Income Securities, which can vary widely over the short- and long-term. If prevailing market interest rates drop, investors’ income from the Fund could drop as well. The Fund’s income could also be affected adversely when prevailing

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short-term interest rates increase and the Fund is utilizing leverage, although this risk may be mitigated to the extent the Fund invests in floating-rate obligations, or when an issuer defaults, among other adverse developments.

There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that any such rate will be sustainable in the future. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels, sourced in part from its investments in Income Securities and certain of its Common Equity Securities, may decline for many reasons. The Fund may have to deploy uninvested assets in new, lower-yielding instruments, which could impact its distribution rate. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Dividend Risk

Dividends on common stock and other Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp change in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. These circumstances may result from issuer-specific events, adverse economic or market developments, or legislative or regulatory changes or other developments that limit an issuer’s ability to declare and pay dividends, which would affect the Fund’s performance and ability to generate income. The dividend income from the Fund’s investments in Common Equity Securities will be influenced by both general economic activity and issuer-specific factors. In the event of adverse changes in economic conditions or adverse events effecting a specific industry or issuer, the issuers of the Common Equity Securities held by the Fund may reduce the dividends paid on such securities (or not declare or pay dividends on such securities).

Income Securities Risk

In addition to the risks discussed above, Income Securities (notably the value and income of such investments), including high-yield bonds, are subject to certain risks, including:

Issuer Risk. The value of Income Securities may decline for a number of reasons which directly relate to the issuer, such as management performance, the issuer’s overall level of debt, reduced demand for the issuer’s goods and services, historical and projected earnings, and the value of its assets.

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Spread Risk. Spread risk is the risk that the market price can change due to the difference (or “spread”) between the yield of a security and the yield of a benchmark increasing, which causes the value of the security to fall. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security or other market-specific credit concerns, or general reductions in risk tolerance.

Credit Risk. The Fund could lose money if the issuer or guarantor of a debt instrument, a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities or other instruments) or other obligor to the Fund is unable or unwilling, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be unable or unwilling, to pay interest or repay principal on time or defaults or otherwise fails to meet its obligations. This risk is heightened during adverse economic conditions and in market environments where interest rates are changing, notably when rates are rising or when refinancing obligations becomes more challenging. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument and income generated by the instrument likely would fall and the Fund could lose money, including potentially the entire value of the investment. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates. This risk is especially acute with respect to below-investment grade debt instruments (commonly referred to as “high yield” or “junk” bonds) and unrated high risk debt instruments , whose issuers are particularly susceptible to fail to meet principal or interest obligations. Issuers of unrated securities, municipal issuers with significant debt services requirements in the near- to mid-term and issuers with less capital and liquidity to absorb additional expenses may have greater credit risk.

Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition, the value of its assets, prospective earnings, demands for its goods and services or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, guarantor or counterparty, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality rating may not accurately reflect the true credit or liquidity risk of an instrument, credit quality (and credit risks) may change over time and a change in the credit quality rating of an instrument (e.g., an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk), or an issuer can have a rapid, adverse effect on the instrument’s value, price volatility and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. The risk of the occurrence of these types of events is heightened in market environments where interest rates are changing, notably when rates are rising. In addition, under adverse market or economic conditions, an increasing number of issuers may be unprofitable, have little cash on hand and/or unable to pay the interest owed on their debt obligations and the number of such issuers may increase if demand for their goods and services falls, borrowing costs rise due to governmental action or inaction or other reasons.

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The degree of credit risk depends on the particular instrument, the adequacy or lack of collateral or credit enhancements and the financial condition of the issuer, guarantor (including the guarantor of the collateral or credit enhancements, if any) or counterparty and terms of the obligation, which are often reflected in its credit quality, and may change over time. A credit quality rating is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating is considered to have a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating is considered to have a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer’s actual financial condition or the volatility and liquidity of the security and do not reflect market risk. Credit ratings are subject to change. The downgrade of the credit rating of a security or of the issuer of a security held by the Fund may decrease its value and liquidity, potentially suddenly and significantly. Measures such as “average credit quality” may not accurately reflect the credit risk of the Fund.

If an issuer, guarantor or counterparty declares bankruptcy or is declared bankrupt, the Fund would be adversely affected in its ability to receive principal or interest owed or otherwise to enforce the financial obligations of the other party. The Fund may be subject to increased costs associated with the bankruptcy process and experience losses as a result of the deterioration of the financial condition of the issuer, guarantor or counterparty. The risks to the Fund related to such bankruptcies are elevated during periods of adverse markets, economic and similar developments.

Interest Rate Risk. Fixed-income and other debt instruments are subject to the possibility that interest rates could change (or are expected to change). Changes in interest rates (or the expectation of such changes), including changes in reference rates used in fixed-income and other debt instruments (such as Term SOFR), and other factors may adversely affect the Fund’s investments in these instruments, such as the value or liquidity of, and income generated by, the investments or increase risks associated with such investments, such as credit or default risks. In addition, changes in interest rates, including rates that fall below zero, can have unpredictable effects on markets and can adversely affect the Fund’s yield, income and performance. Generally, when interest rates increase, the values of fixed-income and other debt instruments decline and when interest rates decrease, the values of fixed-income and other debt instruments rise. Changes in interest rates also adversely affect the yield generated by certain Income Securities or result in the issuance of lower yielding Income Securities, which may adversely affect the Fund’s performance and distributions. Such changes can be sudden and difficult to forecast. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction.

The impact of interest rate changes on a fixed-income or other debt instrument depends on several factors, notably the instrument’s duration. Duration is a measure used to determine

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the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The value of a debt instrument with a longer duration will generally be more sensitive to interest rate changes than a similar instrument with a shorter duration. Similarly, the longer the average duration (whether positive or negative) of these instruments held by the Fund or to which the Fund is exposed (i.e., the longer the average portfolio duration of the Fund), the more the Fund’s NAV will likely fluctuate in response to interest rate changes. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point.

However, measures such as duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund’s susceptibility to changes in interest rates. Certain fixed-income and debt instruments are subject to the risk that the issuer may exercise its right to redeem (or call) the instrument earlier than anticipated. Although an issuer may call or a borrower may prepay an instrument for a variety of reasons, if an issuer does so during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield or other less favorable features, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security, its value and other features of the security. During periods of rising interest rates, issuers may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.

Instruments with variable or floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Conversely, in a decreasing interest rate environment, these instruments will generally not increase in value and the Fund’s investment in instruments with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. In addition, the income received from such instruments will likely be adversely affected by a decrease in interest rates.

Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities but generally to a lesser degree depending on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. These securities also may be subject to limits on the maximum increase in interest rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities. These securities may not be subject to limits on downward adjustments of interest rates.

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During periods of rising interest rates, issuers of debt instruments or ABS may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments. During periods of falling interest rates, issuers of debt securities or ABS may pay off debts more quickly or earlier than expected, which could cause the Fund to be unable to recoup the full amount of its initial investment and/or cause the Fund to reinvest proceeds or matured, traded or called securities in lower-yielding securities, thereby reducing the Fund’s yield or otherwise adversely impacting the Fund.

Certain debt instruments, such as instruments with a negative duration or inverse instruments, are also subject to interest rate risk, although such instruments generally react differently to changes in interest rates than instruments with positive durations. The Fund’s investments in these instruments also may be adversely affected by changes in interest rates. For example, the values of instruments with negative durations, such as inverse floaters, generally decrease if interest rates decline. Certain fixed-income and debt instruments, including inverse floaters, interest only securities and principal only securities are especially sensitive to interest rate changes, which may affect the income flows these securities generate as well as their values.

A wide variety of factors can cause values, interest rates or yields of fixed-income and other debt instruments to decline, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. It is difficult to predict how long, and whether, the Federal Reserve’s current stance on interest rates will persist and the impact these actions will have on the economy and the Fund’s investments and the markets where they trade. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Such actions may have unforeseen consequences and materially affect economic and market conditions, the Fund’s investments and the Fund’s performance. The Federal Reserve’s (and other central banks’) monetary policy is subject to change at any time and potentially frequently based on a variety of market and economic conditions.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of seeking to reduce the interest rate sensitivity of credit securities held by the Fund or any leverage being employed by the Fund and seeking to decrease the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to seek to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Current Fixed-Income and Debt Market Conditions. Fixed-income and debt market conditions are highly unpredictable, and some parts of the market are subject to dislocations. In response to the inflation rates in recent periods, governmental authorities have implemented significant fiscal and monetary policy changes, including changing interest rates and implementation of

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quantitative tightening or easing. These actions present heightened risks, particularly to fixed-income and debt instruments, and such risks could be even further heightened if these actions are ineffective in achieving their desired outcomes or are quickly reversed. It is difficult to accurately predict changes in the Federal Reserve’s monetary policies and the effect of any such changes or policies. Certain economic conditions and market environments will expose fixed-income and debt instruments to heightened volatility and reduced liquidity, which can impact the Fund’s investments and may negatively impact the Fund’s characteristics, which in turn would impact performance. To the extent the Fund invests in derivatives tied to fixed-income or related markets, the Fund can be more substantially exposed to these risks than if it did not invest in such derivatives. The liquidity levels of the Fund’s portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices.

Corporate Bond Risk

Corporate bonds are debt obligations issued by corporations and other business entities. Corporate bonds may be either secured or unsecured. Corporate bonds contain elements of both interest-rate risk and credit risk and are subject to the risks associated with Income Securities, among other risks. The market value of a corporate bond generally is expected to rise and fall inversely with interest rates and be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. Depending on the nature of the seniority provisions, a senior corporate bond may be junior to other credit securities of the issuer.

The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument or at all. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific and other developments. Please refer to “Below-Investment Grade Securities Risk” for additional information.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called Income Securities at interest rates that are below the Fund portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price or the overall return of the Fund. These or similar conditions may also occur in the future.

Extension Risk

Certain debt instruments, including mortgage- and other ABS, are subject to the risk that payments on principal may occur at a slower rate or later than expected. In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates. The likelihood that payments on principal will occur at a slower rate or later than expected is heightened in market environments

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where interest rates are higher or rising. In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline. These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.

Prepayment Risk

Certain debt instruments, including loans, mortgage- and other ABS and variable or floating rate investments, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity). These types of instruments are particularly subject to prepayment risk and may offer less potential for gains during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected. For example, an issuer may exercise its right to redeem outstanding debt securities prior to their maturity (known as a “call”) or otherwise pay principal earlier than expected for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls or “prepays” a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be required to reinvest in generally lower-yielding securities, securities with greater credit risks or securities with other, less favorable features or terms than the security in which the Fund initially invested, thus potentially reducing the Fund’s yield. For example, corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Income Securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. Loans and mortgage- and other ABS are particularly subject to prepayment risk. In addition, the Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk. Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments. Prepayments could also result in tax liability in certain instances.

Liquidity Risk

The Fund may invest without limitation in Income Securities for which there is no readily available trading market or which are unregistered, restricted or otherwise illiquid or become illiquid, including certain high-yield securities. The Fund may also invest in privately issued securities of both public and private companies, which may be illiquid. For example, Common Equity Securities of private companies (including when held through an Investment Fund) are usually highly illiquid, and the Fund is usually able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that the Fund will be able to successfully arrange such transactions if and when it desires or that it will obtain favorable values upon the sale. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under

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the 1933 Act and certain commercial paper) may be treated as liquid for these purposes. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities, and securities of financially distressed or bankrupt issuers may be particularly illiquid. Loans typically are not registered with the SEC and are not listed on any securities exchange and may at times be illiquid. Loan investments through participations and assignments are typically illiquid. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in structured finance securities may be characterized by the Fund as illiquid securities. However, an active dealer or market may exist which would allow such securities to be considered liquid in some circumstances. The securities and obligations of foreign issuers, particular issuers in emerging markets, may be more likely to experience periods of illiquidity. Derivative instruments, particularly privately-negotiated or OTC derivatives, may be illiquid, although can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-traded derivative position. The Fund may not be able to readily dispose of illiquid securities and obligations at prices that approximate those at which the Fund could sell such assets and obligations if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The Fund may be adversely affected by market illiquidity, such as for Income Securities. Limited market making and capacity of market participants in certain securities or instruments and/or market dislocations may increase liquidity risk. Liquidity risk is heightened in a changing interest rate environment, particularly for fixed-income and other debt instruments.

Valuation of Certain Income Securities Risk

GPIM may use the fair value method to value investments if market quotations for them are not readily available or are deemed unreliable, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect net asset value. Because the secondary markets for certain investments may be limited, they may be particularly difficult to value. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. A security that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such securities may not equal the value at which the Fund carried the investment on its books, which would adversely affect the net asset value of the Fund.

Duration and Maturity Risk

The Fund has no set policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks. These risks include interest rate risk, credit risk and liquidity risks as discussed above. Generally speaking, the longer the duration of the Fund’s portfolio, the more exposure the Fund will have to interest rate risk described above.

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Below-Investment Grade Securities Risk

The Fund may invest in Income Securities rated below-investment grade or, if unrated, determined by GPIM to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below-investment grade quality involves substantial risk of loss and increased volatility, the risk of which is particularly acute under adverse economic conditions. Income Securities of below-investment grade quality are predominantly speculative by certain rating agencies with respect to the issuer’s continuing capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value or income due to adverse economic and issuer-specific developments, such as operating results and outlook and to real or perceived adverse economic and competitive industry conditions, compared to investment grade bonds. Securities of below-investment grade quality are often issued by companies that are restructuring, have limited track records of earnings or sales, are smaller and less creditworthy or are more highly leveraged or indebted than companies or are financially distressed, and therefore they typically have more difficulty making scheduled payments of principal and interest and are more volatile than higher-rated securities of similar maturity.

Generally, the risks associated with below-investment grade securities are heightened during times of weakening economic conditions or rising interest rates (particularly for issuers that are highly leveraged). If the Fund is unable to sell an investment at its desired time, the Fund may miss other investment opportunities while it holds investments it would prefer to sell, which could adversely affect the Fund’s performance. In addition, the liquidity of any Fund investment may change significantly over time as a result of market, economic, trading, issuer-specific and other factors. Accordingly, the performance of the Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Issuers of below-investment grade securities are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recessions and other adverse economic developments than more creditworthy issuers, which may impair their ability to make interest and principal payments. Income Securities of below-investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment.

Under unusual, weakening or adverse economic, market and/or political conditions (such as recessions or periods of rising unemployment), or during periods of changing interest rates, high yield securities may be particularly susceptible to credit and default risk (e.g., delinquencies, non-payment rates and losses could increase) and declines in market value or income could be substantial (or total) The market values, total return and yield for securities of below-investment grade quality tend to be more volatile than the market values, total return and yield for higher quality bonds, and the entire below-investment grade market can experience sudden and sharp swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s perception regarding below-investment grade securities. Securities of below-investment grade quality tend to be less liquid than investment grade debt securities and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/

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ask spreads, than higher-quality securities. Additionally, issuers of below-investment grade securities may have the right to “call” or redeem the issue prior to its maturity, which could result in the Fund having to reinvest in other below-investment grade or other securities at a lower interest rate or with other less favorable terms. This may be more likely during a declining interest rate environment. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. To the extent that a secondary market does exist for certain below-investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Please refer to “Liquidity Risk” for additional information. Investments in below-investment grade securities subject the Fund to prepayment risk. Please refer to “Prepayment Risk” for additional information. Because of the substantial risks associated with investments in below-investment grade securities, you could have an increased risk of losing money on your investment in Common Shares, both in the short-term and the long-term. To the extent that the Fund invests in securities that have not been rated by a nationally recognized statistical rating organization, the Fund’s ability to achieve its investment objective will be more dependent on GPIM’s credit analysis than would be the case when the Fund invests in rated securities. Please refer to “Management Risk” for additional information.

Investment in lower-medium and lower-rated debt securities may involve greater investment risk and the success of such investment is highly dependent on GPIM’s credit analysis. The value of securities of below-investment grade quality is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in prices of such securities by lessening the ability of issuers to make principal and interest payments. These securities may not be listed on an exchange and are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality securities because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

An economic downturn or individual corporate developments could adversely affect the market for these investments and reduce the Fund’s ability to sell these investments at an advantageous time or price. These or similar types of developments could cause below-investment grade securities to lose significant market value, including before a default occurs.

Structured Finance Investments Risk

The Fund’s structured finance investments may include residential and commercial mortgage-related and other ABS issued by governmental entities and private issuers. While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, these investments represent an interest in a pool of residential or commercial real estate or assets such as automobile loans, credit card receivables or student loans that have been securitized and provide for monthly or other periodic payments of interest and principal to the holder based from the cash flow of these assets. Holders of structured finance investments bear risks of the underlying investments, index or reference obligation and are subject to counterparty and other risks. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain

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structured finance investments enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured finance investments generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to accurately predict whether the prices of indices and securities underlying structured finance investments will rise or fall, these prices (and, therefore, the prices of structured finance investments) will be influenced by the same types of political, economic and other events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured finance investment owned by the Fund.

The Fund may invest in structured finance products collateralized by low grade or defaulted loans or securities. Investments in such structured finance products are subject to the risks associated with below-investment grade securities. Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

The Fund may invest in senior and subordinated classes issued by structured finance vehicles. The payment of cash flows from the underlying assets to senior classes take precedence over those of subordinated classes, and therefore subordinated classes are subject to greater risk. Furthermore, the leveraged nature of subordinated classes may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets.

Structured finance securities may be thinly traded or have a limited trading market. Structured finance securities are typically privately offered and sold, and thus are not registered under the securities laws. Structured finance investments are subject to liquidity risk and may be subject to risks associated with private placements and restricted securities. Please refer to “Liquidity Risk”, “Private Securities Risk” and “Risks Associated with Private Company Investments” for additional information.

As discussed below, structured finance securities, such as mortgage-backed securities, issued by non-governmental issuers are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and are typically subject to greater risk than those issued by such governmental entities. For example, privately issued mortgage-backed securities are not subject to the same underwriting requirements for underlying mortgages as those issued by governmental entities and, as a result, mortgage loans underlying such privately issued securities typically have less favorable underwriting characteristics (such as credit risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics).

Investments in structured finance securities generally are subject to many of the same risks that are applicable to investments in certain other types of securities, including currency risk, geographic

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emphasis risk, below-investment grade securities risk, leverage risk, prepayment and extension risk and regulatory risk. Generally, these securities are particularly subject to interest rate, market and credit risks and the risk that non-payment on underlying assets will result in a decline in the value of the securities.

Asset-Backed Securities Risk. The Fund may invest in ABS issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such ABS. Investors in ABS receive payments that are part interest and part return of principal or certain ABS may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors. As a result, these investments involve the risk, among other risks, that the borrower may default on its obligations backing the ABS and, thus, the value of and interest generated by such investment will decline. In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, ABS are subject to additional risks due to their structure.

During periods of declining interest rates, prepayment of borrowings underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. ABS are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments. In addition, the assets or collateral underlying an ABS may be insufficient or unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly.

While traditional fixed-income securities typically pay a fixed rate of interest until maturity, when the entire principal amount is due, an ABS represents an interest in a pool of assets that has been securitized and typically provides for monthly or quarterly payments of interest, at a fixed or floating rate, and may provide for payments of principal from the cash flow of these assets. This pool of assets (and any related assets of the issuing entity) is often the only source of payment for the ABS. The ability of an ABS issuer to make payments on the ABS, and the timing of such payments, is therefore dependent on collections on these underlying assets. The recoveries on the underlying collateral may not, in some cases, be sufficient to support payments on these securities, or may be unavailable in the event of a default and enforcing rights with respect to these assets or collateral may be difficult and costly, which may result in losses to investors in an ABS.

Generally, obligors may prepay the underlying assets in full or in part at any time, subjecting the Fund to prepayment risk related to the ABS it holds. While the expected repayment streams on ABS are determined by the contractual amortization schedules for the underlying assets, an

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investor’s yield to maturity on an ABS is uncertain and may be reduced by the rate and speed of prepayments of the underlying assets, which may be influenced by a variety of economic, social and other factors. Any prepayments, repurchases, purchases or liquidations of the underlying assets could shorten the average life of the ABS to an extent that cannot be fully predicted. Some ABS may be structured to include a period of rapid amortization triggered by events such as a significant rise in the default rate of the underlying collateral, a sharp drop in the credit enhancement level because of credit losses on the underlying assets, a specified regulatory event or the bankruptcy of the originator. A rapid amortization event will cause any revolving period to end earlier than expected and all collections on the underlying assets will be used to pay principal to investors earlier than expected. In general, the senior most securities will be paid prior to any payments being made on the subordinated securities, and if such payments are made earlier than expected, the Fund’s yield on such ABS may be negatively affected.

In addition, investments in ABS entail additional risks relating to the underlying pools of assets, including credit risk, default risk (such as a borrower’s default on its obligation and the default, failure or inadequacy or unavailability of a guarantee, if any, underlying the ABS intended to protect investors in the event of default) and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. The underlying assets of an ABS may include, without limitation, residential or commercial mortgages, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property, receivable from credit card agreements and automobile finance agreements, student loans, consumer loans, and income from other income streams, such as income from business loans. Moreover, additional risks relating to investments in ABS may arise principally because of the type of ABS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the ABS (such as their type or nature), the structure of such ABS, or the tranche or priority of the ABS held by the Fund (with junior or equity tranches generally carrying higher levels of risk).

Mortgage-Backed Securities Risk. Mortgage-Backed Securities (“MBS”) represent an interest in a pool of mortgages. MBS are subject to certain risks, such as: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the return to investors in such MBS); risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment and extension risks associated with the underlying assets of certain MBS, which can shorten the weighted average maturity and lower the return of the MBS, or lengthen the expected maturity, respectively, leading to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral.

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The value of MBS may be substantially dependent on the servicing of the underlying pool of mortgages. In addition, the Fund’s level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject the Fund to additional risk.

When market interest rates decline, more mortgages are refinanced and the securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, the market values of MBS decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of MBS is usually more pronounced than it is for other types of debt securities. In addition, due to instability in the credit markets, the market for some MBS has at times experienced reduced liquidity and greater volatility with respect to the value of such securities, making it more difficult to value such securities. The Fund may invest in sub-prime mortgages or MBS that are backed by sub-prime mortgages or defaulted or nonperforming loans, which may be subject to heightened risks compared to other MBS. See “Sub-Prime Mortgage Market Risk” below for more information.

Additional risks relating to investments in MBS may arise principally because of the type of MBS in which the Fund invests, with such risks primarily associated with the particular assets collateralizing the MBS and the structure of such MBS. For example, collateralized mortgage obligations (“CMOs”), which are MBS that are typically collateralized by mortgage loans or mortgage pass-through securities and multi-class pass-through securities, are commonly structured as equity interests in a trust composed of mortgage loans or other MBS. CMOs are usually issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. As a result of these and other structural characteristics of CMOs, CMOs may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other MBS, and may be more volatile or less liquid than other MBS. CMOs are further subject to certain risks specific to these securities. For example, the average life of CMOs is typically determined using mathematical models that incorporate prepayment and other assumptions that involve estimates of future economic and market conditions, which may prove to be incorrect, particularly in periods of heightened market volatility. Further, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities, resulting in price fluctuations greater than what would be expected from interest rate movements alone.

Non-agency MBS (i.e., MBS issued by commercial banks, savings and loans institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers)

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are subject to the risk that the value of such securities will decline because, among other things, the securities are not guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency MBS are not subject to the same underwriting requirements for underlying mortgages as agency MBS and, as a result, mortgage loans underlying non-agency MBS typically have less favorable underwriting characteristics (such as credit and default risk and collateral) and a wider range in terms (such as interest rate, term and borrower characteristics) than agency MBS. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS. For example, during periods of weakness or perceived weakness in the mortgage and real estate sectors, non-agency mortgage-related securities may experience greater price fluctuations and less liquidity than agency mortgage-related securities.

Moreover, the relationship between prepayments and interest rates may give some high-yielding MBS less potential for growth in value than conventional bonds with comparable maturities. In addition, during periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower interest rates than the interest rates that were carried by the obligations that have been prepaid. Because of these and other reasons, MBS’s total return and maturity may be difficult to predict precisely. To the extent that the Fund purchases MBS at a premium, prepayments (which may be made without penalty) may result in loss of the Fund’s principal investment to the extent of premium paid.

The general effects of inflation on the U.S. economy can be wide ranging, as evidenced by rising interest rates, wages, and costs of consumer goods and necessities. The long-term effects of inflation on the general economy and on any individual mortgagor are unclear, and in certain cases, rising inflation may affect a mortgagor’s ability to repay its related mortgage loan, thereby reducing the amount received by the holders of MBS with respect to such mortgage loan. Additionally, increased rates of inflation, as recently experienced, may negatively affect the value of certain MBS in the secondary market. In addition, during periods of declining economic conditions, losses on mortgages underlying MBS generally increase. Mortgage-backed securities generally are classified as either CMBS or RMBS, each of which are subject to certain specific risks. CMBS and RMBS are also subject to risks similar to those associated with investing in real estate, such as the possible decline in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, changes in interest rates and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive.

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MBS, including CMBS and RMBS, are subject to the risks of ABS generally and are particularly sensitive to credit risk, changes in interest rates and developments in the commercial or residential real estate markets, and the overall market and other economic developments (e.g., a rise in unemployment rate may cause a rise in delinquencies in mortgages underlying mortgage-related securities). Because changing interest rates tend to adjust the duration of fixed-rate mortgage-backed securities. As a result, a changing interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile and increase the risk that payments on principal may occur more quickly (or earlier) or slower (or later) than expected, each of which may adversely affect the Fund’s holdings of mortgage-backed securities. For example, a rising interest rate environment will generally cause the average life of these securities to extend, which may lock in a below-market interest rate, increase the security’s duration and increase sensitivity to further interest rate changes. This may negatively affect the Fund’s returns because the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Rising interest rates generally result in a decline in the value of mortgage-backed securities, such as MBS. In addition, in general, a decline of housing values and other economic developments (such as a rise in unemployment rates or a slowdown in the overall economy) may cause delinquencies or non-payment in mortgages (particularly sub-prime and non-prime mortgages) underlying MBS, which would likely adversely impact the ability of the issuer to make principal and/or interest payments timely or at all to holders of MBS and negatively affect the Fund’s investments in such MBS.

Commercial Mortgage-Backed Securities Risk. CMBS are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. The value of, and income generated by, investments in CMBS are subject to the risks of ABS and mortgage-related securities generally, as well as the commercial real estate markets and the real estate securing the underlying mortgage. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or mortgage-related securities.

CMBS are subject to particular risks, such as those associated with lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than residential lending, because commercial lending typically involves larger loans to single borrowers or groups of related borrowers than residential mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom, which can be affected by, among other things: tenant mix, success of tenant businesses, property management decisions,

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property location and condition, competition from comparable types of properties, changes in laws that increase operating expense or limit rents that may be charged, any need to address environmental contamination at the property, the occurrence of any uninsured casualty at the property, changes in national, regional or local economic conditions and/or specific industry segments, declines in regional or local or other real estate values, public health conditions, declines in regional or local rental or occupancy rates, increases in interest rates, real estate tax rates and other operating expenses, change in governmental rules, regulations and fiscal policies, including environmental legislation, acts of God, terrorism, social unrest and civil disturbances.

Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. Economic downturns, rises in unemployment, tightening lending standards and increased interest and lending rates, developments adverse to the commercial real estate markets, and other developments that limit or reduce demand for commercial retail and office spaces (including continued or expanded remote working arrangement) as well as increased maintenance or tenant improvement costs and costs to convert properties for other uses adversely impact these investments. For example, economic decline in the businesses operated by the tenants of office or retail properties may increase the likelihood that the tenants may be unable to pay their rent or that properties may be unable to attract or retain tenants at all or on favorable terms for the commercial real estate owners, resulting in vacancies (potentially for extended periods) and losses. These developments could also result from, among other things, population shifts and other demographic changes, changing tastes and preferences as well as cultural, technological, working or economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. Moreover, mortgage-related securities, including CMBS, are subject to (in some cases to a greater extent) general investment, economic, market and/or geopolitical risks that affect general economic conditions and financial markets, such as pandemics, armed conflicts, energy supply or price disruptions, natural disasters and man-made disasters, which may have a significant effect on the underlying commercial mortgage loans and real estate. In addition, adverse developments in the local, regional and national economies affect consumer spending and can have a significant effect on the success of a retail space. Further, increased competition in the market of a retail property through the addition of competing properties nearby can adversely impact the success of a retail property, even if the local, regional and national economies are doing well. Retail properties are also subject to conditions that could negatively affect the retail sector, such as increased unemployment, increased federal income and payroll taxes, increased health care costs, increased state and local taxes, increased real estate taxes, industry slowdowns, lack of availability of consumer credit, weak income growth, increased levels of consumer debt, poor housing market conditions, adverse weather conditions, natural disasters, plant closings, and other factors. Similarly, local real estate conditions, such as an oversupply of, or a reduction in demand for, retail space or retail goods, and the supply and creditworthiness of current and prospective tenants may negatively impact those retail properties. The occurrence of

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any of the foregoing or similar developments would likely increase the risks associated with these investments, such as the default risk for the properties and loans underlying the CMBS investments, and adversely impact the value of, and income generated by, these investments and the underlying properties or loans. These developments could also result in reduced liquidity for CMBS. CMBS are also subject to the risk that the value of, and income generated by, such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise and, thus, would be subject to similar risks as non-agency MBS. CMBS often are issued in the form of several different tranches. Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. CMBS are often subject to credit, default, prepayment and liquidity and valuation risks and may experience greater price volatility than other types of ABS or MBS.

Additional risks may be presented by the type and use of a particular commercial property. Special risks are presented by hotels, hospitals, nursing homes, hospitality properties and certain other property types. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The exercise of remedies and successful realization of liquidation proceeds relating to CMBS may be highly dependent on the performance of the servicer or special servicer. There may be a limited number of special servicers available, particularly those that do not have conflicts of interest.

Residential Mortgage-Backed Securities Risk. Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. RMBS are particularly subject to the credit risk of the borrower. Credit-related risk on RMBS primarily arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS are issued. RMBS are also subject to the risks of MBS generally and the residential real estate markets. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower. For example, borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. The risk of non-payment is greater for RMBS that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. RMBS are also subject to risks associated with the actions of mortgage lenders in the marketplace. Such lenders may adjust their loan programs and underwriting standards, which may reduce the availability of mortgage credit to prospective mortgagors. This may result in

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limited financing alternatives for mortgagors seeking to refinance their existing loans, which may in turn result in higher rates of delinquencies, defaults and losses on mortgages. If a residential mortgage loan is in default, foreclosure on the related residential property may be a lengthy and difficult process involving significant legal and other expenses. The net proceeds obtained by the holder on a residential mortgage loan following the foreclosure on the related property may be less than the total amount that remains due on the loan. The prospect of incurring a loss upon the foreclosure of the related property may lead the holder of the residential mortgage loan to restructure the residential mortgage loan or otherwise delay the foreclosure process.

Income from and values of RMBS also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties.

Sub-Prime Mortgage Market Risk. Loans made to lower quality borrowers, including those of sub-prime quality, may be underlying assets for an asset-backed security. Loans to such borrowers involve a higher degree of credit, default and the other risks to which MBS are subject, as discussed above. As a result, values of ABS backed by lower quality loans are more likely than others to suffer significant declines due to defaults, delays or the perceived risk of defaults or delays.

The residential mortgage market in the United States has at times experienced difficulties that may adversely affect the performance and market value of certain mortgages and MBS. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased at times and may again increase, and a decline in or flattening of housing values (as has been experienced at times and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have at times experienced serious financial difficulties or bankruptcy. Largely due to the foregoing, reduced investor demand for mortgage loans and MBS and increased investor yield requirements has at times caused limited liquidity in the secondary market for certain MBS, which can adversely affect the market value of MBS. It is possible that such limited liquidity in such secondary markets could occur again or worsen. If the economy of the United States deteriorates, the incidence of mortgage foreclosures, especially sub-prime mortgages, may increase, which may adversely affect the value of any MBS owned by the Fund.

Any increase in prevailing market interest rates may result in increased payments for borrowers who have adjustable rate mortgages. Moreover, with respect to hybrid mortgage loans after their initial fixed rate period, interest-only products or products having a lower rate, and with respect to mortgage loans with a negative amortization feature which reach their negative amortization cap, borrowers may experience a substantial increase in their monthly payment even without an increase in prevailing market interest rates. Increases in payments for borrowers

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may result in increased rates of delinquencies and defaults on residential mortgage loans underlying the RMBS.

Future legislation or regulation, may have significant impacts on the mortgage market generally and may result in a reduction of available transactional opportunities for the Fund or an increase in the cost associated with such transactions and may adversely impact the value of RMBS.

During the mortgage crisis, originators and servicers of residential and commercial mortgage loans experienced serious financial difficulties. Similar difficulties may occur in the future and affect the performance of RMBS and CMBS, particularly non-agency RMBS and CMBS, and especially those of sub-prime quality. There can be no assurance that originators and servicers of mortgage loans will not continue to experience serious financial difficulties or experience such difficulties in the future, including becoming subject to bankruptcy or insolvency proceedings, or that underwriting procedures and policies and protections against fraud will be sufficient in the future to prevent such financial difficulties or significant levels of default or delinquency on mortgage loans.

CLO, CDO and CBO Risk. The Fund may invest in CDOs, CBOs and CLOs. A CDO is an ABS whose underlying collateral is typically a portfolio of other structured finance debt securities or synthetic instruments issued by another ABS vehicle. A CBO is an ABS whose underlying collateral is a portfolio of bonds. A CLO is an ABS whose underlying collateral is a portfolio of bank loans.

In addition to the general risks (such as interest rate risk, prepayment risk, extension risk, market risk, credit risk and liquidity and valuation risk) associated with credit or debt securities discussed herein, CLOs, CDOs and CBOs are subject to additional risks due to their complex structure and highly leveraged nature. Additionally, the Fund’s investment in CLOs, CDOs and CBOs will provide it with indirect exposure to the underlying collateral; this indirect investment structure presents certain risks to the Fund. For example, the Fund’s interest in CLO securities may be less liquid than the loans held by the CLO; thus, it may be more difficult for the Fund to dispose of CLO securities than it would be for the Fund to dispose of loans if it held such loans directly. Additionally, CLOs, CDOs and CBOs normally charge management fees and administrative expenses, which fees and expenses would be borne by the Fund.

CLOs, CDOs and CBOs are subject to risks associated with the involvement of multiple transaction parties related to the underlying collateral and disruptions that may occur as a result of the restructuring or insolvency of the underlying obligors, which are generally corporate obligors. Unlike a consumer obligor that is generally obligated to make payments on the collateral backing an ABS, the obligor on the collateral backing a CLO, a CDO or a CBO may have more effective defenses or resources to cause a delay in payment or restructure the underlying obligation. If an obligor is permitted to restructure its obligations, distributions from collateral securities may not be adequate to make interest or other payments.

The performance of CLOs, CDOs and CBOs depends primarily upon the quality of the underlying assets and the level of credit support or enhancement in the structure and the relative priority

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of the interest in the issuer of the CLO, CDO or CBO purchased by the Fund. In general, CLOs, CDOs and CBOs are actively managed by an asset manager that is responsible for evaluating and acquiring the assets that will collateralize the CLO, CDO or CBO. The asset manager may have difficulty in identifying assets that satisfy the eligibility criteria for the assets and may be restricted from trading the collateral. These criteria, restrictions and requirements, while reducing the overall risk to the Fund, may limit the ability of GPIM to maximize returns on the CLOs, CDOs and CBOs if an opportunity is identified by the collateral manager. In addition, other parties involved in CLOs, CDOs and CBOs, such as credit enhancement providers and investors in senior obligations of the CLO, CDO or CBO may have the right to control the activities and discretion of GPIM in a manner that is adverse to the interests of the Fund. A CLO, CDO or CBO generally includes provisions that alter the priority of payments if performance metrics related to the underlying collateral, such as interest coverage and minimum overcollateralization, are not met. These provisions may cause delays in payments on the securities or an increase in prepayments depending on the relative priority of the securities owned by the Fund. CLO securities carry additional risks due to the complex structure and highly leveraged nature of a CLO. CLOs issue classes or “tranches” that vary in risk and yield. CLOs, CDOs and CBOs issue classes or “tranches” that vary in risk and yield. The failure of a CLO, CDO or CBO to make timely payments on a particular tranche may have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLOs, CDOs and CBOs may be subject to deferral. If cashflows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on the CLOs, CDOs and CBOs, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the issuer to pay such deficiency will be extinguished.

Securities issued by CLOs, CDOs and CBOs may experience substantial losses due to defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The value of securities issued by CLOs, CDOs and CBOs also may decrease because of, among other developments, changes in market value; changes in the market’s perception of the creditworthiness of the servicer of the assets, the originator of an asset in the pool, or the financial institution or fund providing credit support or enhancement; loan performance and prices; broader market sentiment, including expectations regarding future loan defaults, liquidity conditions and supply and demand for structured products.

The Fund may invest in senior, rated tranches as well as mezzanine and subordinated tranches of CLOs. As a result, the CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not

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have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

Investments in CLOs, CDOs and CBOs will expose the Fund to financial leverage and, thus expose the Fund to the risks associated with financial leverage (such as higher risk of volatility and magnified financial losses). CLOs, CDOs and CBOs are generally privately offered and sold and are not registered under securities laws and may be illiquid. Further, the complex nature of CLOs, CDOs and CBOs may lead to disputes with the issuer or other investors and/ or unexpected investment results. CLOs, CDOs and CBOs are also subject to the risk that distributions from the underlying collateral may be inadequate to make interest or other payments and that the underlying collateral may default or decline in value or quality and may be subject to risks associated with investments in high yield, below-investment grade and unrated securities. The risks associated with these investments depend in part on the types of collateral underlying the CLO, CDO or CBO and the class or tranche in which the Fund invests, with certain classes or tranches being subject to heightened risks.

Risk-Linked Securities Risk. RLS are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low-severity, high-probability events (such as auto collision coverage), the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical RLS are exposed to the risks from high-severity, low-probability events such as that posed by major earthquakes or hurricanes. RLS represent a method of reinsurance, by which insurance companies transfer their own portfolio risk to other reinsurance companies and, in the case of RLS, to the capital markets. A typical RLS provides for income and return of capital similar to other fixed-income investments, but involves full or partial default (or loss) if losses resulting from a certain catastrophe exceeded a predetermined amount. In essence, investors invest funds in RLS and if a catastrophe occurs that “triggers” the RLS, investors may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. RLS can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insure-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of RLS may be difficult to assess. No active trading market may exist for certain RLS, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

CLO Subordinated Notes Risk. The Fund may invest in any portion of the capital structure of CLOs (including the subordinated, residual and deep mezzanine debt tranches). The most senior tranches have the lowest yield but the lowest level of risk relative to other tranches, as they

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are senior in priority to the more junior tranches with respect to payments made by the CLO. Conversely, the most subordinated tranches have the highest potential yield relative to other tranches but also the highest level of risk relative to the other tranches, as they are the lowest in the priority of payments. Thus, losses on underlying assets are borne first by the holders of the most subordinate tranche, followed by the second-most subordinated tranche, and so forth. A CLO may experience substantial losses attributable to loan defaults or sales of underlying assets at a loss (due to a decline in market value of such assets or otherwise). The Fund’s investment in a CLO may decrease in market value because of, among other developments, (i) loan defaults or credit impairment; (ii) losses that exceed the subordinate tranches; (iii) an event of default occurring under a CLO, which could lead to acceleration and/or liquidation of the assets at a loss; (iv) market anticipation of defaults; (v) investor aversion to CLO securities as a class; and (vi) poor performance of the CLO’s manager. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches. Senior tranches are also subject to the risk that junior tranches may disappear, eliminating the protection such junior tranches normally provide more senior tranches. In addition, the subordinated tranche does not receive ratings and is considered the riskiest portion of the capital structure of a CLO. The subordinate tranche is junior in priority of payment to the more senior tranches of the CLO and is subject to certain payment restrictions. As a result, the subordinated tranche bears the bulk of defaults from the loans in the CLO. In addition, the subordinated tranche generally has only limited voting rights and generally does not benefit from any creditors’ rights or ability to exercise remedies under the indenture governing the CLO notes. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

The subordinated tranche is unsecured and ranks behind all of the secured creditors, known or unknown, of the CLO issuer, including the holders of the secured notes it has issued. Consequently, to the extent that the value of the issuer’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets, prepayment or changes in interest rates, the value of the subordinated tranche realized at redemption could be reduced. If a CLO breaches certain tests set forth in the CLO’s indenture, excess cash flow that would otherwise be available for distribution to the subordinated tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the subordinated tranche investors (and potentially other investors in lower priority rated tranches) may experience a partial or total loss of their investment. Accordingly, the subordinated tranche may not be paid in full and may be more vulnerable to loss, including up to 100% loss. At the time of issuance, the subordinated tranche of a CLO is typically under-collateralized in that the liabilities of a CLO at inception exceed its total assets.

The leveraged nature of subordinated notes may magnify the adverse impact on the subordinated notes of changes in the market value of the investments held by the issuer, changes in the distributions on those investments, defaults and recoveries on those investments, capital gains

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and losses on those investments, prepayments on those investments and availability, prices and interest rates of those investments.

Subordinated notes are not guaranteed by another party. There can be no assurance that distributions on the assets held by the CLO will be sufficient to make any distributions or that the yield on the subordinated notes will meet the Fund’s expectations. Investments in the subordinated tranche of a CLO are generally less liquid than CLO debt tranches and subject to extensive transfer restrictions, and there may be no market for subordinated notes. Therefore, the Fund may be required to hold subordinated notes for an indefinite period of time or until their stated maturity. Certain mezzanine tranches in which the Fund may invest may also be subject to certain risks similar to risks associated with investment in the subordinated tranche.

Risks Associated with Structured Notes

Investments in structured notes involve risks associated with the issuer of the note and the reference instrument. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Senior Loans Risk

The Fund may invest in senior secured floating rate Loans made to corporations and other nongovernmental entities and issuers (“Senior Loans”). Senior Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets of the borrower, including stock owned by the borrower in its subsidiaries, that is senior to that held by junior lien creditors, subordinated debt holders and stockholders of the borrower. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of the applicable issuer. An investment in Senior Loans involves the risk that the borrowers under Senior Loans may default on their obligations to pay principal and/or interest when due or at all. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and will adversely affect the Fund.

There is less readily-available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is rarely a minimum rating or other independent evaluation of a borrower or its securities, and GPIM relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of GPIM with respect to investments in Senior Loans. GPIM’s judgment about the credit quality of a borrower may be wrong.

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The risks associated with Senior Loans of below-investment grade quality are similar to the risks of other lower grade Income Securities, although Senior Loans are typically senior in payment priority and secured on a senior priority basis, in contrast to subordinated and unsecured Income Securities.

Senior Loans’ higher priority has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than certain other lower grade Income Securities, which may have fixed interest rates. The Fund’s investments in Senior Loans are typically below-investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the Fund’s NAV and income distributions. Further, transactions in Senior Loans typically settle on a delayed basis and may take longer than seven days to settle. As a result, the Fund may receive the proceeds from a sale of a Senior Loan on a delayed basis which may affect the Fund’s ability to repay debt, to pay dividends, to pay expenses, or to take advantage of new investment opportunities. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value.

Economic and other events (whether real or perceived) can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices of the Senior Loans and cause the Fund’s NAV per share to fall or otherwise adversely impact the Fund’s investments in Senior Loans. The frequency and magnitude of such changes cannot be predicted.

Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates. Senior Loans may be structured as floating rate instruments in which the interest rate payable on the obligations fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment, causing the Fund to experience a reduction in the income it receives from a Senior Loan. Interest rate changes may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, or changing interest rates (notably increases), delinquencies and losses generally increase, sometimes dramatically, with respect to obligations under such loans. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a Senior Loan may lose significant market value before a default occurs.

No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets and normally make it more difficult to value Senior Loans (particularly those that are illiquid). Adverse market conditions may impair the liquidity of some actively traded Senior Loans, meaning that the Fund may not be able to sell them quickly at a desirable price. To the extent that a secondary market does exist for certain

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Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Although the Senior Loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. If the terms of a Senior Loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Such Senior Loans involve a greater risk of loss or illiquidity. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate or otherwise adversely affect the priority of the Senior Loans to presently existing or future indebtedness of the borrower or could take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of Senior Loans.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This could increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements in order to make or hold certain debt investments, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund’s investments in Senior Loans may be subject to lender liability risk. Lender liability refers to a variety of legal theories generally founded on the premise that a lender has violated a duty of good faith, commercial reasonableness and fair dealing or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability. In addition, under common law principles that in some cases form the basis for lender liability claims, a court may elect to subordinate the claim of an offending lender or bondholder (or group of offending lenders or bondholders) to the claims of a disadvantaged creditor (or group of creditors).

Senior Loans are subject to legislation and regulation risk, including the risk that regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, which could adversely affect the availability of Senior Loans for investment by the Fund. Future legislation or regulations could decrease or eliminate sources of funding for certain borrowers and impose

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requirements on financial institutions, including with respect to capital requirements, which could increase default, liquidity and other risks to which the Fund is already subject. Economic exposure to Senior Loans through the use of derivatives transactions may involve greater risks than if the Fund had invested in the Senior Loan interest directly during a primary distribution or through assignments or participations in a loan acquired in secondary markets since, in addition to the risks described above, derivatives transactions to gain exposure to Senior Loans may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks associated with derivatives discussed herein.

Second Lien Loans Risk

The Fund may invest in “second lien” secured floating rate Loans made by public and private corporations and other non-governmental entities and issuers for a variety of purposes (“Second Lien Loans”). Second Lien Loans are typically second in right of payment and/or second in right of priority with respect to collateral remedies to one or more Senior Loans of the related borrower. Second Lien Loans are subject to the same risks associated with investment in Senior Loans and other lower grade Income Securities. However, Second Lien Loans are second in right of payment and/or second in right of priority with respect to collateral remedies to Senior Loans and therefore are subject to the additional risk that the cash flow of the borrower and/or the value of any property securing the Loan may be insufficient to meet scheduled payments or otherwise be available to repay the Loan after giving effect to payments in respect of a Senior Loan, including payments made with the proceeds of any property securing the Loan and any senior secured obligations of the borrower. Second Lien Loans are expected to have greater price volatility and exposure to losses upon default than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure.

Subordinated Secured Loans Risk

Subordinated secured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans and below-investment grade securities. However, such loans may rank lower in right of payment than any outstanding Senior Loans, Second Lien Loans or other debt instruments with higher priority of the borrower and therefore are subject to additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments and repayment of principal in the event of default or bankruptcy after giving effect to the higher ranking secured obligations of the borrower. Subordinated secured Loans are expected to have greater price volatility than Senior Loans and Second Lien Loans and may be less liquid.

Unsecured Loans Risk

Unsecured Loans generally are subject to similar risks as those associated with investment in Senior Loans, Second Lien Loans, subordinated secured Loans and below-investment grade securities. However, because unsecured Loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be

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insufficient to meet scheduled payments and repayment of principal after giving effect to any higher ranking obligations of the borrower. Unsecured Loans are expected to have greater price volatility than Senior Loans, Second Lien Loans and subordinated secured Loans and may be less liquid.

Loans and Loan Participations and Assignments Risk

The Fund may invest in loans directly or through participations or assignments. The Fund may purchase Loans on a direct assignment basis from a participant in the original syndicate of lenders or from subsequent assignees of such interests. The Fund may also purchase, without limitation, participations in Loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. The Fund’s interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor, which leads to the risk of subordination to other creditors. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund may not be able to conduct the same due diligence on the borrower with respect to a Loan that the Fund would otherwise conduct. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the Loan. Lenders selling a participation and other persons interpositioned between the lender and the Fund with respect to a participation will likely conduct their principal business activities in the banking, finance and financial services industries. Because the Fund may invest in participations, the Fund may be more susceptible to economic, political or regulatory occurrences affecting such industries.

Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans, increase the risks associated with such investments and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell its interest in a loan at an advantageous time or price. The resale, or secondary, market for loans is currently growing, but may become more limited or more difficult to access, and such changes may be sudden and unpredictable. Transactions in loans are often subject to long settlement periods (in excess of the standard T+1 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or

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to use proceeds to meet its current obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices or taking other actions necessary to raise cash to meet its obligations such as borrowing from a bank or holding additional cash, particularly during periods of unusual market or economic conditions or financial stress. Investments in loans can also be difficult to value accurately because of, among other factors, limited public information regarding the loan or the borrowers. Risks associated with investments in loans are increased if the loans are secured by a single asset. Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. For example, the interest rates on floating rate loans typically adjust only periodically and therefore the interest rate payable under such loans may significantly trail market interest rates. The potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited.

The Fund invests in or is exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. Exposure may also be obtained to covenant-lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or reissued loans and similar debt obligations may not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets by providing certain information and consent rights to lenders. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under an agreement that is not covenant-lite. The Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default as the lender may not have the opportunity to negotiate with the borrower prior to default. As a result, investments in (or exposure to) covenant-lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. The Fund may have a greater risk of loss on investments in (or exposure to) covenant-lite obligations as compared to investments in traditional loans. In addition, the Fund may receive less or less frequent financial reporting from a borrower under a covenant-lite obligation, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline.

In certain circumstances, the Adviser or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, nonpublic information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Adviser, GPIM

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or the Fund determines to avoid or to not receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors that do receive such information, and the Fund may not be able to take advantage of other investment opportunities that it may otherwise have. The Adviser or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Adviser or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected.

The Fund is subject to other risks associated with investments in (or exposure to) loans and other similar obligations, including that such loans or obligations may not be considered “securities” under federal securities laws and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Unfunded Commitments Risk

Certain of the loan participations or assignments acquired by the Fund may involve unfunded commitments of the lenders, revolving credit facilities, delayed draw credit facilities or other investments under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). These commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loans and related investments in the Fund’s portfolio.

Mezzanine Investments Risk

The Fund may invest in certain lower grade securities known as “Mezzanine Investments,” which are subordinated debt securities that are generally issued in private placements in connection with an equity security (e.g., with attached warrants) or may be convertible into equity securities. Mezzanine Investments are subject to the same risks associated with investment in Senior Loans, Second Lien Loans and other lower grade Income Securities. However, Mezzanine Investments may rank lower in right of payment than any outstanding Senior Loans and Second Lien Loans of the borrower, or may be unsecured (i.e., not backed by a security interest in any specific collateral), and are subject to the additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Mezzanine Investments are expected to have greater price volatility and exposure to losses upon default than Senior Loans and Second Lien Loans and may be less liquid.

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Distressed and Defaulted Securities Risk

Investments in the securities of financially distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. GPIM’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong.

Convertible Securities Risk

Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities have economic characteristics similar to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments.

The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred Securities/Preferred Stock Risk

The Fund may invest in preferred stock, which represents the senior residual interest in the assets of an issuer after meeting all claims, with priority to corporate income and liquidation payments

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over the issuer’s common stock, to the extent proceeds are available after paying any more senior creditors. As such, preferred stock is inherently riskier than the bonds and other debt instruments of the issuer, but less risky than its common stock. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip (in the case of “non-cumulative” preferred stocks) or defer (in the case of “cumulative” preferred stocks) dividend payments. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. If the Fund owns preferred stock that is deferring its distributions, the Fund may be required to report income for U.S. federal income tax purposes while it is not receiving cash payments corresponding to such income. When interest rates fall below the rate payable on an issue of preferred stock or for other reasons, the issuer may redeem the preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt and common stock. Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stocks may be subject to greater credit risks than equity instruments as well as risks related to limited voting rights, special redemption rights and deferred and omitted distributions.

Foreign Securities Risk

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated Income Securities of corporate and governmental issuers located outside the United States.

Investing in foreign issuers may involve heightened risks and certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political (including geopolitical), market and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers, and may be subject to less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements which limit the quality and availability of financial information. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. In addition, such investments are subject to other adverse diplomatic or geopolitical developments, which may include the imposition of economic or trade sanctions (which effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities) or other measures by the U.S. or other governments and supranational organizations, changes in trade policies, or conflicts that may render the holdings illiquid or even worthless. When the United States is a significant trading partner of a foreign country

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in which the Fund may invest or be exposed to, such foreign country may be particularly sensitive to changes in U.S. foreign trading policies, including the threat or actual institution of tariffs. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. The Fund may also invest in U.S. dollar-denominated Income Securities of foreign issuers, which are subject to many of the risks described above regarding Income Securities of foreign issuers denominated in foreign currencies. These risks are heightened under adverse economic, market, geopolitical and other conditions.

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. In addition, fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in U.S. dollars. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation that exists in the United States.

Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid, less valuable or more difficult to value. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, such as those that have been impacted against Russia and other countries and that may further be imposed could vary broadly in scope, and their impact is difficult to accurately predict. For example, the imposition of sanctions and other

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similar measures likely would, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could significantly delay or prevent the settlement of securities transactions or their valuation, and significantly impact the Fund’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advance notice.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets may be more volatile than U.S. markets and offer less protection to investors. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Similar foreign investment risks may apply to futures contracts and other derivative instruments in which the Fund invests that trade on foreign exchanges. The value of derivative and other instruments denominated in or that pay revenues in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such instruments held by the Fund. Foreign settlement procedures also may involve additional risks.

American depositary receipts (“ADRs”) are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Securities denominated in foreign currencies may experience (positive or negative) changes in value due to changes in the value of the currency in which they are denominated relative to the U.S. dollar. The values of foreign currencies may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar or by unfavorable currency regulations imposed by foreign governments. Specifically, the Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Furthermore, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund may seek to hedge its exposures to foreign

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currencies but it is not required to do so. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Emerging Markets Risk

The Fund may invest up to 10% of its total assets in Income Securities the issuers of which are located in countries considered to be emerging markets, and investments in such securities are considered speculative. Investing in securities in emerging countries generally entails greater risks than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities and are subject to risks in addition to the risks associated with investing in foreign securities. These risks are elevated at times based on adverse conditions, including macroeconomic, geopolitical and global health conditions, and these risks include: (i) less social, political and economic stability (including the lack or inadequacy of the ability to remedy natural or man-made disasters, such as pandemics or climate change) and potentially more volatile currency exchange rates, currency blockage or transfer restrictions and currency devaluation; (ii) the small size of and lack of development of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays), potentially low or nonexistent volume of trading, and less established financial market operations, which may result in a lack of liquidity, greater price volatility, higher brokerage and other transaction costs and delay in settlements or otherwise less developed settlement systems, and/or a higher risk of failed trades or other trading issues; (iii) national policies (including sanctions programs or tariffs) which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress (such as limits on rights and remedies available to the Fund or impediments to bringing litigation or enforcing judgments) for investment losses and injury to private property, or otherwise less developed legal systems; (vi) confiscation, expropriation and nationalization of private properties; (vii) lower levels of government regulation, which could lead to market manipulation or disruption, and less extensive and transparent accounting, auditing, recordkeeping, financial reporting and other requirements and standards, which limit the quality, reliability and availability of financial information and limited information about issuers and securities as well as increased difficulty in valuation of securities in emerging markets; (viii) high rates of inflation for prolonged periods and rapid interest rate changes; (ix) dependence on a few key trading partners and heightened sensitivity to adverse political (including geopolitical) or social events and conditions affecting the global economy and the region where an emerging market is located compared to developed market securities, which can change suddenly and significantly, and periods of economic, social or political instability; (x) particular sensitivity to global economic conditions, including adverse effects stemming from recessions, depressions, or other economic crises, or armed conflicts and other hostilities, or reliance on international or other forms of aid, including trade, taxation and development policies; and (xii) heightened risks of war and ethnic, religious and racial conflicts. Furthermore, foreign investors may be required to register

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the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. To the extent that the economy of an emerging market is particularly dependent on one or a few commodities or industries, any adverse events affecting those particular commodities or industries will likely negatively impact the profitability of issuers economically tied to that emerging market. In addition, government actions with respect to financial markets and economies in emerging markets or assets and foreign ownership of emerging market companies could adversely affect trading conditions for, and the values of, emerging market securities or otherwise negatively impact investments in such securities. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened in market environments where interest rates are changing, notably when rates are rising. Such emerging market countries could also subject the Fund to greater risk associated with the custody of its securities than developed markets, which may adversely affect the Fund. The Fund may also be subject to credit spread risk, which is the risk that economic and market conditions, or any actual or perceived credit deterioration, may lead to an increase in credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in the price of an issuer’s securities. These risks are heightened for investments in frontier markets.

GPIM has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, GPIM may take into account specific or general factors that GPIM deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. In addition, the impact of the economic and public health situation in emerging market countries may be greater due to their generally less established healthcare systems and capabilities with respect to fiscal and monetary policies, which may exacerbate other pre-existing political, social and economic risks.

Foreign Currency Risk

The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease

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in response to changes in the value of such currency in relation to the U.S. dollar. Fluctuations in currency exchange fees and restrictions on costs associated with the exchange of currencies may adversely affect the value of the Fund’s investments. Finally, the Fund’s distributions are paid in U.S. dollars, and to the extent the Fund’s investments and other assets are denominated in currencies other than the U.S. dollar, there is a risk that the value of any distribution from such assets may decrease if the currency in which such assets or distributions are denominated falls in relation to the value of the U.S. dollar. The Fund may seek to hedge its exposures to foreign currencies but may, at the discretion of GPIM, at any time limit or eliminate foreign currency hedging activity. To the extent the Fund does not hedge (or is unsuccessful in seeking to hedge) its foreign currency risk, the value of the Fund’s assets and income could be adversely affected by currency exchange rate movements.

Sovereign Debt Risk

Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks in addition to those associated with debt investments and foreign investment, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political, social and other local, regional and global considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to various factors, such as the extent of its foreign reserves, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties and other political and social considerations. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. There can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/ or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by

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foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is greater for issuers in emerging markets than issuers in developed countries and certain emerging market countries have at times declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have at times experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

The Fund may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, the Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.

Common Equity Securities Risk

The Fund may invest up to 50% of its total assets in Common Equity Securities. An adverse event, such as an unfavorable earnings report or other corporate development, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market, so a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. Please refer to “Investment and Market Risks” for more information. Common Equity Securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market and the economy overall, and broader domestic and international political and economic events. The prices of Common Equity Securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production and other costs and competitive conditions within an industry. The value of a particular common stock held by the Fund may decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. At times, stock markets can be volatile and stock prices can change substantially and suddenly. While broad market measures of Common Equity Securities have historically generated higher average returns than most Income Securities, Common Equity Securities have also experienced significantly more volatility in those returns. Common Equity Securities in which the Fund may invest are structurally subordinated to preferred stock, bonds and other debt instruments

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in a company’s capital structure in terms of priority to corporate income and are therefore inherently riskier than preferred stock or debt instruments of such issuers. Dividends on Common Equity Securities which the Fund may hold are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of the Common Equity Securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Equity securities have experienced heightened volatility over certain periods and, therefore, the Fund’s investments in equity securities are subject to heightened risks related to volatility and would likely also be subject to such risks in adverse market, economic, geopolitical and public health conditions in the future. Please refer to “Distribution Rate Risk” for more information.

Risks Associated with the Fund’s Covered Call Option Strategy and Put Options

The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its covered call option strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skills and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund may write call options on individual securities, securities indices, ETFs and baskets of securities. The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time or on expiration, depending on the terms. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument upon exercise of the option. A call option is “covered” if the Fund owns the security or instrument underlying the call or has an absolute right to acquire the security or instrument without additional cash consideration (or, if additional cash consideration is required, cash or assets determined to be liquid by GPIM in such amount are designated or earmarked on the Fund’s books and records). A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in designated assets determined to be liquid by GPIM as described above. As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security or instrument covering the call option during an option’s life. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. For certain types of options, the writer of the option will have no control over the time when it may be required to fulfill its obligation under the option.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid.

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As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

As part of its strategy, the Fund may not sell “naked” call options on individual securities (i.e., options representing more shares of the stock than are held in the portfolio).

There can be no assurance that a liquid market will exist if and when the Fund seeks to close out an option position. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security or instrument at the exercise price.

The Fund may purchase and write exchange-listed and OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors and other instruments generally will be OTC options. OTC options differ from exchange-listed options in several respects. They are transacted directly with the dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. OTC options are subject to heightened counterparty, credit, liquidity and valuation risks. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The hours of trading for options may not conform to the hours during which the underlying securities are traded. The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

The Fund may also purchase put options and write covered put options. As a seller of put options, the Fund bears the risk of loss if the value of the underlying security or instrument declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the security or instrument underlying the put option at a price greater than the market price of the security or instrument at the time of exercise plus the put premium the Fund received when it wrote the option. The Fund’s potential gain in writing a put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option; however, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Real Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Real Property Asset Companies which are subject to the risks to which Income Securities and Common Equity Securities are subject, in addition to, among others, those discussed below.

Real Estate Risks. Because of the Fund’s ability to make indirect investments in real estate and in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate and the real estate market generally, such as the possible decline

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in the value of (or income generated by) the real estate, variations in rental income, fluctuations in occupancy levels and demand for properties or real estate-related services, and changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive. Real estate values or income generated by real estate may be affected by many additional factors and risks, including, but not limited to: losses from casualty or condemnation; changes in national, state and local economic conditions and real estate market conditions (such as an oversupply of real estate for rent or sale or vacancies, potentially for extended periods); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other regulations and related costs; possible environmental liabilities; regulatory limitations on rents; increased property taxes and operating expenses; the attractiveness, type and location of the property; reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs or other costs to convert properties for other uses; default risk and credit quality of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis at all; overbuilding and intense competition, including for real estate and related services and technology; construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events (such as public health emergencies, earthquakes, hurricanes, wildfires and terrorist acts) and other public crises and relief responses thereto. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations, and may be subject to heightened cash flow sensitivity. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns and other events that limit demand for real estate, which would adversely impact the value of real estate investments.

Real estate income and values and the real estate market also may be greatly affected by demographic trends, such as population shifts or changing tastes, preferences (such as remote work arrangements) and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties. If the Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Fund will be particularly subject to the risks associated with that area or property type or related real estate conditions. Similarly, real estate industry companies whose underlying properties are concentrated in a particular industry or geographic region are also particularly subject to risks affecting such industries and regions or related real estate conditions.

The value or price of real estate company securities may drop because of, among other adverse events, defaults by tenants and the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. Changing interest rates and credit quality requirements will also affect real estate companies, including their cash flow and their ability to meet capital needs. If real estate properties do not generate sufficient income to meet operating expenses,

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including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies, and companies operating in the real estate industry, utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

REITs Risk

Investments in REITs expose the Fund to risks similar to investing directly in real estate and the real estate market generally. The value of these underlying investments may be affected by, among other things, changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuers of the investments, demand for rental properties and other real estate occupancy levels, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency on the property interests they hold, defaults by borrowers, poor performance by the REIT’s manager and self-liquidation. REITs usually charge management fees, which would be in addition to fees directly accrued by an investment in the Fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources and Commodities Risks

Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in Real Property Asset Companies engaged in oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services, forest products, chemicals, coal, alternative energy sources and environmental services, as well as related transportation companies and equipment manufacturers, the Fund is subject to special risks associated with such investments, which include (among others):

Supply and Demand Risk

A decrease in the production or volume of a physical commodity, or demand for such commodity and the amount available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of an energy, natural resources, basic materials or an associated company that devotes a portion of its business to that commodity. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, supply chain disruptions or increased competition from alternative energy sources or commodity prices. Alternatively, a sustained decline

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in demand for such commodities could also adversely affect the financial performance of energy, natural resources, basic materials or associated companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk

Many energy, natural resources, basic materials and associated companies are engaged in the production, transportation, storing, distribution, or processing of one or more physical commodities. To maintain or grow their revenues, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, acquisitions or long-term contracts to acquire reserves. The financial performance of such companies may be adversely affected if they, or the companies to whom they provide the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Operational and Geological Risk

Energy, natural resources, basic materials companies and associated companies are subject to specific operational and geological risks in addition to normal business and management risks. Some examples of operational risks include mine rock falls, underground explosions and pit wall failures. Geological risk would include faulting of the ore body and misinterpretation of geotechnical data.

Regulatory Risk

Energy, natural resources, basic materials and associated companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of energy, natural resources and basic materials companies.

Commodity Pricing Risk

The operations and financial performance of energy, natural resources and basic materials companies may be directly affected by commodity prices, especially those energy, natural resources, basic materials and associated companies that own the underlying commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation, the availability of local, intrastate and interstate transportation systems, governmental expropriation and political upheaval and conflicts.

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Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy, natural resources, basic materials and associated companies that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for energy, natural resources, basic materials and associated companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Precious Metals Pricing Risk

The Fund may invest in companies that have a material exposure to precious metals, such as gold, silver and platinum and precious metals related instruments and securities. The price of precious metals can fluctuate widely and is affected by numerous factors, including: global or regional political, economic or financial events and situations; investors’ expectations with respect to the future rates of inflation and movements in world equity, financial and property markets; global supply and demand for specific precious metals, which is influenced by such factors as mine production and net forward selling activities by precious metals producers, central bank purchases and sales, jewelry demand and the supply of recycled jewelry, net investment demand and industrial demand, net of recycling; interest rates and currency exchange rates, particularly the strength of and confidence in the U.S. dollar; and investment and trading activities of hedge funds, commodity funds and other speculators. The Fund does not intend to hold physical precious metals.

Risks of Personal Property Asset Companies

The Fund may invest in Income Securities and Common Equity Securities issued by Personal Property Asset Companies. Personal (as opposed to real) property includes any tangible, movable property or asset. The Fund seeks to invest in Income Securities and Common Equity Securities of Personal Property Asset Companies that are associated with personal property assets with investment performance that is not highly correlated with traditional market indexes, such as special situation transportation assets (e.g., railcars, airplanes and ships) and collectibles (e.g., antiques, wine and fine art).

Special Situation Transportation Assets Risks

The risks of special situation transportation assets include (among others):

Cyclicality of Supply and Demand for Transportation Assets Risk. The transportation asset leasing and sales industry has periodically experienced cycles of oversupply and undersupply of railcars, aircraft and ships. The oversupply of a specific type of transportation asset in the market is likely to depress the values of that type of transportation asset. The supply and demand of transportation assets is affected by various cyclical factors, including: (i) passenger and cargo demand; (ii) commercial demand for certain types of transportation assets, (iii) fuel costs and general economic conditions affecting lessees’ operations; (iv) government regulation, including operating restrictions; (v) interest rates; (vi) the availability of credit; (vii) manufacturer production level; (viii) retirement and obsolescence of certain classes of transportation assets; (ix) re-introduction into service of transportation assets previously in storage; and (x) traffic control infrastructure constraints. Conversely, the oversupply of a specific type of transportation

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asset in the market is likely to depress the values of that type of transportation asset which may impact the value of the Fund’s investments.

Risks of Decline in Value of Transportation Assets and Rental Values. In addition to factors linked to the railway, aviation and shipping industries, other factors that may affect the value of transportation assets, and thus of the Personal Property Asset Companies in which the Fund invests, include (among others): (i) manufacturers merging or exiting the industry or ceasing to produce specific types of transportation asset; (ii) the particular maintenance and operating history of the transportation assets; (iii) the number of operators using that type of transportation asset; (iv) whether the railcar, aircraft or ship is subject to a lease; (v) any regulatory and legal requirements that must be satisfied before the transportation asset can be operated, sold or re-leased, (vi) compatibility of parts and layout of the transportation asset among operators of particular asset; (vii) any renegotiation of a lease on less favorable terms; (viii) interest rates; (ix) the availability of credit; (x) fuel costs and general economic conditions; (x) production levels; and (xi) infrastructure considerations.

Technological Risks. The availability for sale or lease of new, technologically advanced transportation assets and the imposition of stringent noise, emissions or environmental regulations may make certain types of transportation assets less desirable in the marketplace and therefore may adversely affect the owners’ ability to lease or sell such transportation assets. Consequently, the owner will have to lease or sell many of the transportation assets close to the end of their useful economic life. The owners’ ability to manage these technological risks by modifying or selling transportation assets will likely be limited.

Risks Relating to Leases of Transportation Assets. Owner/lessors of transportation assets will typically require lessees of assets to maintain customary and appropriate insurance. There can be no assurance that the lessees’ insurance will cover all types of claims that may be asserted against the owner, which could adversely affect the value of the Fund’s investment in the Personal Property Asset Company owning such transportation asset. Personal Property Asset Companies are subject to credit risk of the lessees’ ability to the provisions of the lease of the transportation asset and supply chain disruptions. The Personal Property Asset Company needs to release or sell transportation assets as the current leases expire in order to continue to generate revenues. The ability to re-lease or sell transportation assets depends on general market and competitive conditions. Some of the competitors of the Personal Property Asset Company may have greater access to financial resources and may have greater operational flexibility. If the Personal Property Asset Company is not able to re-lease a transportation asset, it may need to attempt to sell the aircraft to provide funds for its investors, including the Fund, and the inability to do so may impact the value of the Fund’s investments.

Collectible Assets Risks

The risks of collectible assets include (among others):

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Valuation of Collectible Assets Risk. Collectible assets are typically bought and sold through auction houses, and estimates of prices of collectible assets at auction are imprecise. Accordingly, collectible assets are difficult to value.

Liquidity of Collectible Assets Risk. There are relatively few auction houses in comparison to brokers and dealers of traditional financial assets. The ability to sell collectible assets is dependent on the demand for particular classes of collectible assets, which can be volatile and erratic. There is no assurance that collectible assets can be sold within a particular timeframe or at the price at which such collectible assets are valued, which may impair the ability of the Fund to realize full value of Personal Property Asset Companies in the event of the need to liquidate such assets.

Authenticity of Collectible Assets Risk. The value of collectible assets often depends on its rarity or scarcity, or of its attribution as the product of a particular artisan. Collectible Assets are subject to forgery and to the inabilities to assess the authenticity of the collectible asset, which may significantly impair the value of the collectible asset.

High Transaction and Related Costs Risk. Collectible assets are typically bought and sold through auction houses, which typically charge commissions to the purchaser and to the seller which may exceed 20% of the sale price of the collectible asset. In addition, holding collectible assets entails storage and insurance costs, which may be substantial.

Private Securities Risk

The Fund may invest directly or indirectly in privately issued securities (Income Securities and Common Equity Securities) of both public and private companies. Private Securities have additional risk considerations relative to investments in comparable public investments and are subject to a greater degree of investment risk. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon GPIM’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations, which information cannot be independently verified. The Fund also depends on the expertise, skill and network of business contacts of GPIM to evaluate, negotiate, structure, execute and monitor the Private Securities. Private Securities are often subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and such securities are often illiquid. Because there is often no readily available trading market for Private Securities, the Fund will not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded and may be subject to higher transaction costs. Subscriptions to purchase Private Securities are typically subject to restrictions or delays. Private Securities are also more difficult to value. Valuation will require more research, and elements of judgment will play a greater role in the valuation of Private Securities as compared to public securities because there is less reliable objective data available.

In addition to the risks discussed above, investments in Common Equity Securities of private issuers (often called private equity investments) are subject to certain risks (whether made directly or through Investment Funds), including:

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•	Limited Operating History. Private equity investments may have limited operating histories, and the information GPIM will obtain about such investments may be limited and, in many cases, cannot be independently verified. As such, GPIM’s ability to evaluate past performance of a private equity investment or to validate its investment strategies will be limited. Moreover, even to the extent a private equity investment has a longer operating history, its past performance should not be construed as an indication of the future results of the private equity investment or the Fund, particularly as the investment professionals responsible for the performance of the private equity investment may change over time.
•	Concentration and Non-Diversification Risk. Investment Funds that have exposure to private equity investments, such as private equity funds in which the Fund can invest, may at certain times hold large positions in a relatively limited number of investments. In addition, private equity funds may target or concentrate their investments in particular markets, sectors or industries. Those funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. Some of these Investment Funds may hold a single asset and thus are subject to even higher risks. As a result, the net asset values of such funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements, which may negatively impact the value of the Common Shares.
•	Liquidity Risk. The securities held by private equity funds are often illiquid, and subscriptions to purchase these securities are typically subject to restrictions or delays. There is no regular market for interests in many private equity funds or portfolio companies, which typically must be sold in privately negotiated transactions subject to high conflicts, valuation and liquidity risks. Any such sales would likely require the consent of the manager of the applicable private equity fund or the board of the portfolio company and could occur at a material discount to the stated net asset value. If GPIM determines to cause the Fund to sell its interest in a private equity investment, the Fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a materially lower price.
•	Valuation Risk. A large percentage of private equity investments will not have a readily determinable market value and may be reported at an estimate of fair value determined by private equity fund managers or the co-investment sponsor that are subject to conflicts (when held through an Investment Fund). In this regard, a private equity fund manager or a co-investment sponsor may face a conflict of interest in valuing the securities, as their value may affect the compensation of the manager or sponsor or the manager’s or sponsor’s ability to raise additional funds in the future. As a result, valuations of the securities may be subjective and could subsequently prove to have been inaccurate, potentially by significant amounts.

Private Securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt

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securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Risks Associated with Private Company Investments

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles and are not required to maintain effective internal controls over financial reporting. As a result, GPIM may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund will invest on the basis of incomplete or inaccurate information, which will adversely affect the Fund’s investment performance. Some private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, the management of private companies may depend on one or two key individuals, and the loss of the services of any such individual may adversely affect the performance of the private company.

These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner, and these investments are subject to heightened valuation risks.

Late-Stage Private Companies Risk

Investments in late-stage private companies involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. The Fund may not be able to sell such investments when GPIM deems it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Fund from selling its shares of these companies for a period of time. Market conditions, developments within a company,

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investor perception or regulatory decisions or other factors may adversely affect a late-stage private company and delay or prevent such a company from ultimately offering its securities to the public. If a company issues shares in an IPO, IPOs are risky and volatile and may cause the value of the Fund’s investment to decrease significantly.

Investment Funds Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities by investing up to 30% of its total assets in Investment Funds. These investments include open-end funds, closed-end funds, exchange-traded funds and business development companies as well as other pooled investment vehicles. Investment Funds may include those advised by the Adviser, GPIM and/or their affiliates. Investments in Investment Funds present certain special considerations and risks not present in making direct investments in Income Securities and Common Equity Securities, and in addition to these risks, investments in Investment Funds subject the Fund to the risks affecting such Investment Funds and involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investment in another Investment Fund are borne indirectly by Common Shareholders. Accordingly, investment in such entities involves expenses and fees at both levels. Fees and expenses borne by other Investment Funds in which the Fund invests may be similar to the fees and expenses borne by the Fund and can include asset-based management fees and administrative fees payable to such entities’ advisers and managers as well as other expenses borne by such entities, thus resulting in fees and expenses at both levels. To the extent management fees of Investment Funds are based on total gross assets, it may create an incentive for such entities’ managers to employ Financial Leverage, thereby adding additional expense and increasing volatility and risk (including the Fund’s overall exposure to leverage risk). Fees payable to advisers and managers of Investment Funds may include performance-based incentive fees calculated as a percentage of profits. Such incentive fees directly reduce the return that otherwise would have been earned by investors over the applicable period. A performance-based fee arrangement may create incentives for an adviser or manager to take greater investment risks in the hope of earning a higher profit participation.

Investments in Investment Funds frequently expose the Fund to an additional layer of Financial Leverage and, thus, increase the Fund’s exposure to leverage risk and costs. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage. The use of leverage by Investment Funds may cause the Investments Funds’ market price of common shares and/or NAV to be more volatile and can magnify the effect of any losses. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Investments in Investment Funds expose the Fund to additional management risk. The success of the Fund’s investments in Investment Funds will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities. While GPIM will seek to evaluate managers of Investment Funds and where possible

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independently evaluate the underlying assets, a substantial degree of reliance on such entities’ managers is nevertheless present with such investments.

The Fund may invest in Investment Funds in excess of statutory limits imposed by the 1940 Act in reliance on Rule 12d1-4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part could affect or otherwise impose certain limits on the investments and operations of the underlying Investment Fund (notably such fund’s ability to invest in other investment companies and private funds, which include certain structured finance vehicles). It is uncertain what effect the conditions of Rule 12d1-4 will have on the Fund’s investment strategies and operations or those of the Investment Funds in which the Fund may invest.

If the Fund invests in Investment Funds, the Fund’s realized losses on sales of shares of an underlying Investment Fund may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by an underlying Investment Fund will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of an underlying Investment Fund, if any, would not offset net capital gain of the Fund or of another underlying Investment Fund. When the Fund invests in private investment funds, such investments pose additional risks to the Fund, in addition to those risks described above with respect to all Investment Funds. Certain private investment funds involve capital call provisions under which an investor is obligated to make additional investments at specified levels even if it would otherwise choose not to. Investments in private investment funds may have very limited liquidity. Often there will be no secondary market for such investments and the ability to redeem or otherwise withdraw from a private investment fund may be prohibited during the term of the private investment fund or, if permitted, may be infrequent. Certain private investment funds are subject to “lock-up” periods of a year or more. The valuation of investments in private investment funds are often subject to high conflicts and valuation risks. Investors in private investment funds are also often exposed to increased leverage risk.

Synthetic Investments Risk

As an alternative to holding investments directly, the Fund may also obtain investment exposure to Income Securities and Common Equity Securities through the use of customized derivative instruments (including swaps, options, forwards, futures (including, but not limited to, futures on rates such as SOFR, securities, indices, currencies and other investments) or other financial instruments) to seek to replicate, modify or replace the economic attributes associated with an investment in Income Securities and Common Equity Securities (including interests in Investment Funds).

The Fund may be exposed to certain additional risks to the extent GPIM uses derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly

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illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, certain derivative instruments contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. Such events may include a decline in the value of the Fund and material violations of the terms of the contract or the portfolio guidelines as well as other events negotiated between the parties. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

In the event the Fund seeks to obtain investment exposure to Investment Funds (including private investment funds) through the use of such synthetic derivative instruments, the Fund will not acquire any voting interests or other shareholder rights that would be acquired with a direct investment in the underlying Investment Fund. Accordingly, the Fund will not participate in matters submitted to a vote of the shareholders. In addition, the Fund may not receive all of the information and reports to shareholders that the Fund would receive with a direct investment in such Investment Fund.

Further, the Fund will pay the counterparty to any such customized derivative instrument structuring fees and ongoing transaction fees, which will reduce the investment performance of the Fund. Finally, certain tax aspects of such customized derivative instruments are uncertain and a Common Shareholder’s return could be adversely affected by an adverse tax ruling.

Inflation/Deflation Risk

Inflation risk is the risk that the intrinsic value of assets or income from investments will be worth less in the future as inflation decreases the purchasing power and value of money. As inflation increases, the real value of the Common Shares and distributions can decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change) and the Fund’s investments may not keep pace with inflation, which could adversely affect the Fund. The market price of fixed rate debt instruments generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities that pay a fixed interest rate. Additionally, actions by governments and central banking authorities intended to address inflation levels can result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, and vice versa, which may adversely affect the Fund and its investments. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

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Market Discount Risk

The net asset value and market price of the Common Shares will fluctuate, sometimes independently, based on market and other factors affecting the Fund and its investments. The market price of the Common Shares will either be above (premium) or below (discount) their net asset value. Although the net asset value of Common Shares is often considered in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend upon whether the market price of Common Shares at the time of sale is above or below the investor’s purchase price, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund’s net asset value. Market price movements of Common Shares are thus material to investors and may result in losses, even when net asset value has increased.

The Fund cannot predict whether the Common Shares will trade at a premium or discount to net asset value and the market price for the Common Shares will change based on a variety of factors. If the Common Shares are trading at a premium to net asset value at the time you purchase Common Shares, the net asset value per share of the Common Shares purchased will be less than the purchase price paid. Shares of closed-end investment companies frequently trade at a discount from their net asset value, but in some cases have traded above net asset value. The risk of the Common Shares trading at a discount is a risk separate and distinct from the risk of a decline in the Fund’s net asset value as a result of the Fund’s investment activities.

Because the market price of the Common Shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Common Shares, stability of dividends or distributions, trading volume of Common Shares, general market and economic conditions and other factors beyond the Fund’s control, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value, or at, below or above the public offering price for the Common Shares.

The Fund’s net asset value would be reduced following an offering of the Common Shares due to the costs of such offering, to the extent those costs are borne by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund may, from time to time, seek the consent of Common Shareholders to permit the issuance and sale by the Fund of Common Shares at a price below the Fund’s then-current net asset value, subject to certain conditions, and such sales of Common Shares at price below net asset value, if any, may increase downward pressure on the market price for Common Shares. These sales, if any, also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

The Fund is designed for long-term investors and investors in Common Shares should not view the Fund as a vehicle for trading purposes.

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Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended or if investments made with these proceeds perform poorly, the Fund’s per Common Share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells Common Shares at a price below net asset value pursuant to the consent of Common Shareholders, shareholders will experience a dilution of the aggregate net asset value per Common Share because the sale price will be less than the Fund’s then-current net asset value per Common Share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then-current net asset value per Common Share, shareholders would experience a dilution of the aggregate net asset value per Common Share. This dilution will be experienced by all shareholders, irrespective of whether they purchase Common Shares in any such offering.

Financial Leverage and Leveraged Transactions Risk

Although the use of Financial Leverage and leveraged transactions by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage and leveraged transactions proceeds are greater than the cost of Financial Leverage and leveraged transactions, the Fund’s return will be greater than if Financial Leverage and leveraged transactions had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage and leveraged transactions, the return to the Fund will be less than if Financial Leverage and leveraged transactions had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Financial Leverage and leveraged transactions are speculative techniques that expose the Fund to greater risk and increased costs than if they were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses Financial Leverage and leveraged transactions. As a result, Financial Leverage and leveraged transactions may cause greater changes in the Fund’s NAV and returns than if Financial Leverage and leveraged transactions had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

Financial Leverage and the use of leveraged transactions involve risks and special considerations for shareholders, including the likelihood of greater volatility of NAV and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on indebtedness or in the dividend rate on any preferred shares (if any) that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage and leveraged transactions in a declining market, which is likely to cause a greater decline in the NAV

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of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets (as defined above) of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser on one hand and the Common Shareholders on the other. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire advisory fee. For all purpose other than the Fund’s advisory and sub-advisory arrangements, “Managed Assets” means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage.

Indebtedness may subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Indebtedness by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Adviser or GPIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as described below). Under a reverse repurchase agreement, the Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities or other assets sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In the event of the insolvency of the counterparty to a reverse repurchase agreement, recovery of the securities or other assets sold by the Fund may be delayed. The counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities or other assets transferred to another party or the securities or other assets in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of the Fund’s shares.

The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and agrees to purchase a substantially similar security (but not the same security) for settlement at a later date at an agreed-upon price. During the roll-

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period, the Fund gives up the principal and interest payments on the sold security, but may invest the sale proceeds. When the Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Successful use of dollar rolls may depend upon, among other things, GPIM’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. Dollar roll transactions also involve the risk that the market value of the securities the Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that the Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.

The Fund’s use of leverage through reverse repurchase agreements, dollar rolls and economically similar transactions will be included when calculating the Fund’s Financial Leverage and therefore will be limited by the Fund’s maximum overall Financial Leverage levels approved by the Board of Trustees and may be further limited by the applicable requirements of the SEC discussed herein.

In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage.

The Fund’s obligations under reverse repurchase agreements, dollar roll transactions, and derivatives transactions may have economic characteristics similar to leverage. The Fund’s obligations under such transactions will not be considered indebtedness for purposes of the 1940 Act, but the Fund’s use of such transactions may be limited by the applicable requirements of the SEC.

The Fund may have Financial Leverage and leveraged transactions outstanding during a short term period during which such Financial Leverage and leveraged transactions may not be beneficial to the Fund if GPIM believes that the long-term benefits to Common Shareholders of such Financial Leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing or closing out and reopening such Financial Leverage and leveraged transactions. However, there can be no assurance that GPIM’s judgment in weighing such costs and benefits will be correct.

Economic and market events have at times caused severe market volatility and severe liquidity strains in the credit markets. The terms of the Fund’s credit facility include a variable interest rate. Accordingly, during periods when interest rates or the applicable reference rate for the credit facility rise or there are dislocations in the credit markets, the Fund’s leverage costs may increase and there is a risk that the Fund may not be able to renew or replace existing leverage on favorable terms or at all. If the cost of leverage is no longer favorable, or if the Fund is otherwise required to reduce its leverage, the Fund may not be able to maintain distributions on Common Shares at historical levels and Common Shareholders will bear any costs associated with selling portfolio securities. The

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cost of leverage and the risks highlighted above are heightened during periods of rising or elevated interest rates.

The Fund’s total Financial Leverage and leveraged transactions may vary significantly over time. To the extent the Fund increases its amount of Financial Leverage and leveraged transactions outstanding, it will be more exposed to these risks.

Investments in Investment Funds and certain other pooled and structured finance vehicles, such as collateralized loan obligations, frequently expose the Fund to an additional layer of financial leverage and, thus, increase the Fund’s exposure to leverage risk. From time to time, the Fund may invest a significant portion of its assets in Investment Funds that employ leverage.

Derivatives Transactions Risk

In addition to the Covered Call Option Strategy and other options strategies described above, the Fund may, but is not required to, utilize other derivatives, including futures contracts, options, swaps transactions and other similar strategic transactions to seek to earn income, facilitate portfolio management and mitigate risks. Participation in derivatives markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives transactions utilizing instruments denominated in foreign currencies will expose the Fund to foreign currency risk. Derivatives transactions involve risks of mispricing or improper valuation, and the documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

The Fund may be required to deposit amounts as premiums or to be held in margin accounts. Such amounts may not otherwise be available to the Fund for investment purposes. The Fund may earn a lower return on its portfolio than it might otherwise earn if it did not have to maintain such assets in respect of its derivatives transactions positions. Participation in derivatives market transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. To the extent the Fund engages in derivatives transactions in an attempt to hedge certain exposures or risks, there can be no assurance that the Fund’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund. Changes in the value of a derivatives transaction may also create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund and its liquidity and other risk profiles. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if GPIM is incorrect about its

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expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Additional risks inherent in the use of derivatives include (among others):

•	dependence on GPIM’s ability to predict correctly movements in the direction of interest rates and securities prices;
•	imperfect correlation between the price of derivatives and movements in the prices of the securities being hedged;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•	the possible loss of the opportunity to profit from increases in the market value of the security or instrument covering a call option during an option’s life;
•	the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to make margin or settlement payments in connection with such derivatives transactions;
•	the loss of the benefit of indirect exposure to the underlying asset of the derivative if a trading counterparty terminates the agreement; and
•	the creditworthiness of counterparties.

The Fund is required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in Rule 18f-4. When the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions

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of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

The Adviser has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to the Fund’s operation. Accordingly, the Adviser with respect to the Fund is not subject to registration or regulation as a CPO. Changes to the Fund’s investment strategies or investments may cause the Adviser with respect to the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation as a CPO. If the Adviser, with respect to the Fund’s operation, becomes subject to CFTC regulation, the Fund or the Adviser may incur additional expenses.

Futures Transactions Risk

Futures and options on futures involve the risks discussed under “Derivatives Transactions Risk” above and certain additional risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to their use for hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity, trading restrictions or limitations that may be imposed by an exchange, and the potential that government regulations may restrict trading;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and losses resulting from the default or insolvency of intermediaries such as the Fund’s futures commission merchant.

The Fund may purchase and sell various kinds of financial futures contracts (including, but not limited to, futures on rates such as SOFR, securities, indices, currencies and other investments) and options thereon to obtain investment exposure and/or to seek to hedge against changes in interest rates or for other risk management purposes. Futures contracts may be based on various securities and securities indices.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. In addition, the CFTC has position limits rules that establish position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other

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futures contracts and related options directly or indirectly linked to such contracts, and any OTC transactions that are economically equivalent.

Swap Risk

Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, for certain standardized swaps, must be exchange-traded through a futures commission merchant or swap execution facility and/ or cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

The Fund may enter into swap transactions, including credit default swaps, total return swaps, index swaps, currency swaps, commodity swaps and interest rate swaps, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. The Fund may utilize swap agreements in an attempt to gain exposure to certain assets without purchasing those assets, to hedge other positions or for investment purposes.

Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, largely due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. If GPIM is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Fund may be less favorable than it would have been if these investment techniques were not used. Such transactions are subject to various risks, including market risk, risk of default by the other party to the transaction and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Written credit default swaps also are subject to the risk of default on the instrument underlying the swap, which may result in the Fund being obligated to pay the counterparty to the swap the principal amount of the underlying instrument. Cash-settled swaps generally do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to such swaps generally is limited to the net amount of payments and margin that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. Swaps are subject to valuation, liquidity and leveraging risks and could result in substantial losses to the Fund. In addition, the Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

Swaps may effectively add leverage to the Fund’s portfolio because the Fund would be subject to investment exposure on the full notional amount of the swap. Swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder.

When the Fund acts as a seller of a credit default swap agreement with respect to a debt security, it is subject to the risk that an adverse credit event may occur with respect to the issuer of the debt security and the Fund may be required to pay the buyer the full notional value of the debt security under the swap net of any amounts owed to the Fund by the buyer under the swap (such as the buyer’s obligation to deliver the debt security to the Fund). As a result, the Fund bears the entire

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risk of loss due to a decline in value of a referenced debt security on a credit default swap it has sold if there is a credit event with respect to the issuer of the security. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.

The swap market has become more standardized in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, some swaps have become relatively liquid. Although liquidity of certain swaps has improved, certain types of derivatives products, such as caps, floors and collars may be less liquid than swaps in general.

Certain standardized swaps are subject to mandatory exchange-trading and central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. Depending on the Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap.

In addition, rules imposing certain margin requirements, including minimums, on uncleared swaps may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Rules that require centralized reporting of detailed information about many types of cleared and uncleared swaps may result in greater market transparency but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

Further regulatory developments in the swap market may adversely impact the swap market generally or the Fund’s ability to use swaps.

Counterparty Risk

Counterparty risk is the risk that a counterparty to a fund transaction (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease. Such risk is heightened in market environments where interest rates are changing, notably when rates are rising. Counterparty credit risk also includes the related risk of having concentrated exposure to such counterparty.

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The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties’ other trading partners or borrowers.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Special Purpose Acquisition Companies Risk

The Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs.

Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, the Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.

Availability and Quality of Data

GPIM faces the general risk regarding the availability and quality of information concerning a particular asset or investment, and employs a variety of policies, practices and methodologies designed to minimize that risk. For example, there is less readily available and reliable information about most bank loans than is the case for many other types of instruments, including listed securities. Another example is the consideration of Environmental, Social, and Governance (“ESG”) criteria where GPIM believes it could have a material impact on an investment’s return or issuer’s financial performance (though, for avoidance of doubt, GPIM does not offer any ESG products).

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Similar to GPIM’s ability to evaluate traditional factors in making investment decisions, the ability for GPIM to identify and evaluate ESG characteristics and risks, or to engage with an issuer, is limited to the availability and quality of information on an asset or issuer. In some cases, GPIM may decline to consider ESG criteria in an investment decision due to the unavailability of information on an issuer, or the quality of that information. In addition, GPIM often uses data and insights from third-party research to provide additional input in the analysis of ESG-related criteria. Third-party information and data will, from time to time, be incomplete, inaccurate or unavailable. As a result, there is a risk that GPIM could incorrectly assess the ESG criteria or risks associated with a particular asset or issuer. Additionally, GPIM expects from time to time to directly engage with certain corporate credit issuers by requesting improved issuer disclosure relating to ESG factors, as well as discussing potential opportunities to improve various ESG metrics and other related topics. Direct engagement will occur with only a minority of portfolio investments and issuers GPIM considers for investment and will depend on a variety of considerations, including the materiality of ESG criteria to the specific issuer or sector and the size of GPIM client investments in the issuer. There can be no assurance that GPIM’s engagement efforts will be successful or provide benefits to clients.

The application of ESG criteria and risk factors to portfolio investments (if any) could result in one or more assets or issuers being excluded from the Fund, which could have an adverse effect on the performance of the Fund. Additionally, in some circumstances a client mandate or applicable regulations can cause GPIM to restrict specific investments based on particular ESG characteristics. GPIM also reserves the right, in the future, to implement restrictions or prohibitions on investments within certain industries for all or a sub-set of all client accounts which could be based on particular ESG criteria or other relevant factors. As a result of any of the aforementioned circumstances, clients may be limited as to available investments, which could hinder performance when compared to investments with no such restrictions.

Portfolio Turnover Risk

The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

U.S. Government Securities Risk

U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity (“GSE”); (iv) pools of assets (e.g., MBS); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities

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do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government and, thus, are subject to greater credit risk than other types of U.S. government securities. Any downgrades of the U.S. credit rating could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase the costs of all debt generally. The value of U.S. government obligations may be adversely affected by changes in interest rates. There is no guarantee that the U.S. government will provide support to its agencies and GSEs if they are unable to meet their obligations. In addition, it is possible that the issuers of some U.S. government securities will not have the funds to meet their payment obligations in the future and there is a risk of default. The long-term credit rating of the U.S. government may be downgraded by major rating agencies due to, among other things, an actual or expected fiscal deterioration and the U.S. government’s debt burden. Also, circumstances could arise in which U.S. government securities, including U.S. treasury securities that are backed by the full faith and credit of the U.S. government, experience increased credit risk (including the risk of default) and reduced market liquidity (which may result in such securities becoming less liquid or illiquid).

Legislation and Regulation Risk

At any time after the date hereof, U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations (or amend or change existing regulations) and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws may impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require that every direct participant of the CCA (which generally would be a bank or broker-dealer) submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which it is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities. FICC currently operates a “Sponsored Program” for clearing of Treasury repo transactions pursuant to which a registered fund may enter into a clearing arrangement with a “sponsoring member” bank or broker-dealer that is a direct participant of FICC as a “sponsored member” of FICC.

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Compliance with the clearing mandate for Treasury repo transactions is scheduled to be required as of June 30, 2027. The clearing mandate is expected to result in the Trust being required to clear all or substantially all of its Treasury repo transactions as of the compliance date. There are currently substantial regulatory and operational uncertainties associated with the implementation which may affect the cost, terms and/or availability of cleared repo transactions.

Recent Market Developments Risk

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies or issuers or particular industries, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation rates or expectations about inflation rates, adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, tariffs and trade disruptions, recession, changes in currency rates, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts or credit ratings downgrades, and other similar types of events, each of which may be temporary or last for extended periods.

Periods of market volatility remain, and may continue to occur in the future, in response to various market, political, social, geopolitical, economic and public health events both within and outside of the United States. These conditions have resulted in, and in cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Future debt, economic, political, public health or other unforeseeable situations could also have a detrimental impact on the global economies, the financial condition of financial institutions, operations of businesses and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer and other debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund’s business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of various investments, notably dividend- and interest-paying securities. These policies are subject to change at any time based on a variety of factors and developments, with uncertain impacts on financial markets and economic conditions and, thus, the Fund’s investments. Market volatility, changing

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interest rates and/or unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective. Economies and markets are experiencing, and have experienced, high inflation rates. In response to such inflation, government authorities have implemented significant fiscal and monetary policies such as increasing interest rates and quantitative tightening (reduction of money available in the market), which may adversely impact financial markets and the broader economy, as well as the Fund’s performance, and have unintended adverse consequences.

Moreover, changing economic, political, social, geopolitical, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets. As a result, there is an increased risk that geopolitical and other events will disrupt economies and markets globally. For example, local or regional armed conflicts have led to significant sanctions by the United States, Europe and other countries against certain countries (as well as persons and companies connected with certain countries) and led to indirect adverse regional and global market, economic and other effects. It is difficult to accurately predict or foresee when events or conditions affecting the U.S. or global financial markets, economies, and issuers may occur, the effects of such events or conditions, potential escalations or expansions of these events, possible retaliations in response to sanctions or similar actions and the duration or ultimate impact of those events. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. In addition, adverse changes in one sector or industry or with respect to a particular company could negatively impact companies in other sectors or industries or increase market volatility as a result of the interconnected nature of economies and markets and thus negatively affect the Fund’s performance. For example, developments in the banking or financial services sectors (or one or more companies operating in these sectors) could adversely impact a wide range of companies and issuers. These types of adverse developments could negatively affect the Fund’s performance or operations.

Increasing Government and other Public Debt Risk

Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Extraordinary governmental and quasigovernmental responses

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to economic, market, labor and public health conditions designed to support the markets may, at times, significantly increase government and other public debt, which heighten these risks and the long term consequences of these actions are not known. Unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns or can lead to increases in inflation or generate or contribute to an economic downturn. Fiscal policies, government spending and deficit reduction plans may adversely affect U.S. global economies and markets.

Municipal Securities Risk

Municipal securities are subject to a variety of risks generally associated with investments in debt instruments, including credit, interest rate, prepayment, liquidity, and valuation risks as well as risks specific to municipal securities, and can be more volatile than other investments. Taxable municipal securities are subject to similar risks as tax-exempt municipal securities. The ability of issuers of municipal securities to pay their obligations can be adversely affected by, among other developments or events, (i) unfavorable legislative, tax, political or other developments or events, including extreme weather conditions, natural or man-made disasters and public health conditions, (ii) changes in the economic and fiscal conditions of issuers of municipal securities or the federal government (in cases where it provides financial support to such issuers), and (iii) litigations involving such issuers. In addition, the values of, and income generated by, municipal securities may fully or partially depend on a specific revenue or tax source, such as the taxing authority or revenue of a local government (which may be limited by provisions of state constitutions or laws), the credit of an issuer of municipal securities (which will depend on many factors, including the entity’s tax base and revenue sources, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control), or the current or anticipated revenues from a specific project, which may be adversely affected by actual or perceived changes in economic, social or public health conditions and general economic downturns. Changes in tax laws or other developments that affect the tax-exempt status of tax-exempt municipal securities may result in a decline in such municipal securities’ value Moreover, the income, value and/or risk of municipal securities is often correlated to specific project or other revenue sources (such as taxes), which can be negatively affected by, among other things, demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents or property values resulting from legal, cultural, technological, global or local economic developments, as well as reduced demand for properties, revenues or goods or services.

To the extent the Fund invests a substantial portion of its assets in municipal securities issued by issuers in a particular state, municipality or project, the Fund will be particularly sensitive to developments and events adversely affecting such state or municipality or with respect to a particular project. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects (such as education, health care, transportation and utilities), conditions in these industries can significantly affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects.

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The risk of loss to the Fund would be heightened to the extent that the Fund invests a substantial portion of its portfolio in municipal securities backed by current or anticipated revenues from a specific or similar project or assets, which can be negatively affected by the discontinuance of taxation or reduction of revenue supporting the project or assets.

Municipal securities that are insured may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investment in municipal securities that feature credit enhancements (such as bond insurance). Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Fund’s shares caused by market changes. It is important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance. Additionally, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s municipal securities investments, and their risks, may therefore be more dependent on the analytical abilities of the Adviser than its investment in certain other securities. Information related to municipal securities and their risks may be provided by the municipality itself, which may be limited or inaccurate. The secondary market for municipal securities, particularly below-investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell such securities at prices approximating those at which the Fund may currently value them.

Investments in municipal securities are subject to risks associated with the financial health of the issuers of such securities or the revenue associated with underlying projects or other sources. For example, social, political, economic, market or public health conditions can, and have at times, significantly stressed the financial resources of many municipalities and other issuers of municipal securities, which may adversely affect their ability to meet their financial obligations and the value or liquidity of the Fund’s investments in municipal securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. A number of municipal issuers, in the past, have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of issuers of municipal securities may occur in the future and the financial condition of such issuers may decline quickly. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws

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and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid and other factors which are beyond the entity’s control. In addition, laws enacted or that may be enacted in the future by governmental authorities could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Moreover, as a result of economic, market and other factors, there could be reduced tax or other revenue available to issuers of municipal securities and, in turn, increased budgetary and financial pressure on the municipality and other issuers of municipal securities, which could increase the risks associated with municipal securities of such issuer. As a result, the Fund’s investments in municipal obligations or other securities may be subject to heightened risks relating to the occurrence of such developments. Issuers of municipal securities might seek protection under bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect the Fund’s investments in municipal securities.

When-Issued and Delayed Delivery Transactions Risk

Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund generally will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Short Sales Risk

The Fund may make short sales of securities. Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited and may be greater than a direct investment in the security itself because the price of the borrowed or reference security may rise. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced, which will be expenses of the Fund. Short sales also subject the Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. Government actions also may

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affect the Fund’s ability to engage in short selling. The use of physical short sales is typically more expensive than gaining short exposure through derivatives.

Repurchase Agreement Risk

The Fund may enter into bilateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, the Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, the Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. The Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Adviser (or GPIM) evaluates the creditworthiness of the counterparty. The Fund will not enter into repurchase agreements with the Adviser or GPIM or their affiliates. Except as provided under applicable law, the Fund may enter into repurchase agreements without limitation.

Repurchase agreements, the underlying collateral of which consists entirely of cash items, U.S. government securities or by securities issued by an issuer that the Adviser or GPIM has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity and other standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. The Fund may accept collateral other than Qualifying Collateral determined by the Adviser or GPIM to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below-investment grade) (“Alternative Collateral”). Repurchase agreements that are secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, the Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for the Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and the Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict the Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms

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of the repurchase agreement, the Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.

Securities Lending Risk

The Fund may lend its portfolio securities to banks or dealers which meet the Fund’s creditworthiness standards. Securities lending is subject to the risk that loaned securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding.

Risk of Failure to Qualify as a RIC

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources, meet certain asset diversification tests and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

Conflicts of Interest Risk

Guggenheim Partners, LLC (“Guggenheim Partners”) is a global asset management and investment advisory organization. Guggenheim Partners and its affiliates advise clients in various markets and transactions and purchase, sell, hold and recommend a broad array of investments for their own accounts and the accounts of clients and of their personnel and the relationships and products they sponsor, manage and advise. Accordingly, Guggenheim Partners and its affiliates may have direct and indirect interests in a variety of global markets and the securities of issuers in which the Fund may directly or indirectly invest. These interests may cause the Fund to be subject to regulatory limits, and in certain circumstances, these various activities may prevent the Fund from participating in an investment decision.

An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Adviser and its affiliates are engaged in a variety of business activities that are

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unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. As a result, activities and dealings of Guggenheim Partners and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim Partners and its affiliates. From time to time, conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940 and the requirements of the 1940 Act, the Adviser or GPIM may have to allocate a limited investment opportunity among its clients. The other accounts might also have different investment objectives or strategies than the Fund. In addition, the Fund may be limited in its ability to invest in, or hold securities of, any companies that the Adviser or its affiliates (or other accounts managed by the Adviser or its affiliates) control, or companies in which the Adviser or its affiliates have interests or with whom they do business. For example, affiliates of the Adviser may act as underwriter, lead agent or administrative agent for loans or otherwise participate in the market for loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the markets for loans may restrict the Fund’s ability to acquire some loans or affect the timing or price of such acquisitions. To address these conflicts, the Fund and Guggenheim Partners and its affiliates have established various policies and procedures that are reasonably designed to detect and prevent such conflicts and prevent the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance.

Market Disruption and Geopolitical Risk

The Fund does not know and cannot predict how long the securities markets may be affected by geopolitical events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organization to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested and the risks associated with financial, economic, geopolitical, public health, labor and other global market developments and disruptions, such as the ongoing Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects.

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Cyber Security, Market Disruptions and Operational Risk

Like other funds and other parts of the modern economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and exchanges on which its shares trade and other infrastructures, services and parties on which the Fund, the Adviser, GPIM or the Fund’s other service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters (such as earthquakes, wildfires and floods), war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks (such as cyber extortion) by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market or other disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Fund or its service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information. Recent geopolitical tensions may have increased the scale and sophistication of deliberate cyber attacks, particularly from nation-states or entities with nation-state backing.

Geopolitical tensions may, from time to time, increase the scale and sophistication of cyber incidents and other disruptions. A cyber incident or sudden market or other disruption could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of transactions or other operational functionality, impacting the Fund’s ability to calculate its NAV or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting the Fund or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. The same could affect the exchange on which Fund shares trade. A cyber incident could also adversely affect the ability of the Fund (and its Adviser) to invest or manage the Fund’s assets.

Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause

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business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and operational and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Fund and its shareholders. The use of cloud-based service providers could heighten all of the above risks.

The issuers of securities in which the Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.

The Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures on which the Fund or its service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Fund, changes in personnel, and errors caused by third parties or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.

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Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect the Fund’s ability to calculate its NAV correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund does not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, exchanges where its shares trades, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Fund and its shareholders may bear costs tied to these risks. In addition, the use of work-from-home arrangements or the use of contingency plans by the Fund, the Adviser or GPIM (or their service providers) could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or GPIM (or their service providers) more susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware. There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce technology and cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund.

In addition, to the extent that GPIM utilizes a sleeve structure and sub-accounts of the Fund in the managing Fund, the Fund would be more susceptible to operational risks, including (but not limited to) settlement, administrative and accounting errors in monitoring the sub-accounts and processing trades and other transactions within and between sub-accounts.

ANTI-TAKEOVER PROVISIONS

The Fund’s Declaration of Trust and Bylaws, each as may be amended and/or restated from time to time, include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

In addition, investors should note that the Fund reserves the right to merge or reorganize with another fund, liquidate or convert into an open-end fund, in each case subject to applicable approvals by shareholders and the Fund’s Board of Trustees as required by law and the Fund’s governing documents.

EFFECTS OF LEVERAGE

Assuming that the Fund’s total Financial Leverage represented approximately 16.0% of the Fund’s Managed Assets (based on the Fund’s outstanding Financial Leverage of $378,321,024) and interest costs to the Fund at a combined average annual rate of 4.93% (based on the Fund’s average annual leverage costs for the fiscal year ended May 31, 2025) with respect to such Financial Leverage, then the incremental income generated by the Fund’s portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately 0.78% to cover such

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interest specifically related to the debt. These numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 16.0% of the Fund’s Managed Assets and interest costs to the Fund at a combined average annual rate of 4.93% with respect to such Financial Leverage. The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(12.81%)	(6.87%)	(0.93%)	5.01%	10.95%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund’s portfolio and not the performance of the Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser by the Fund (and by the Adviser to GPIM) for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund’s Managed Assets which may create a conflict of interest between the Adviser and GPIM and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Common Shareholders will bear the cost of the Fund’s fees and expenses. The Fund generally will not use Financial Leverage if the Adviser and GPIM anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund’s variable-rate payment obligation on the Fund’s Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund’s Financial Leverage.

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The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of Financial Leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund’s receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund’s maximum leverage expense.

Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will be subject to credit risk with respect to the counterparties to interest rate transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default by a counterparty could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that GPIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further,

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 233

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2025

GPIM will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to seek to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Indebtedness. Such a prepayment would likely result in the Fund’s seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

1.	Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.
2.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.
3.	Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except that this policy shall not apply to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.
4.	Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

234 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

ADDITIONAL INFORMATION REGARDING THE FUND (Unaudited) continued	May 31, 2025

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.
6.	Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

The Fund is a diversified, closed-end management investment company and will not invest in a manner inconsistent with its classification as a “diversified company” as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act. Under the 1940 Act, a “diversified company” may not with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer. The Fund’s classification as a diversified management investment company cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class.

For purposes of applying the limitation set forth in subparagraph (3) above to securities that have a security interest or other collateral claim on specified underlying collateral (such as asset-backed securities, mortgage-backed securities and collateralized debt and loan obligations) the Fund will determine the industry classifications of such investments based on GPIM’s evaluation of the risks associated with the collateral underlying such investments.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 235

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FUND INFORMATION	May 31, 2025

Board of Trustees

Randall C. Barnes

Angela Brock-Kyle

Amy J. Lee*

Thomas F. Lydon, Jr.

Ronald A. Nyberg

Sandra G. Sponem

Ronald E. Toupin, Jr.,

Chairman

* This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of her affiliation with Guggenheim Investments.

Principal Executive Officers

Brian E. Binder

President and Chief Executive Officer

Elisabeth Miller

Chief Compliance Officer

Amy J. Lee

Vice President and Chief Legal Officer

Mark E. Mathiasen

Secretary

James M. Howley

Chief Financial Officer, Chief Accounting Officer and Treasurer

Investment Adviser

Guggenheim Funds Investment Advisors, LLC

Chicago, IL

Investment Sub-Adviser

Guggenheim Partners Investment Management, LLC

Santa Monica, CA

Administrator and Accounting Agent

MUFG Investor Services (US), LLC

Rockville, MD

Custodian

The Bank of New York Mellon Corp.

New York, NY

Legal Counsel

Dechert LLP Washington, D.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Tysons, VA

238 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2025

Privacy Principles of Guggenheim Strategic Opportunities Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is provided to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form may apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

The Fund's Statement of Additional Information includes additional information about directors of the Fund and is available, without charge, upon request, by calling the Fund at (888) 991-0091.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091 and on the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to August 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 239

ABOUT THE FUND MANAGERS

Guggenheim Funds Investment Advisors, LLC

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), which includes Guggenheim Funds Investment Advisors, LLC (“GFIA”) the investment adviser to the referenced fund. Collectively Guggenheim Investments has a long, distinguished history of serving institutional investors, ultra-high-net-worth individuals, family offices and financial intermediaries. Guggenheim Investments offers clients a wide range of differentiated capabilities built on a proven commitment to investment excellence.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street

Chicago, IL 60606

Member FINRA/SIPC

(07/25)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GOF-AR-0525

Item 2. Code of Ethics.

(a)       The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)       No information need be disclosed pursuant to this paragraph.

(c)       The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)       The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)       Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $126,667 and $103,560 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item 4, were $3,950 and $43,950 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively .

(c) Tax Fees: the aggregate Tax Fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $15,604 and $34,945 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

(d) All Other Fees: the aggregate All Other Fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2025, and May 31, 2024, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s pre-approval policy requires the Audit Committee to pre-approve any engagement of the registrant’s independent auditors to provide any services, other than “prohibited non-audit services,” to the registrant, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The independent auditors or the Chief Accounting Officer of the registrant (or an officer of the registrant who reports to the Chief Accounting Officer) report to the Audit Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report includes a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee. The Audit Committee is also required to pre-approve any engagement of the registrant’s independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the registrant’s investment adviser (or any “control affiliate” of the investment adviser providing ongoing services to the registrant), if the engagement relates directly to the operations or financial reporting of the registrant (unless an exception is available under Rule 2-01 of Regulation S-X).

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $19,554 and $78,895 for the fiscal years ended May 31, 2025 and May 31, 2024, respectively.

(h) Not applicable as the registrant’s accountant did not render any non-audit services to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the registrant is composed of: Randall C. Barnes; Angela Brock-Kyle; Thomas F. Lydon, Jr.; Ronald A. Nyberg; Sandra G. Sponem; and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of Item 1.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”). GPIM’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Guggenheim Funds Investment Advisors, LLC acts as the registrant’s investment adviser and is responsible for the management of the registrant. Guggenheim Partners Investment Management, LLC (“GPIM”) is responsible for the management of the registrant’s portfolio of securities. The following section provides information on the portfolio managers at GPIM:

(a)(1) Portfolio Managers

The following individuals at GPIM share primary responsibility for the day-to-day management of the registrant’s portfolio (information provided as of May 31, 2025):

Name	Since	Professional Experience During the Last Five Years

Anne B. Walsh, CFA, – Managing Partner and CIO	2007	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–2021; Managing Partner and CIO – 2021-Present
Steven Brown, CFA – Senior Managing Director and CIO, Fixed Income	2017

Guggenheim Partners Investment Management, LLC: CIO, Fixed Income – 2023-Present; Senior Managing Director – 2019- Present; Managing Director – 2016-2019; Director – 2014-2016; Vice President – 2013-2014; Senior Associate 2012-2013.

Adam Bloch – Managing Director	2018

Guggenheim Partners Investment Management, LLC: Managing Director 2019-Present; Director – 2015- 2019; Vice President – 2014-2015; Senior Associate – 2013-2014; Associate – 2012-2013. Bank of America Merrill Lynch: Associate – 2011-2012.

Evan Serdensky – Managing Director	2022	Guggenheim Partners Investment Management, LLC: Managing Director – 2023-Present; Director – 2018-2023;

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the GPIM portfolio managers as of May 31, 2025:

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	11	$3,089,562,183	3	$1,709,313,462
Other accounts	69	$130,551,683,092	1	$115,959,692

Steven Brown:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	23	$49,387,087,246	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Adam Bloch:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	10	$3,077,921,672	3	$1,709,313,462
Other accounts	46	$25,377,194,258	1	$115,959,692

Evan Serdensky:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$48,332,751,425	0	$0
Other pooled investment vehicles	3	$1,544,075,813	1	$206,187,622
Other accounts	38	$24,283,301,424	1	$115,959,692

(a)(2)(iv) Potential Conflicts of Interest

Certain portfolio managers employed by GPIM or its affiliates manage, and may in the future manage, multiple accounts, including separately managed accounts, managed account program accounts, private funds, and registered funds, according to the same or similar investment strategies and have made and sold, and may in the future seek to make or sell, investments in the same securities, instruments, sectors or strategies. The manner in which GPIM executes a strategy for one client may differ from how that same or similar strategy is executed for another client due, for example, to investment restrictions imposed by a client or to the use of affiliated no-fee registered investment companies rather than individual securities. In such cases, the performance of a strategy executed on behalf of one client may differ from the performance of the same or a similar strategy that is executed for another client.

Further, this side-by-side management of multiple accounts creates conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Some investments (such as commercial mortgage loans, products structured for insurance company investment requirements, private equity, hedge funds, venture capital and/or other equity interests) have been, and will in the future be, offered to some but not all clients when appropriately within client investment guidelines, including unaffiliated and affiliated insurance companies.

GPIM faces conflicts of interest because GPIM has an incentive to favor particular accounts over others that are less lucrative in the allocation of investments (e.g., because such accounts have the same or similar investment strategies or otherwise compete for investment opportunities, have potentially conflicting investment strategies or investments, or have differing ability to engage in short sales and economically similar transactions). These conflicts arise when, for example, GPIM allocates investment opportunities that GPIM believes could more likely result in favorable performance, engages in cross trades or executes conflicting or competing investments.

In addition, in certain situations, GPIM’s actions for one client account will affect other client accounts, and GPIM’s actions for one or more client accounts will affect, or be affected by, actions of GPIM affiliates or related persons who hold interests in a particular portfolio company, either directly or through a GPIM managed account.

To address these conflicts, GPIM’s policies and procedures require that investment decisions for client accounts advised by GPIM or its affiliates will be made independently from those of other client accounts and are made with specific reference to the individual needs and objectives of each client account, without consideration of GPIM’s or its employees’ or affiliates’ pecuniary or investment interests. In particular, under GPIM’s policies and procedures investment opportunities will be allocated in a manner that GPIM believes is consistent with its obligations as an investment adviser. Investment groups within GPIM are subject to these and/or other similar policies and procedures that are consistent with GPIM’s obligations as an investment adviser and that address circumstances that are unique to their businesses. Accordingly, particular client accounts have received, and will in the future receive, an allocation in a given transaction when other client accounts do not. Where such differences in allocation occur, account investments and performance will differ from client to client.

GPIM advises clients with similar investment strategies. GPIM has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and investment objectives of the clients as well as prevailing market conditions. In such circumstances, if an investment opportunity would be appropriate for more than one client, GPIM will be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, GPIM often determines that an investment opportunity is appropriate for a particular account, but not for another. There can be no assurance that a particular investment opportunity will be allocated in any particular manner.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client of GPIM may be aggregated (i.e., blocked or bunched), subject to the aggregation being in the best interests of the participating clients and the firm’s obligation to seek best execution. In particular, GPIM expects that trades will be aggregated between GPIM clients, unless GPIM believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for its clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When GPIM believes that it can effectively obtain best execution for its clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

In the event trades are aggregated, GPIM will seek to: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; and (iii) ensure that clients who participate in an aggregated order will participate at the same price, net of transaction costs.

When a trade is to be executed for a single GPIM client and the trade is not in the best interests of other GPIM clients at the time of the transaction, then the trade will be executed only for that client. Other instances in which client orders will not be aggregated between GPIM clients include, but are not limited to, the following: (i) traders and/or portfolio managers determine that the aggregation is not appropriate due to market conditions; (ii) portfolio managers effect the transactions through an approved client-requested directed-brokerage arrangement (i.e., the same security/investment with different brokers), making aggregation unfeasible; or (iii) a client directs a purchase or sale transaction not in the best interests of other clients at the time of the transaction.

In selecting a counterparty/broker-dealer to execute trades on behalf of clients, GPIM seeks to obtain “best execution” for client transactions (i.e., the most favorable price and execution). In seeking best execution, GPIM is not obligated to choose the counterparty offering the lowest available commission rate if, in GPIM’s reasonable judgment, (i) there is material risk that the overall cost to purchase securities will be higher or the proceeds from the sale of securities will be lower; (ii) to the extent GPIM participates in soft dollar arrangements, a higher commission is justified by the trading or research services provided by the counterparty that fall within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security, minimum credit quality considerations to transact business with a particular counterparty, or the quality of the counterparty’s operations dictate utilizing a different counterparty.

GPIM seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the best interest of all clients involved. Appropriate resolution will depend on the nature of the transaction and the conflict of interest, but may include, without limitation, (a) general disclosure in GPIM’s Form ADV, or in IMAs or in governing fund documents for the relevant clients, or in specific client notifications, or (b) specific client consent for the applicable transaction both as required by applicable law and regulation, or as required by client investment guidelines, IMAs or governing fund documents, or where otherwise determined necessary or appropriate. GPIM compliance personnel have been designated to review transactions in which conflicts of interest may exist, to ensure compliance with applicable GPIM policies and legal or regulatory requirements.

GPIM and the registrant have each adopted certain compliance procedures which are designed to address these and other types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated 1) quantitatively based on contribution to investment performance and portfolio risk control and 2) qualitatively based on factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. Some portfolio managers earn compensation that varies based on the performance of certain accounts or investments. All employees of GPIM are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. GPIM’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of certain fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years).

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2025:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund

Anne B. Walsh	$500,001-$1,000,000
Steven Brown	None
Adam Bloch	None
Evan Serdensky	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The registrant has not participated in securities lending activities during the period covered by this report.

(b) Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

(d)       Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Strategic Opportunities Fund

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: August 4, 2025

By: /s/ James Howley

Name: James Howley

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 4, 2025